UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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CELGENE CORPORATION

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CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901
April 30, 2015
Dear Stockholders:
On behalf of the Board of Directors, you are cordially invited to attend the 2015 Annual Meeting of Stockholders of Celgene Corporation. The Annual Meeting will be held on Wednesday, June 17, 2015, at 1:00 p.m. Eastern Time at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901. The formal Notice of Annual Meeting is set forth in the enclosed material.
The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the Annual Meeting, stockholders will have the opportunity to ask questions and comment on our business operations.
We are pleased to once again offer our proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting, proxy statement and proxy card. The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how each of our stockholders can receive a paper copy of our proxy materials, if desired. By furnishing proxy materials over the Internet, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
It is important that your views be represented. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 16, 2015. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote in person. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.
We appreciate your investment in Celgene and urge you to cast your vote as soon as possible.
Sincerely,

Robert J. Hugin
Chairman and Chief Executive Officer

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of Stockholders of Celgene Corporation (the “Company”) will be held at the offices of the Company, 86 Morris Avenue, Summit, New Jersey 07901, on June 17, 2015, beginning at 1:00 p.m. Eastern Time for the following purposes:
      1. to elect nine directors;
      2. to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;
      3. to approve an amendment and restatement of our 2008 Stock Incentive Plan;
      4. to hold an advisory vote on 2014 named executive officer compensation;
      5. to consider a stockholder proposal, if properly presented, described in more detail in the proxy statement; and
      6. to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
The Board of Directors has fixed the close of business on April 20, 2015 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
By order of the Board of Directors,

Lawrence V. Stein
Executive Vice President, General Counsel and
Corporate Secretary
April 30, 2015
YOUR VOTE IS IMPORTANT
Please vote via the Internet or telephone.
Internet: www.proxyvote.com
Phone: 1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

PROXY STATEMENT

General Information
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Celgene Corporation, a Delaware corporation (the “Company,” “Celgene,” “we,” “our” or “us”), of proxies to be voted at our 2015 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on June 17, 2015, beginning at 1:00 p.m., Eastern Time, at our offices, 86 Morris Avenue, Summit, New Jersey 07901. For directions, please contact Investor Relations at (908) 673-9000.
This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for fiscal 2014 and accompanying proxy card, are being mailed to holders of our common stock, par value $0.01 per share (“Common Stock”), on or about April 30, 2015. When we refer to our fiscal year, we mean the 12-month period ended December 31 of the stated year. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.
Frequently Asked Questions About the Annual Meeting and Voting
1.
I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting is limited to stockholders of record as of the close of business on April 20, 2015 and one immediate family member; one individual designated as a stockholder’s authorized proxy holder; or one representative designated in writing to present a stockholder proposal properly brought before the Annual Meeting. In each case, the individual must have proof of ownership of Celgene Common Stock, as well as a valid government-issued photo identification, to be admitted to the Annual Meeting.
Proof of Ownership
If you hold your shares in your name as a stockholder of record, you will need proof of ownership of Celgene Common Stock.
If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Celgene Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.
A stockholder may appoint a representative to attend the Annual Meeting and/or vote on his/her behalf. Valid proof of appointment of a representative, such as a power of attorney or notarized letter, must be presented along with proof of ownership of Celgene Common Stock from the holder, in order for your representative to be admitted to the Annual Meeting. If you have questions, contact Investor Relations at (908) 673-9000.
Proponent of Stockholder Proposal
The proponent of a stockholder proposal included in this Proxy Statement should notify the Company in writing of the individual authorized to present the proposal at the Annual Meeting; this notice should be received at least two weeks before the Annual Meeting.

2.
Who is entitled to vote at the Annual Meeting?

Holders of Celgene Common Stock at the close of business on April 20, 2015 are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.
3.
How many shares of Celgene Common Stock are “outstanding”?

As of April 20, 2015, there were 793,187,229 shares of Celgene Common Stock outstanding and entitled to be voted at the Annual Meeting.
4.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with Celgene’s transfer agent, American Stock Transfer & Trust Company, LLC, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Celgene.
If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card they have provided you or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2015, but may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.
5.
How do I vote?

You may vote using any of the following methods:
By mail
Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.
By telephone or on the Internet
Celgene has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 16, 2015.
The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow their voting instructions.
If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.
Telephone.   You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet.   The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your voting instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. You can also scan the QR Barcode below (or on your proxy card) with your smart device to access the website for Internet voting.

In person at the Annual Meeting
Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.
Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.
6.
What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•
giving written notice to the Corporate Secretary of the Company;

•
delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•
voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.
7.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We distribute our proxy materials to certain stockholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (SEC). This approach conserves natural resources and reduces our cost of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. On or about April 30, 2015, we mailed a “Notice of Internet Availability of Proxy Materials” to our stockholders, containing instructions on how to access the proxy materials on the Internet.
You may also request paper or e-mail delivery of the proxy materials on or before the date provided in the Notice of Internet Availability by calling 1-800-579-1639. We will fill your request within three business days. You will also have the option to establish delivery preferences that will be applicable for all future mailings of proxy materials. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and costs of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

8.
Can I access the proxy materials and the fiscal 2014 Annual Report on the Internet?

This Notice of Annual Meeting and Proxy Statement and the fiscal 2014 Annual Report are available on our website at www.celgene.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to access your proxy materials online will conserve natural resources, will save us the cost of reproducing documents and mailing them to you, and will give you an electronic link directly to the proxy voting site.
Stockholders of Record:   If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service.
Beneficial Owners:   You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
9.
What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (NYSE) or the Nasdaq Stock Market (Nasdaq).
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE or Nasdaq rules to vote your shares on the ratification of KPMG, even if the broker does not receive voting instructions from you. However, without specific instructions from you, your broker does not have discretionary authority to vote on the election of directors, approval of the amendment and restatement of our 2008 Stock Incentive Plan, the advisory vote on 2014 executive compensation, or on the stockholder proposal, in which case a broker non-vote will occur and your shares will not be voted on these matters.
10.
What is a quorum for the Annual Meeting?

The presence of the holders of Common Stock representing a majority of the voting power of all shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
11.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Majority of Votes Cast	No
Ratification of KPMG	Majority of Votes Cast	Yes
Amendment and Restatement of our 2008 Stock Incentive Plan	Majority of Votes Cast	No
Advisory Approval of Executive Compensation (non-binding)	Majority of Votes Cast	No
Stockholder Proposal (non-binding)	Majority of Votes Cast	No

If you abstain from voting or there is a broker non-vote on a matter requiring a majority of the votes cast, your abstention or the broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast. If you abstain from voting or there is a broker non-vote on a matter requiring a majority of the outstanding stock entitled to vote your abstention or the broker non-vote will count as a vote against the proposal because a majority of the outstanding shares entitled to vote at the Annual Meeting is required to approve such matter.
Election of Directors
Directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. In a contested election, the required vote would be a plurality of votes cast.
Ratification of KPMG
The votes cast “for” must exceed the votes cast “against” to approve the ratification of KPMG as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.
Amendment and Restatement of 2008 Stock Incentive Plan
The votes cast “for” must exceed the votes cast “against” to approve an amendment and restatement of our 2008 Stock Incentive Plan. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
Advisory Vote on 2014 Executive Compensation
The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
Stockholder Proposal
The votes cast “for” must exceed the votes cast “against” to approve a stockholder proposal. Abstentions and broker non-votes are not counted as votes “for” or “against” the stockholder proposal.
12.
How will my shares be voted at the Annual Meeting?

At the Meeting, the Board of Directors (through the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:
•
FOR the election of each of the director nominees named in this Proxy Statement;

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2015;

•
FOR the amendment and restatement of our 2008 Stock Incentive Plan;

•
FOR the approval, on an advisory basis, of the 2014 compensation of our Named Executive Officers; and

•
AGAINST the stockholder proposal.

13.
Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.
If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote for you on those matters.
14.
Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of mailing the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses.

MATTERS TO COME BEFORE THE ANNUAL MEETING
PROPOSAL ONE:
Election of Directors
Nominees
At the Annual Meeting, nine directors, who have been nominated by our Board of Directors, based on the recommendation of the Nominating, Governance and Compliance Committee of the Board of Directors (referred to as the Nominating Committee), are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors and, except for Michael Bonney, were elected by the stockholders at the 2014 Annual Meeting.
Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.
Our directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies. In addition, we have summarized for each director the reasons why such director has been chosen to serve on our Board of Directors.
Name	Age(1)	Position
Robert J. Hugin	60	Chairman of the Board and Chief Executive Officer
Richard W. Barker, D.Phil.	66	Director
Michael W. Bonney	56	Director
Michael D. Casey	69	Director
Carrie S. Cox	57	Director
Michael A. Friedman, M.D.	71	Director
Gilla Kaplan, Ph.D.	68	Director
James J. Loughlin	72	Director
Ernest Mario, Ph.D.	77	Director

(1)
As of June 17, 2015

Robert J. Hugin was elected as Chairman by our Board of Directors in June 2011, and has served as our Chief Executive Officer since June 16, 2010 and as President from May 1, 2006 to July 31, 2014. He also served as our Chief Operating Officer from May 1, 2006 until June 16, 2010 and Senior Vice President and Chief Financial Officer from June 1999 until May 1, 2006. Mr. Hugin has served as one of our directors since December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia. Mr. Hugin is also a director of The Medicines Company, Atlantic Health System, Inc., a non-profit health care system, and Family Promise, a national non-profit network assisting homeless families.

Mr. Hugin brings to his role as a director his extensive executive and leadership experience at Celgene and his previous business experience, as well as his leadership roles on the boards of a public company and a non-profit health care company. In particular, his experience as our President, Chief Operating Officer and Chief Financial Officer and his current role as our Chief Executive Officer enable him to provide leadership and unique insight on complex business and financial matters and guidance with respect to the strategic goals and operating framework of a high growth company such as ours. Additionally, Mr. Hugin served as Chairman of the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA) from April 2013 until April 2014, is a past Chairman of the HealthCare Institute of New Jersey and is a member of the Board of Trustees of Princeton University. In these roles, he has gained valuable knowledge of regulatory, legal and legislative issues affecting our industry.
Richard W. Barker, D.Phil., OBE, has served as one of our directors and a member of the Audit Committee of our Board of Directors since January 20, 2012. Dr. Barker was formerly Director General of the Association of the British Pharmaceutical Industry (ABPI), a pharmaceutical industry trade association in the United Kingdom, from 2004 to 2011, and served on the Board and Executive Committee of the European Federation of Pharmaceutical Industries and Associations (EFPIA) and as a Council Member of the International Federation of Pharmaceutical Manufacturers & Associations (IFPMA). Dr. Barker is currently director of the Centre for Accelerating Medical Innovations, chairman of the Health Innovation Network of South London, UK, a member of the Board of iCO Therapeutics, Inc., a Canadian biotech company, Chairman of Stem Cells for Safer Medicine, a public-private partnership using technology to improve drug safety, and chairman of International Health Partners, a UK charity providing donated medicines to crisis situations.
As an experienced healthcare leader and strategist with a distinguished career in the healthcare sector, Dr. Barker brings to his service as a director more than 20 years’ experience in the healthcare industry in which he held a range of senior leadership roles in the United States, the United Kingdom and elsewhere internationally. His career has spanned the pharmaceutical, biotechnology and medical informatics sectors, thus giving him a broad perspective on the issues facing both healthcare systems and the pharmaceutical industry.
Michael W. Bonney was elected to our Board of Directors and Audit Committee on April 14, 2015. Mr. Bonney served as Chief Executive Officer and a member of the Board of Directors of Cubist Pharmaceuticals Inc. (Cubist) (a subsidiary of Merck & Co., Inc. as of January 2015) from June 2003 until his retirement on December 31, 2014. From January 2002 to June 2003, Mr. Bonney served as Cubist’s President and Chief Operating Officer, and from 1995 to 2001, he held various positions of increasing responsibility at Biogen, Inc., a biopharmaceutical company, including Vice President, Sales and Marketing from 1999 to 2001. Prior to joining Biogen, Mr. Bonney held various positions of increasing responsibility in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Since 2014, Mr. Bonney has been a director of Alynylam Pharmaceuticals, Inc., a biopharmaceutical company, where he serves on the audit committee. He is also a trustee of the Tekla complex of life sciences and healthcare dedicated funds, where he serves on the valuation committee and chairs the governance committee and the nominating committee; and chairs the board of trustees of Bates College. Mr. Bonney was a Director of NPS Pharmaceuticals, Inc., a biopharmaceutical company from 2005 until its sale to Shire plc in February 2015, where he was a member of the audit and compensation committees and chaired the governance committee. Mr. Bonney received a B.A. in Economics from Bates College.
Mr. Bonney brings to his service as a director his extensive operational, commercial, and senior management experience in the biopharmaceutical industry, as well as his experience serving on the Board of Directors (and certain of their key standing committees) of other companies and trade organizations within our industry.
Michael D. Casey has served as one of our directors since August 2002, and has been our independent Lead Director since June 2007, the Chairman of the Nominating Committee and a member of the Executive Committee since December 2006, and a member of the Management Compensation and Development Committee (referred to as the Compensation Committee) since April 2006. Mr. Casey was a member of the Audit Committee from August 2002 through December 2006. From September 1997 to

February 2002, Mr. Casey served as the Chairman, President, Chief Executive Officer and a director of Matrix Pharmaceutical, Inc. From November 1995 to September 1997, Mr. Casey was Executive Vice President at Schein Pharmaceutical, Inc. In December 1996, he was appointed President of the retail and specialty products division of Schein Pharmaceutical, Inc. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Abaxis Inc. Mr. Casey served as a director of Allos Therapeutics, Inc. through January 2010, AVI BioPharma (now Sarepta Therapeutics, Inc.) through June 2010 and Durect Corporation through December 2013.
Mr. Casey brings to his service as a director his significant experience and leadership as President, Chief Executive Officer and senior officer of several national pharmaceutical companies. In addition to those listed above, he has previously served as a director of several other pharmaceutical/biotech companies.
Carrie S. Cox has served as one of our directors since December 2009 and a member of the Audit Committee since March 2010. Ms. Cox currently serves as the Chairman of the Board of Directors and Chief Executive Officer of Humacyte, Inc., a privately-held regenerative medicine company primarily focused in developing products for vascular disease and for therapeutic filling and soft tissue repair. Ms. Cox served as Executive Vice President of Schering-Plough and President of Schering-Plough’s Global Pharmaceutical Business until November 3, 2009 when Schering-Plough merged with Merck & Co., Inc. Prior to joining Schering-Plough, Ms. Cox served as President of Pharmacia Corporation’s pharmaceutical business until its merger with Pfizer Inc. in 2003. Ms. Cox is a member of the Board of Directors of Texas Instruments and has served on their audit and compensation committees, and is a member of the Board of Directors of Cardinal Health, Inc. and sits on its compensation committee, and the Board of Overseers of the University of Pennsylvania Museum of Archaeology and Anthropology. Ms. Cox is a graduate of the Massachusetts College of Pharmacy.
Ms. Cox brings to her service as a director her distinguished career in global healthcare and her significant experience and leadership serving in executive positions of some of the largest and most successful multi-national healthcare companies in the world, including with responsibility for those companies’ financial performance and significant capital and research and development investments.
Michael A. Friedman, M.D. has served as one of our directors since February 2011 and a member of the Nominating Committee since April 2011. Dr. Friedman is the emeritus Chief Executive Officer of City of Hope, a leading cancer research, treatment and education institution, as well as Director of the organization’s Comprehensive Cancer Center and holder of the Irell & Manella Cancer Center Director’s Distinguished Chair. Before leading City of Hope, Dr. Friedman was Senior Vice President of Research and Development, Medical and Public Policy for Pharmacia Corporation and Chief Medical Officer for biomedical preparedness at PhRMA. Additionally, Dr. Friedman has served as Deputy Commissioner for the U.S. Food and Drug Administration (FDA), later serving as Acting Commissioner, and as Associate Director of the National Cancer Institute, National Institutes of Health. Since 2004, Dr. Friedman serves on the Independent Citizens’ Oversight Committee which governs the California Institute for Regenerative Medicine and oversees the implementation of California’s stem cell research effort. Dr. Friedman is a member of the Board of Directors of MannKind Corporation and Smith & Nephew plc. He also serves on the Board of Trustees for Tulane University and the California State Stem Cell Initiative.
Dr. Friedman brings to his service as a director valuable scientific and operational expertise and leadership skills from his extensive background in cancer research and public health as a senior officer of a leading research institution, deputy and acting commissioner of the FDA, and as an executive officer of a major pharmaceutical company.
Gilla Kaplan, Ph.D. has served as one of our directors since April 1998 and is a member of the Nominating Committee and, until April 2015, was a member of the Audit Committee. Dr. Kaplan was appointed Director of the Global Health Program, Tuberculosis, at the Bill and Melinda Gates Foundation in January 2014. She previously served as Senior Advisor to the Global Health Program, Tuberculosis and member of the International Scientific Advisory Committee for the Global Health Program of the Bill and

Melinda Gates Foundation. Dr. Kaplan was head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute Center at the New Jersey Medical School, Newark, New Jersey, where she was appointed full Member in 2002 and Assistant Director in 2006. Dr. Kaplan also was previously appointed, in 2005, Professor of Medicine at the University of Medicine and Dentistry of New Jersey. Prior to that, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor.
Dr. Kaplan brings to her service as a director valuable scientific expertise and leadership skills from her distinguished career in medical research, including her current role as Director of the Global Health Program, Tuberculosis at the Bill and Melinda Gates Foundation and her past roles and experiences in the field of immunology.
James J. Loughlin has served as one of our directors since January 2007, as Chairman of the Audit Committee since June 2008 and a member of the Compensation Committee since June 2008. Mr. Loughlin served as the National Director of the Pharmaceuticals Practice at KPMG LLP (KPMG), and a five-year term as member of the Board of Directors of KPMG. Additionally, Mr. Loughlin served as Chairman of the Pension and Investment Committee of the KPMG Board from 1995 through 2001. He also served as Partner in charge of Human Resources, Chairman of the Personnel and Professional Development Committee, Secretary and Trustee of the Peat Marwick Foundation and a member of the Pension, Operating and Strategic Planning Committees. Mr. Loughlin serves as a member of the Board of Directors and the Audit Committee of Edge Therapeutics, Inc., a privately-held biopharmaceutical company, and InspireMD, Inc., a publicly-traded medical device manufacturer.
Mr. Loughlin brings to his service as a director his valuable experiences as National Director of the Pharmaceuticals Practice at KPMG, his service as Chairman of the Pension and Investment Committee of the KPMG Board and his service on various other committees and foundations. In particular, through his professional association with KPMG, including a five-year term as member of the Board of Directors of KPMG, Mr. Loughlin brings to our Board of Directors an extensive background in accounting and financial reporting, qualifying him as an audit committee financial expert (as that term is defined in the regulations of the SEC).
Ernest Mario, Ph.D. has served as one of our directors since August 2007 and is a member of the Nominating Committee since August 2007, the Executive Committee since June 2008 and Chairman of the Compensation Committee since August 2014. Dr. Mario is a former Deputy Chairman and Chief Executive of Glaxo Holdings plc and a former Chairman and Chief Executive Officer of ALZA Corporation. Dr. Mario also serves as a director of publicly-traded healthcare companies: Capnia, Inc. (chairman of the board), Boston Scientific Corporation (member of audit committee and chair of compensation committee), Chimerix Inc. (chairman of the board and member of the nominating and governance committee), Kindred Biosciences Inc. (chairman of the audit committee and member of the compensation committee), XenoPort Inc. (member of the nominating and governance committee) and Tonix Pharmaceuticals Holding Corp. (member of the compensation committee). He is Chairman of the American Foundation for Pharmaceutical Education and serves as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. In 2007, Dr. Mario was awarded the Remington Medal by the American Pharmacists Association, pharmacy’s highest honor.
Dr. Mario brings to his service as a director his significant executive leadership experience, including his experience leading several pharmaceutical companies, as well as his membership on public company boards and foundations. He also has extensive experience in financial and operations management, risk oversight, and quality and business strategy.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Security Ownership of Certain Beneficial Owners and Management
The table below sets forth the beneficial ownership of Common Stock as of April 20, 2015 (except as otherwise noted) by (i) each director, (ii) each Named Executive Officer for fiscal 2014 (as defined below), (iii) all of our current directors and executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to options that are exercisable or that will become exercisable within 60 days after April 20, 2015 and restricted stock units (RSUs) that will vest within 60 days of April 20, 2015 are deemed outstanding and reflected in the amount of beneficial ownership column and for computing the ownership percentage of the stockholder holding such securities, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Vested RSUs are included as Common Stock. Shares underlying Performance Stock Units (PSUs) are not deemed outstanding until earned and are not included in the table. As of April 20, 2015, there were 793,187,229 shares of Common Stock outstanding. Unless otherwise noted, the address of each stockholder listed in the table is c/o Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.
Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class
Robert J. Hugin	3,840,755(1)	*
Peter N. Kellogg	132,173(2)	*
Mark J. Alles	351,994(3)	*
Thomas O. Daniel, M.D.	415,242(4)	*
Jacqualyn A. Fouse, Ph.D.	725,511(5)	*
Perry A. Karsen	334,962(6)	*
Scott A. Smith	239,113(7)	*
Richard W. Barker, D.Phil.	88,157(8)	*
Michael W. Bonney	10,000(9)	*
Michael D. Casey	365,335(10)	*
Carrie S. Cox	104,480(11)	*
Michael A. Friedman, M.D.	124,349(12)	*
Gilla Kaplan, Ph.D.	322,799(13)	*
James J. Loughlin	238,968(14)	*
Ernest Mario, Ph.D.	220,233(15)	*
All directors and executive officers as a group (16 persons)	7,641,615(1)-(15)	*
BlackRock, Inc.	50,495,857(16)	6.4%
55 East 52nd Street
New York, New York 10022
The Vanguard Group.	42,954,327(17)	5.4%
100 Vanguard Blvd.
Malvern, PA 19355

*
Less than one percent (1%)

(1)
Consists of 1,184,131 shares of Common Stock, 2,524,000 shares of Common Stock underlying stock options, 27,355 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Hugin, 95,669 shares of Common Stock held by a family foundation of which Mr. Hugin is a trustee, and 9,600 shares of Common Stock owned by Mr. Hugin’s children.

(2)
Consists of 132,110 shares of Common Stock underlying stock options, and 63 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Kellogg.

(3)
Consists of 111,447 shares of Common Stock, 234,908 shares of Common Stock underlying stock options, and 5,639 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Alles.

(4)
Consists of 55,532 shares of Common Stock, 356,510 shares of Common Stock underlying stock options, and 3,200 shares of Common Stock held in our 401(k) Plan for the benefit of Dr. Daniel.

(5)
Consists of 54,128 shares of Common Stock, 670,070 shares of Common Stock underlying stock options, and 1,313 shares of Common Stock held in our 401(k) Plan for the benefit of Ms. Fouse.

(6)
Consists of 81,523 shares of Common Stock, 251,800 shares of Common Stock underlying stock options, and 1,639 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Karsen.

(7)
Consists of 19,054 shares of Common Stock, 217,556 shares of Common Stock underlying stock options, and 2,503 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Smith.

(8)
Consists of 8,857 shares of Common Stock and 79,300 shares of Common Stock underlying stock options.

(9)
Consists of shares of Common Stock underlying stock options.

(10)
Consists of 84,753 shares of Common Stock held by a family trust of which Mr. Casey is a trustee and 280,582 shares of Common Stock underlying stock options. Mr. Casey disclaims beneficial ownership over the shares of Common Stock held by the family trust.

(11)
Consists of 15,480 shares of Common Stock and 89,000 shares of Common Stock underlying stock options.

(12)
Consists of 10,333 shares of Common Stock held by a family trust of which Dr. Friedman is a trustee and 114,016 shares of Common Stock underlying stock options.

(13)
Consists of 87,753 shares of Common Stock and 235,046 shares of Common Stock underlying stock options.

(14)
Consists of 19,086 shares of Common Stock, 218,082 shares of Common Stock underlying stock options and 1,800 shares of Common Stock owned by family trusts of which Mr. Loughlin’s spouse is a trustee.

(15)
Consists of 141,159 shares of Common Stock, 76,500 shares of Common Stock underlying stock options and 2,574 shares of Common Stock owned by Dr. Mario’s spouse.

(16)
Information regarding BlackRock, Inc., as of December 31, 2014, was obtained from an amendment to Schedule 13G filed by BlackRock, Inc. with the SEC on February 9, 2015.

(17)
Information regarding The Vanguard Group, as of December 31, 2014, was obtained from a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2015.

Board Independence
No director will be deemed to be independent unless the Board of Directors affirmatively determines that the director has no other material relationship with us, directly or as an officer, stockholder or partner of an organization that has such a relationship with us. The Board of Directors observes all criteria for independence established by Nasdaq under its applicable Listing Rules. The Board of Directors has determined that all of our Non-Employee Directors, constituting all but one of our directors, may be classified as “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules. Executive sessions of our independent directors are convened in conjunction with each regularly scheduled Board of Directors meeting.
Board Meetings; Committees and Membership
General
The Board of Directors held seven meetings during fiscal 2014, five of which meetings were held over a period of two consecutive days. During fiscal 2014, each of the directors then in office attended more than 75% of the aggregate of  (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served. Our policy is to encourage our Board members to attend all annual meetings and any special meetings of stockholders. All of our directors attended the 2014 Annual Meeting.

We maintain the following standing committees of the Board of Directors: the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. Except for the Executive Committee, each committee is comprised entirely of directors who are “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules. Other than the Executive Committee, each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. A copy of the Amended and Restated Charters of the Audit Committee, the Compensation Committee and the Nominating Committee, as well as our Corporate Governance Guidelines, are available on our website at www.celgene.com by choosing the “Investor Relations” link and clicking on the “Corporate Governance” section.
The Executive Committee
The Executive Committee’s current members are Robert J. Hugin (Chairman), Michael D. Casey and Ernest Mario, Ph.D. The Executive Committee held one meeting during fiscal 2014 at which all members were present. The Executive Committee has and may exercise all of the powers and authority of our full Board of Directors, subject to certain exceptions.
The Management Development and Compensation Committee (the “Compensation Committee”)
The Compensation Committee’s current members are Ernest Mario, Ph.D. (Chairman), Michael D. Casey and James J. Loughlin. The Compensation Committee held nine formal meetings and a number of informal meetings during fiscal 2014. The Compensation Committee annually reviews and approves the total compensation packages for all executive officers, including the Chief Executive Officer, considers modification of existing compensation and benefit programs and the adoption of new compensation and benefit plans, administers the plans and reviews and makes recommendations to the Board of Directors regarding the compensation of non-employee members of the Board of Directors. Additionally, the Compensation Committee periodically reviews our leadership development plans and succession planning with the Chief Executive Officer. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan, the Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan, our 1992 Long-Term Incentive Plan, our 2008 Stock Incentive Plan and the Pharmion Corporation (Pharmion) 2000 Stock Incentive Plan, (ii) the full power and authority to administer and interpret the Celgene Corporation 2005 Deferred Compensation Plan (the “Nonqualified Plan”) and (iii) the authority to review all matters relating to our personnel.
Compensation Committee Consultant
The Compensation Committee has retained Radford, an Aon Hewitt Company, which we refer to as “Radford,” as its outside compensation consultant since 2004. Radford was retained by the Compensation Committee as a result of a competitive bidding process conducted by the Compensation Committee. Radford regularly meets with the Compensation Committee and provides advice regarding the design and implementation of our executive compensation programs, as well as our director compensation programs. In particular, Radford:
•
reviews and makes recommendations regarding executive and director compensation (including amounts and forms of compensation);

•
provides market data and performs competitive market analyses;

•
advises the Compensation Committee as to best practices; and

•
assists in the preparation of our compensation-related disclosures included in this proxy statement.

In providing its services to the Compensation Committee, with the Compensation Committee’s knowledge, Radford may contact our management from time to time to obtain data and other information from us and to work together in the development of proposals and alternatives for the Compensation Committee to review and consider. In fiscal 2014, the cost of Radford’s executive compensation and director compensation consulting services was $108,738.

In addition, in fiscal 2014, with the knowledge and consent of the Compensation Committee, (i) Aon Consulting, an affiliate of Radford, was retained by us to provide global employee benefits consulting services, (ii) Aon Risk Services, an affiliate of Radford, was retained by us for various insurance-related consulting services, and (iii) Radford Surveys, an affiliate of Radford, was retained by us for various compensation surveys. In fiscal 2014, the aggregate cost of such other consulting services was $142,103.
The Compensation Committee regularly evaluates the nature and scope of the services provided by Radford. The Compensation Committee approved the fiscal 2014 executive and director compensation consulting services of Radford described above. Although the Compensation Committee was aware of the nature of the services performed by Aon Consulting, Aon Risk Services and Radford Surveys, the Compensation Committee did not review and approve such services as those services were reviewed and approved by management in the ordinary course of business.
In order to ensure that Radford is independent, Radford is only engaged by, takes direction from, and reports to, the Compensation Committee and, accordingly, only the Compensation Committee has the right to terminate or replace Radford at any time. Further, Radford maintains certain internal controls within Aon which include, among other things:
•
Radford is managed separately from Aon and performance is measured solely on the Radford business;

•
no commissions or cross revenue is provided to Aon in the event that Aon introduces Radford to an account, and no Aon staff member is paid commissions or incentives for Radford services;

•
Radford is not rewarded for selling Aon services nor is Radford required to cross-sell services;

•
Radford maintains its own account management structure, contact database and IT network and its survey data is on a separate IT platform from Aon; and

•
no member of Radford’s team is involved in, or sits on, any Aon committee for purposes of selling Aon services.

The Nominating, Governance and Compliance Committee (the “Nominating Committee”)
The Nominating Committee’s current members (as of April 15, 2015) are Michael D. Casey (Chairman), Gilla Kaplan, Ph.D., Ernest Mario, Ph.D. and Michael A. Friedman, M.D. The Nominating Committee’s members during fiscal 2014 were Michael D. Casey (Chairman), Rodman L. Drake (through June 17, 2014), Ernest Mario, Ph.D. (since October 14, 2014) and Michael A. Friedman, M.D. The Nominating Committee held six meetings in fiscal 2014. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors, oversees the evaluation of the Board of Directors, develops and recommends to the Board of Directors appropriate corporate governance guidelines, reviews on a periodic basis the Company’s leadership development plans and succession planning with respect to the position of Chief Executive Officer, and oversees certain of the Company’s corporate compliance efforts (excluding financial compliance and reporting and overseeing compliance with the requirements of the U.S. Foreign Corrupt Practices Act, which are the responsibilities of the Audit Committee). The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a proxy statement with the SEC regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our By-Laws and under the section of this proxy statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, we have not received any recommendation from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement.

In evaluating director nominees, the Nominating Committee currently considers the following factors:
•
our needs with respect to the particular competencies and experience of our directors;

•
familiarity with our business and businesses similar to ours;

•
financial acumen and corporate governance experience; and

•
our desire that our Board reflect diversity with respect to, among other matters, professional and operational experience, scientific and academic expertise, international background, gender, race and ethnicity.

The Nominating Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee will identify the required skills, background and experience of a new nominee, in tandem with prevailing business conditions, and will source relevant candidates and present to the Board of Directors suggestions as to individuals who meet the required criteria. The Nominating Committee utilizes the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.
The Audit Committee
The Audit Committee’s current members (as of April 15, 2015) are James J. Loughlin (Chairman), Richard W. Barker, D.Phil., Michael W. Bonney and Carrie S. Cox. The Audit Committee’s members during fiscal 2014 were James J. Loughlin (Chairman), Richard W. Barker, D.Phil., Gilla Kaplan, Ph.D. and Carrie S. Cox. The Audit Committee held nine meetings in fiscal 2014. Mr. Loughlin is an “audit committee financial expert” within the meaning of the rules of the SEC and, as such, he satisfies the requirements of Rule 5605(c)(2) of the Nasdaq Listing Rules. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee appoints, subject to stockholder ratification, our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of the effectiveness of our internal control over financial reporting and disclosure controls and procedures, the overall quality of our financial reporting and appropriate application of our critical accounting policies and to approve any related person transactions (as defined below). The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of our internal audit function. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers or others of concerns on questionable accounting and auditing matters.
Related Person Transaction Policies and Procedures
At the beginning of each calendar year, each member of our Board of Directors and each executive officer is required to complete an extensive questionnaire that we utilize when preparing our annual proxy statement, as well as our Annual Report on Form 10-K. The purpose of the questionnaire is to obtain information from directors and executive officers to verify disclosures about them that are required to be made in these documents. Regarding related person transactions, it serves two purposes: first, to remind each executive officer and director of their obligation to disclose any related person transactions entered into between themselves (or family members or entities in which they hold an interest) and us that in the aggregate exceed $120,000 (“related person transaction”) that might arise in the upcoming year; and second, to ensure disclosure of any related person transaction that is currently proposed or that occurred since the beginning of the preceding year. When completing the questionnaire, each director and executive officer is required to report any such transaction.

Compensation Committee Interlocks and Insider Participation
Each member of the Compensation Committee is an independent director within the meaning of the Nasdaq Listing Rules. There were no interlocks among any of the members of the Compensation Committee and any of our executive officers.
Financial Officer Code of Ethics
We have adopted a Financial Officer Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and other financial professionals. This Financial Officer Code of Ethics is posted on our website at www.celgene.com and may be accessed by choosing the “Investor Relations” link and clicking on the “Corporate Governance” section. We intend to satisfy the disclosure requirements regarding any amendment to, or a waiver of, a provision of the Financial Officer Code of Ethics by posting such information on our website. We undertake to provide to any person a copy of this Financial Officer Code of Ethics upon request to our Corporate Secretary at our principal executive offices.
Stockholder Nominations
Our By-Laws provide that nominations for the election of directors may be made at an annual meeting: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.
In addition to any other applicable requirement for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the Exchange Act), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and; (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.
Stockholder Communications
Our Board of Directors has determined that, to facilitate communications with the Board of Directors, or any individual member or any Committee of the Board of Directors, stockholders should direct all communication in writing to our Corporate Secretary at our principal executive offices. Our Corporate

Secretary will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chairpersons of any Committee of the Board of Directors, as appropriate.
Board Leadership Structure
The Board of Directors has concluded that, consistent with past practice and in the Company’s best interests and the interests of our stockholders, the positions of Chairman and Chief Executive Officer should be combined.
Accordingly, assuming that the director nominees are elected to the Board at the Annual Meeting, Mr. Hugin will continue to hold the positions of both Chairman and Chief Executive Officer.
The independent directors believe that each of the possible leadership structures for a board has its particular pros and cons, which must be considered in the context of the specific circumstances, culture and challenges facing a company. The independent directors believe that our current model of the combined Chairman/CEO role in conjunction with the independent Lead Director position is the appropriate leadership structure that has served our stockholders well in the past and will continue to do so in the future. Additionally, given the abilities and strengths of each of our Board members, their varied organizational backgrounds and wide range of leadership and management experience, we believe that the concentration of functions will continue to promote a culture of transparency and accountability that has guided, and will continue to guide, our successful performance.
Our leadership structure is periodically reviewed to ensure that it is appropriate for us given the facts and circumstances at the time of review. The independent directors believe that the combined Chairman/CEO position, together with the independent Lead Director, has certain advantages over other board leadership structures and continue to best meet our current needs, including:
•
ensuring efficient communication between management and the Board;

•
clearly delineating the independent Lead Director’s and other independent directors’ oversight roles from the Chairman/CEO’s and other management’s strategic and operational roles;

•
ensuring that all key and appropriate issues are discussed by the Board in a timely and constructive manner;

•
providing clarity for our key stakeholders on corporate leadership and accountability; and

•
augmenting the Chairman’s knowledge of our strategy, operations and financial condition and, in turn, communicating that to external stakeholders.

As Chief Executive Officer, Mr. Hugin is accountable directly to the full Board of Directors and has day-to-day responsibility for our business operations and for general oversight over our business and the various management teams that are responsible for our day-to-day operations.
We believe that the combined Chairman/CEO leadership structure is appropriate for us as it enhances our Board’s oversight by leveraging the knowledge of our Chief Executive Officer who has also served, in the past, as our President, Chief Financial Officer and Chief Operating Officer.
Independent Lead Director
In June 2007, Michael D. Casey was designated independent Lead Director. In accordance with our corporate governance guidelines, as adopted by the Board of Directors on December 16, 2010, the independent Lead Director provides guidance concerning the agenda for each Board meeting, presides over executive sessions of the independent directors that are held on a regular basis, communicates with the Chairman/CEO after each executive session of the independent directors to provide feedback and to effectuate the decisions and recommendations of the independent directors, acts as liaison between the independent directors and management on a regular basis and when communication out of the ordinary course is appropriate.
Mr. Casey is actively involved with the Company and devotes a significant amount of time and energy to fulfilling his responsibilities as Lead Director. He reviews and provides guidance with respect to establishing the agenda and the materials for each meeting of our Board of Directors and certain of the committees of our Board. He meets regularly, and works closely, with our CEO, Mr. Hugin, and other senior members of management, as well as with other management and non-management employees. He also facilitates communication among the directors on our Board and speaks regularly with the independent chairs of our other Board committees and with each of our Non-Employee Directors and promotes the candid exchange of ideas among the Board members. Moreover, in his capacity as Lead Director and Chair of our Nominating, Governance and Compliance Committee, Mr. Casey provides leadership in the areas of corporate governance, Board composition, succession planning and other governance-related matters.
Board of Directors Role in Risk Oversight
In connection with its oversight responsibilities, the Board of Directors, including through the Audit Committee, Nominating Committee and Compensation Committee, periodically assesses the significant risks that we face. These risks include financial, legal, technological, competitive, operational and compensation-related risks. The Board, together with the Chief Executive Officer, the Chief Financial Officer, management representatives of the relevant functional areas (e.g. internal audit, legal, regulatory and compliance groups, operational management, human resources, etc.) and representatives of each of our primary operating subsidiaries, reviews and monitors the identification, assessment and mitigation of the material risks affecting our operations.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, each of our directors, executive officers and any person beneficially owning more than 10 percent of Common Stock is required to report his, her or its ownership of Common Stock and any change in that ownership, on a timely basis, to the SEC. We believe that all applicable acquisitions and dispositions of Common Stock, including grants of options under our 2008 Stock Incentive Plan, were filed on a timely basis for fiscal 2014.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) provides an overview of the compensation philosophy of the Company, which serves as the foundation of our executive compensation programs. In this CD&A, we also describe our compensation plans and programs, under which key compensation decisions were made regarding the following individuals, who we collectively refer to as our Named Executive Officers (NEOs), for fiscal 2014:
Name	Title
Robert J. Hugin	Chief Executive Officer and Chairman of the Board
Peter N. Kellogg	Executive Vice President, Chief Financial Officer
Mark J. Alles	President and Chief Operating Officer
Thomas O. Daniel, M.D.	President, Research and Early Development
Jacqualyn A. Fouse, Ph.D.	President Hematology and Oncology; formerly Executive Vice President and Chief Financial Officer
Perry A. Karsen	Chief Executive Officer, Celgene Cellular Therapeutics
Scott A. Smith	President, Inflammation & Immunology
Each of our NEOs is fully engaged in company-wide strategic planning and decision-making aimed at ensuring our long-term success through delivering on short- and long-term financial goals and through continuing to innovate, develop and commercialize life-changing drugs for our patients. The full biographies for Ms. Fouse, Dr. Daniel and Messrs. Alles, Karsen, Kellogg and Smith are provided elsewhere in this proxy statement under “Additional Information Regarding Executive Officers — Executive Officers.”
We believe the design of our executive pay programs will lead to continued stockholder support of our executive compensation programs. Our fiscal 2014 compensation programs and consequent payouts continued to reflect our compensation philosophy and guiding principles that align competitive pay to performance. In fiscal 2014, our executive compensation programs were structured such that 92% of our NEOs’ total compensation was delivered in the form of short- and long-term incentives, both of which are highly variable and tied to achievement of Company goals, objectives and stock price performance.
Highlights of 2014 Company Performance and Alignment of Pay to Performance
Across the metrics used to determine performance versus our objectives under our compensation plans and programs, fiscal 2014 was a strong year for us that we believe will contribute to securing sustained growth in the future for the benefit of the Company, our stockholders and the patients we serve.

Financial Performance
Revenue:   Adjusted (non-GAAP (generally accepted accounting principles) total revenue of  $7.670 billion, an 18% increase year over year. Contributing to this was:
◦
REVLIMID® sales of  $4.980 billion, an increase of 16%

◦
ABRAXANE® sales of  $848 million, an increase of 31%

◦
POMALYST®/IMNOVID® sales of  $680 million

◦
OTEZLA® sales of  $70 million

Earnings Per Share (EPS):   Adjusted (non-GAAP) diluted EPS of  $3.71, a 24% increase year over year (on a stock split-adjusted basis).
These and other 2014 accomplishments are reflected in our above-target score of 109.75% under our annual cash bonus, or Management Incentive Plan (MIP).
For more information, please see the description of non-GAAP financial achievements in “Key 2014 Compensation Actions and Program Highlights — Annual Bonus (MIP) Payout for Fiscal 2014” and Appendix A — Reconciliation of GAAP to Non-GAAP Net Income.

Delivering Value to Our Stockholders
Our stock price increased over 32% in fiscal 2014, reflecting our strong financial performance. Our three-year Total Shareholder Return (TSR)* through December 31, 2014 was 254%, which approximates the 75th percentile of our peer group determined by our Compensation Committee. Relative Total Shareholder Return and its role in our pay-for-performance philosophy under our Long-Term Incentive Plan (“LTIP”) are further described in “Highlights of Best Practices of Our Compensation Programs” and “Long-Term Incentives.”
*
Under our LTIP, TSR is calculated as the percent change in our common stock price at the beginning and the end of each performance cycle, calculated as the difference between the average closing price of our common stock in the 30 trading days preceding the commencement of each performance cycle and the average closing price of our common stock in the final 30 trading days of each performance cycle.

Advisory Vote on Executive Compensation
We conducted our fourth annual non-binding advisory vote on executive compensation at our 2014 Annual Meeting of Stockholders. At the 2014 Annual Meeting of Stockholders, 96.0% of the votes cast on the advisory vote on executive compensation proposal were in favor of our NEO compensation as described in the proxy statement. The Compensation Committee reviewed these final vote results and determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and stockholder expectations.
Despite the affirmative vote, however, the Compensation Committee believes that continual review of our executive compensation programs and their alignment to Company and stock price performance is in the best interests of our stockholders. In fiscal 2014, the Compensation Committee made changes to long-term incentives to further align our executive compensation to the interests of our stockholders, and to reinforce our pay for performance philosophy. These and other practices are described in “Highlights of Best Practices of Our Compensation Programs.”
Our Compensation Philosophy
Our executive compensation philosophy is centered on the concept that compensation programs must be designed to focus executives on delivering both short- and long-term value to our stockholders and patients. The objectives against which executives’ performance is measured (and pay is subsequently delivered) require our NEOs not only to balance their focus between short- and long-term business strategies, but also to maintain a balanced and appropriate risk profile.
In order to provide a consistent framework within which the Compensation Committee sets objectives, measures performance and decides compensation actions for our NEOs, we design our plans and deliver compensation according to the following principles:
•
Value Creation:   In setting target pay and making compensation decisions, the Compensation Committee balances historical performance of each NEO with expected future contributions to his/her functional areas and to the broader management of the Company.

•
Pay for Performance:   Our compensation programs are designed to deliver compensation that is commensurate with the level of performance achieved and to align the interest of our executives with the interests of our stockholders. Further, weighting our NEOs’ pay mix more heavily on performance-based incentives ensures that payouts under our compensation plans appropriately reflect the achievement of financial and strategic goals.

•
Team-Based:   The Compensation Committee reviews and approves objectives and makes compensation decisions based on the NEOs’ performance not only against the specific strategy and objectives of the function(s) for which he/she is responsible, but also against each NEO’s engagement in our broader, longer-range management as a whole. Aligning each NEO’s variable pay to overall

Company objectives reinforces our team-based management approach and encourages decision-making that is in the interest of the broader organization. As part of this team-based approach, we also strive to create and maintain internal equity in our compensation arrangements.
•
Competitive Positioning:   We actively monitor compensation in relation to our industry and peer group. The Compensation Committee does not target a specific percentile within our peer group; rather, benchmark data is used as a reference point when making compensation determinations. The Compensation Committee periodically reviews our peer group and with the input of Radford, makes changes based on an analysis of several factors. Given that eight of the nine companies in our peer group also list us as a peer, we believe this further demonstrates the appropriateness and relevance of this peer group. We also consider various surveys, including the Radford Global Life Sciences Survey, SIRS Executive Compensation Survey and Towers Watson U.S. CDB Pharmaceutical Executive Database. Throughout fiscal 2014, our peer group consisted of the following companies:

AbbVie Inc.	Bristol-Myers Squibb Company
Allergan, Inc.*	Eli Lilly and Company
Amgen Inc.	Forest Laboratories, Inc.**
Baxter International Inc.	Gilead Sciences Inc.
Biogen Idec Inc.	Valeant Pharmaceuticals International, Inc.

*
In March 2015, Actavis plc completed the acquisition of Allergan, Inc.

**
In July 2014, Actavis plc completed the acquisition of Forest Laboratories, Inc.

Highlights of Best Practices of Our Compensation Programs
We continue to maintain leading governance practices in our compensation programs for our NEOs. Below is a summary that highlights key features and decisions with respect to our compensation plans and programs.
Compensation Recovery
In the event of an executive’s fraud or misconduct that results in a material negative restatement of our financial statements, with respect to the year to which the restatement applies (excluding any year before January 1, 2013 for our CEO and before January 1, 2014 for our other NEOs) and for any single year prior to the year in which the Company is required to prepare the restatement, we may recoup any or all of the incentive compensation paid to that executive in excess of the amounts that would have been paid to that executive based on the restated results. We may also cancel unvested incentive compensation or require the executive to repay any gains realized by the executive in excess of the amount that would have been paid to that executive based on the restated results.

Risk Mitigation
We proactively review our compensation programs and policies to ensure they are reflective of our philosophy with regard to risk. The plan features below are designed to promote each NEO’s focus on making decisions that promote a responsible and balanced risk profile:
◦
Diversification and balance of short- and long-term rewards

◦
Multiple metrics within each variable pay program that are balanced and weighted so as not to encourage focus on a single metric to the exclusion of others

◦
Maximum payout caps for all variable and performance-based plans

◦
Share ownership requirements for our NEOs

◦
Holding requirements on shares earned under our Long-Term Incentive Plan (LTIP) of at least one year and one day

◦ One year and one day holding requirement on all vested, earned Performance Stock Units (PSUs), which were introduced in 2015, as described elsewhere in this proxy statement
Share Ownership Requirements
In order to ensure that our NEOs continue to have a significant stake in our long-term performance and to align executives’ compensation to the interest of stockholders, our NEOs have share ownership requirements. As CEO, Mr. Hugin’s share ownership requirement is an amount equal in value to six times his annual base salary. Our guidelines also provide for target stockholdings in an amount equal in value to three times annual base salary for Messrs. Alles, Karsen, Kellogg, and Smith, Dr. Daniel and Ms. Fouse. These guidelines will be satisfied if the NEO holds, by the end of the applicable five-year period, at least the number of shares of our Common Stock equal to the value of the target amount divided by our stock price on the date the NEO becomes subject to the guidelines. Owned shares, vested restricted or deferred stock units, and vested shares held in the NEO’s 401(k) plan account are included in ownership calculations, but stock options are not. With the exception of Mr. Kellogg, who was hired in fiscal 2014, and Mr. Smith, who became subject to ownership requirements in fiscal 2014, our NEOs met and exceeded their stock ownership guidelines ahead of the required time frame.

Holding Periods
In addition to share ownership requirements, there is a holding period on all shares granted to NEOs under the LTIP of at least one year and one day, and a one year and one day holding period on all vested, earned PSUs. These holding periods further align compensation and value delivered to stock performance and long-term value to our stockholders.

No Repricing
Our 2008 Stock Incentive Plan prohibits us from modifying stock options to reduce the exercise price, substituting a new stock option at a lower price for a surrendered stock option or repurchasing stock options if the per share exercise price is less than the fair market value of a share of Common Stock, unless such action is approved by our stockholders.

Securities Trading Policy
We maintain a comprehensive securities trading policy which provides, among other things, that our employees who possess material non-public information regarding us may not disclose, or trade while in possession of, such information or buy or sell our securities during any designated blackout period. Further, the policy prohibits all employees from short-selling our securities, transacting in derivative securities relating to Celgene without prior written consent of our Chief Executive Officer or holding our stock in a margin account or pledging our stock as collateral for a loan without prior approval of an appropriate officer of the Company. Individuals classified as “insiders” (which includes our NEOs) and related persons (as defined in the policy) generally may not buy or sell our securities at any time without prior approval, except under approved Rule 10b5-1 trading plans.

No Golden Parachute Gross-Up Payments
In April 2014, at Mr. Hugin’s suggestion, his employment agreement was amended to eliminate his golden parachute excise tax gross-up provision. Accordingly, none of our NEOs currently have an agreement with the Company whereby we would be obligated to pay a gross-up for excise taxes in excess of parachute payments as defined in Internal Revenue Code (IRC) Section 280G.

Change in Control Double-Trigger
In 2011, we amended our 2008 Stock Incentive Plan to eliminate the “single-trigger” change in control vesting provision for equity awards granted on or after July 1, 2011 and to provide that, unless otherwise determined at grant, such equity awards vest upon an involuntary termination without cause that occurs within two years following a change in control (i.e., a “double trigger”).

Relative Total Stockholder Return (R-TSR)
A portion of each NEOs long-term compensation is based on R-TSR, either through our active LTIP performance cycles or, beginning in fiscal 2015, through PSUs. R-TSR is calculated as the percent change in our stock price at the beginning and the end of a measurement period compared to an identified peer group of companies for the same period, which is then expressed as a percentile. This measure ensures that executive pay realized through long-term compensation is aligned to our stock performance and value delivered to our stockholders as compared to our identified peer group.

NEO Compensation Cost Analysis
To ensure that our compensation programs remain aligned with the interests of our stockholders and to further reinforce a team-based approach to management, we measure our NEOs’ collective compensation in relation to the collective compensation paid to named executive officers of companies within our peer group as an additional data point when making compensation decisions for our NEOs.

Roles & Responsibilities
   Overview of the Compensation Committee
The Compensation Committee is responsible for, among other things, overseeing our executive compensation and benefit programs, establishing base salary, incentive compensation, including equity awards, and any other compensation for NEOs, including reviewing and approving the CEO’s recommendations for the compensation of NEOs and other officers of the Company who are determined to be subject to the reporting requirements of Section 16 of the Exchange Act. In addition, the Compensation Committee, in conjunction with the Board, reviews and approves the CEO’s performance and compensation levels. The Compensation Committee also ensures that the total compensation paid to our NEOs is reasonable, competitive and achieves the goal of delivering results and long-term value to our stockholders.
   Role of the CEO
The CEO makes recommendations to the Compensation Committee regarding setting of performance objectives for the Company. After the Company’s objectives are established, the CEO works with each NEO to determine how his/her respective function(s) will contribute to the overall short- and long-term goals of the Company. To this end, at the beginning of each fiscal year, the CEO establishes goals and objectives with each NEO that are designed to advance his/her functional areas, while promoting achievement of overall corporate performance goals. At the conclusion of each fiscal year, the CEO evaluates the actual performance of each NEO via our performance management process and recommends appropriate salary adjustments and incentive awards to the Compensation Committee via our compensation review process.
At the request of the Compensation Committee, the CEO participates in Compensation Committee meetings and provides relevant assessment and explanation supporting his recommendations. Other members of our management, as well as certain advisors, including Radford, also attend Compensation Committee meetings by request.
   Role of the Compensation Consultant
The Compensation Committee has retained Radford as its independent compensation consultant to assist in the continual development and evaluation of compensation plans and programs and the Compensation Committee’s determinations of compensation awards. The Compensation Committee’s consultant attends Compensation Committee meetings and provides third-party data, independent analyses, advice and industry expertise on plan design, best practices, and proposes executive compensation levels within our plans.

At the request of the Compensation Committee, Radford reviews briefing materials prepared by management and outside advisers to management and advises the Compensation Committee on matters covered in the materials, ensuring the consistency of proposals with the Compensation Committee’s compensation philosophy and comparisons to programs at peer companies. Also at the request of the Compensation Committee, Radford prepares its own analyses and reports, including positioning of plans and programs within the context of competitive market analyses designed to ensure that our plans and programs reinforce the principles within our compensation philosophy.
The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and concluded that no conflict of interest exists that would prevent it from serving as an independent consultant to the Compensation Committee. For more information about the Compensation Committee’s engagement of Radford, please see “Board Meetings; Committees and Membership — Compensation Committee Consultant.”
Elements of Our Compensation Programs for NEOs
The goal of our compensation plans and programs is to deliver appropriate, fiscally responsible compensation to NEOs that focuses their efforts on delivering results against short- and long-term objectives, provides sustained value to stockholders and encourages taking responsible, appropriate and balanced risks. Accordingly, we have designed our compensation programs to include the following components:
   Pay Mix
The Compensation Committee believes that compensation for our NEOs must be a mix of variable compensation (both short- and long-term) and fixed compensation (base salary) in order to reinforce our executives’ responsibility to balance short- and long-term performance while maintaining focus on delivering value for our stockholders. As such, our programs offer opportunity for higher compensation for successful performance and lower compensation in the absence of success. The Compensation Committee also believes in minimal use of perquisites as they do not reinforce our pay-for-performance philosophy. For our NEOs, the mix of compensation is weighted toward long-term, performance-based pay that correlates awards to the overall delivery of corporate performance and stockholder value, as reflected in the 2014 charts below.
Fixed vs. Performance-Based	Performance-Based Short-Term vs. Long-Term

Fixed compensation includes base salary; Performance-based compensation includes bonus, LTIP and equity awards.	Short-term compensation includes annual bonus; Long-term compensation includes the value of LTIP and equity awards.
Cash vs. Equity

Cash compensation includes base salary and bonus for fiscal 2014; equity compensation includes all equity grants awarded in fiscal 2014 and LTIP awards paid in shares for the 2012–2014 performance cycle.
   Base Salary
Base salaries for our NEOs provide a fixed rate of pay and serve as the basis for calculating targets in certain variable pay programs (as discussed below). Starting salaries and subsequent increases are determined based on the following factors:
•
performance, experience, expected future contribution and ability to deliver value to stockholders;

•
analysis of internal pay relationships; and

•
market conditions and competitive positioning.

   Annual Bonus
Our Management Incentive Plan (MIP) is a variable pay plan designed to focus NEOs on annual goals and objectives that are established in order to contribute to the short- and long-term health of our business. The Compensation Committee reviews and approves each plan year’s targets and metrics under the MIP to ensure that they are challenging and commensurate with our short- and long-term business plan. Actual payments made under the MIP are calculated based on performance in relation to the Compensation Committee-approved goals. For all of our NEOs (with the exception of Mr. Kellogg, who received a bonus at target due to his mid-year hire date), the maximum potential bonus payout under the MIP for fiscal 2014 was 200% of their annual bonus targets and the minimum potential bonus payout was zero. Awards generally are payable at the end of February following the year to which the performance goals relate. Payments under our MIP are made in cash and are deferrable under our Nonqualified Plan.
   Long-Term Incentives
   Equity Grants
The Compensation Committee maintains that equity awards must align the interests of our NEOs with those of our stockholders through rewarding exceptional corporate performance, stockholder returns and ensuring that decisions made in the short-term solidify a strong future for us. As such, awards granted pursuant to the 2008 Stock Incentive Plan are an essential component of our total compensation strategy. The equity pool of awards available to grant to all employees (including our NEOs) in any given year is approved at the end of the prior year by the Compensation Committee, subject to the overall maximum amount of shares of our stock available under the 2008 Stock Incentive Plan.
 We issue long-term, equity-based compensation via the following vehicles:
Type	General Terms
Stock Options
•
Granted quarterly, upon hire and once annually, based on achievement of performance objectives and value creation
•
Service-based vesting over four years (25% per year)
•
Ten-year term
•
Subject to recovery

Restricted Stock Units (RSUs)
•
Granted annually with the possibility of a subsequent grant on achievement of performance objectives and value creation
•
Service-based cliff vesting (100% vested on third anniversary of grant date)
•
Subject to recovery

Type	General Terms
LTIP
•
LTIP awards can be paid in cash, restricted shares of our Common Stock or a combination thereof, as determined by the Compensation Committee
•
If shares are awarded at the conclusion of a three-year performance cycle, they are based on attainment of performance metrics, weighted as follows:
◦
Adjusted Revenue (37.5% weighting)

◦
Adjusted Earnings Per Share (37.5% weighting)

◦
R-TSR (25% weighting)

•
All earned shares are subject to holding periods of at least one year and one day
•
Subject to recovery
•
Commencing in 2015, NEOs no longer participate in new LTIP performance cycles

Performance Stock Units (PSUs)
•
Granted annually, commencing with the 2015 grant
•
Three-year vesting and measurement period, subject to attainment of defined, weighted metrics established by the Compensation Committee prior to the grant (see Equity Award Mix —  2015 for details)
•
Maximum award is 200% of target
•
All earned PSUs must be held for one year and one day from the vesting date
•
Subject to recovery

General Provisions for Death, Disability, Termination and Retirement for Stock Options, RSUs and PSUs
•
In the event of death, permanent disability or termination within two years as a result of a change in control (double-trigger), the vesting of stock options, RSUs and PSUs will accelerate
•
If the NEO attains retirement as defined in the 2008 Stock Incentive Plan and has given at least six months’ notice of the intent to retire, as of the date of retirement:
◦
RSUs granted on or after April 29, 2013 will vest on retirement, but will be payable on the earliest of death, disability or the originally scheduled vesting date following retirement (except with respect to our CEO, whose equity awards will immediately vest and become payable in accordance with his employment agreement)

◦
Unvested RSUs granted prior to April 29, 2013 cancel upon retirement unless a prior arrangement has been approved by the Compensation Committee

◦
PSUs will continue to vest and a pro rata portion (based on number of completed months of employment during the vesting period) will be payable based on achievement of defined performance metrics on the earliest of death, disability or the originally scheduled vesting date following retirement (except with respect to our CEO, whose equity awards will immediately vest and become payable in accordance with his employment agreement)

◦
Stock options will continue to vest and will remain exercisable until the earlier of three years after retirement or the original expiration date (except with respect to our CEO, whose equity awards will immediately vest in accordance with his employment agreement)

   Mix of Equity Awards
As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines equity awards, based in part on recommendations from Radford, including the appropriate mix of equity vehicles. The Compensation Committee decides on targets and actual award amounts based upon relative contribution to our performance, individual performance, demonstrated leadership, and expected future contributions to the achievement of Company goals and objectives.
   Equity Award Mix — 2014
In fiscal 2014, annual awards granted (based on the value of such awards) were an approximate mix of 2/3 stock options and 1/3 RSUs. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to stock performance (via stock options), and our financial performance on both an absolute and relative basis (via performance-based equity, including shares earned under our current LTIP performance cycles).
   Equity Award Mix — 2015
In December 2014, the Compensation Committee decided to remove our NEOs from future LTIP performance cycles and deliver all long-term incentives through our annual equity program. The Compensation Committee determined that PSUs would be added to the annual equity program for our NEOs, as they are common among our peers, and solidify the Compensation Committee’s intent to deliver significant at-risk pay via long-term incentives. This philosophy maintains and furthers alignment of our compensation programs to financial performance and the long-term performance of our stock. Each of our NEOs’ 2015 equity awards, with the exception of Mr. Karsen, will be granted based on a targeted value determined by the Compensation Committee (based in part on data presented by Radford) and will be granted in the form of 50% stock options (to be granted quarterly), 30% PSUs (granted in February 2015) and 20% RSUs (to be granted once annually). Mr. Karsen’s award will also be based on a targeted value, but will be granted in the form of 70% stock options (to be granted quarterly) and 30% PSUs (granted in February 2015). The performance measurements for the PSUs and February 2015 grant amounts are as follows:
Award & Year	Measurements & Weights		Threshold, Target & Maximum of Financial Measures	Peer Group
PSU 2015	Adjusted Revenue	37.5%	90% – 100% – 110%	S&P 500 Biotechnology & Pharmaceutical Index Companies
	Adjusted EPS	37.5%	90% – 100% – 110%
	R-TSR	25%	35th – 50th – 80th (percentiles)
	Performance Stock Unit Awards
Name	Threshold (50% of target)	Target	Maximum (200% of target)
Robert J. Hugin	14,700	29,400	58,800
Peter N. Kellogg	3,100	6,200	12,400
Mark Alles	3,100	6,200	12,400
Thomas Daniel	3,100	6,200	12,400
Jacqualyn Fouse	3,100	6,200	12,400
Perry A. Karsen	3,100	6,200	12,400
Scott A. Smith	3,100	6,200	12,400
This mix of equity vehicles maintains balance between each NEO’s ability to drive attainment of key financial metrics (Adjusted Revenue and Adjusted EPS) and delivery of value to our stockholders (as measured primarily through R-TSR).
The Compensation Committee has weighted the awards deliberately to emphasize stock options, as these awards accrue value only when the market price of our Common Stock is above the exercise price, aligning compensation to stock performance. The weighting of RSUs and (commencing in 2015) PSUs allows the Compensation Committee to deliver equivalent value while using fewer authorized shares, emphasizes employment longevity (through time-vested RSUs) and focuses on the overall financial health of the Company (through PSUs). The Compensation Committee may adjust the mix of award types or approve different award types as part of the overall long-term incentive award strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
   Long-Term Incentive Plan (LTIP)
The LTIP is a three-year plan designed to focus executives on achievement of longer-term objectives that are intended to ensure our long-term strength financially, commercially and in our research and development programs. An additional objective of the LTIP is to promote management continuity in key functional areas. Prior to the commencement of each three-year plan (a “performance cycle”), the Compensation Committee establishes three key corporate-wide metrics against which performance will be measured. These objectives are weighted and awards earned under the LTIP are calculated based on actual performance in relation to these weighted objectives.
The threshold, target and maximum cash payout levels under the current LTIP performance cycles are calculated as a percentage of each NEO’s base salary at the time the LTIP was approved by the Compensation Committee. Share-based payout levels are calculated using the cash-based threshold, target and maximum levels, divided by the average closing price of Celgene stock for the 30 trading days prior to the commencement of each performance cycle. For new entrants into current performance cycles, the threshold, target and maximum cash payout levels are determined using the salary at the time of approved plan participation and are prorated according to full months of participation in the plan. Share-based payout levels are calculated using the cash-based targets, divided by the average closing price of Celgene stock for the 30 trading days prior to the effective date of plan participation.
Payments under the LTIP may be made in cash or restricted shares of our common stock, or a combination thereof, as determined by the Compensation Committee in its sole discretion at the end of each performance cycle. Share-based payout levels remain constant throughout the performance cycle. Therefore, final award values are reflective of the stock price at the end of the measurement period. Specific data pertaining to performance targets, individual targets and resulting payments under the LTIP can be found elsewhere in this proxy statement under “Key 2014 Compensation Actions and Program Highlights.” Payments, if made, are deferrable for our U.S.-based plan participants. For the current LTIP plan cycles, it is the intention of the Compensation Committee to settle in shares of our Common Stock. If the LTIP for either of the 2013–2015 or 2014–2016 performance cycles settles in shares of our Common Stock, such shares will be subject to a holding period of one year and one day from the day after the conclusion of the applicable performance cycle.
For our NEOs, there are two performance cycles running concurrently for 2013–2015 and 2014–2016 that will end December 31, 2015 and 2016, respectively. In December 2014, the Compensation Committee determined that, beginning with the 2015–2017 performance cycle, selected executives, including our NEOs, will no longer participate in the LTIP and that their long-term equity awards will be granted solely via a combination of stock option, RSU and PSU awards. The Compensation Committee believes that the LTIP performance measures described below properly align executive pay with the interests of our stockholders and achieves a balanced approach to performance-based long-term incentives through focusing executive pay on internal financial measures, and on the external measurement of stock performance in relation to industry peers.

Performance Cycle	Measurements & Weights		Threshold, Target & Maximum of Financial Measures	Peer Group
2013–2015	Adjusted Revenue	37.5%	90% – 100% – 125%	Top 35 biopharmaceutical peers according to market capitalization prior to the commencement of the performance cycle
	Adjusted EPS	37.5%	90% – 100% – 125%
	R-TSR	25%	50th – 70th – 90th (percentiles)
2014–2016	Adjusted Revenue	37.5%	90% – 100% – 110%	Top 35 biopharmaceutical peers according to market capitalization prior to the commencement of the performance cycle
	Adjusted EPS	37.5%	90% – 100% – 110%
	R-TSR	25%	35th – 50th – 80th (percentiles)
   Other Elements of Compensation
   Retirement Benefits
We do not offer pension benefits to our U.S.-based employees, including our NEOs. Instead, we provide the opportunity to accumulate retirement income through:
•
Equity awards (described elsewhere in this proxy statement).

•
Nonqualified Deferred Compensation Plan (Nonqualified Plan):   An unfunded plan to which certain U.S.-based management-level employees and each of our NEOs may elect to defer up to 90% of their base salary and up to 100% of their MIP and LTIP payments. For further discussion of the Nonqualified Plan, see “Employer Contributions to the Nonqualified Deferred Compensation Plan” and “Additional Information Regarding Executive Officers — Nonqualified Deferred Compensation Table” elsewhere in this proxy statement.

•
401(k) Plan:   We make matching contributions under our 401(k) Plan in the form of shares of our Common Stock to the Plan accounts of all eligible employees who participate in the 401(k) Plan and are active employees on the final day of the Plan calendar year, including our NEOs. Matching contributions for all employees, including our NEOs, vest 20% per year for the first five years of employment, after which all current and future contributions are 100% vested.

   Other Benefits
We provide our NEOs health and welfare benefits that are consistent with the plans, programs and eligibility provided to other employees. Additionally, we offer our NEOs reimbursement for professional tax and financial counseling of up to $15,000 per calendar year, which alleviates concerns with respect to tax preparation and financial planning, with the goal of minimizing distractions to the effective management of our business. We also offer excess liability insurance to our NEOs, consistent with those offered to other senior-level employees. The Company pays the premium for all participating employees, including our participating NEOs, and the employee is taxed on the value of the premium paid on his/her behalf.
   Employment Agreements
We entered into an employment agreement with Mr. Hugin effective May 1, 2006, which was amended to comply with the deferred compensation rules under Section 409A of the Internal Revenue Code of 1986, as amended (the Code), effective on December 31, 2008. Effective on June 16, 2010, Mr. Hugin’s employment agreement was further amended to reflect his appointment as Chief Executive Officer. We also entered into letter agreements with each of Messrs. Kellogg, Alles, Karsen and Smith, Dr. Daniel and Ms. Fouse. In April 2014, at Mr. Hugin’s suggestion, his employment agreement was amended to eliminate his golden parachute (Code Section 280G) excise tax gross-up provision and to provide that if Mr. Hugin becomes entitled to any amounts subject to the excise tax under Section 4999 of the Code relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment (commonly referred to as a “contingent cutback”). Our other NEOs are not entitled to golden parachute (Code Section 280G) excise tax gross-ups. If Ms. Fouse or Messrs. Kellogg or Smith become entitled to any amounts subject to the excise tax under Code Section 4999 relating to golden parachute payments, such amounts will be subject to a contingent cutback. We discuss the terms and conditions of these agreements elsewhere in this proxy statement under the heading “Additional Information Regarding Executive Officers — Agreements with our Named Executive Officers.”
Key 2014 Compensation Actions and Program Highlights
In fiscal 2014, the Compensation Committee approved adjustments to compensation equity grants and award payouts for each NEO based on performance in relation to pre-approved objectives established under each compensation program as described elsewhere in this proxy statement.
   Base Salary
In its capacity as consultant, each year, Radford provides an analysis of the competitive landscape within our industry and our peer group as additional context in which the Compensation Committee approves salaries for our NEOs. In addition to external market conditions, when deciding on base salary increases, the Compensation Committee also considers performance value creation and internal alignment. The table below outlines the salary adjustments determined for our NEOs in each fiscal year, reflective of the prior year’s performance, value creation and current competitive positioning.
Name	2013 Salary	2014 Salary	Effective Date of Salary Adjustment(1)	2015 Salary	Effective Date of Salary Adjustment
Robert J. Hugin	$1,280,000	$1,400,000	3/1/2014	$1,500,000	3/1/2015
Peter Kellogg	$—	$800,000	7/1/2014	$824,000	3/1/2015
Mark J. Alles	$670,000	$850,000	8/1/2014	$875,500	3/1/2015
Thomas O. Daniel, M.D.	$649,000	$700,000	3/1/2014	$721,000	3/1/2015
Jacqualyn A. Fouse, Ph.D.	$757,000	$825,000	8/1/2014	$849,800	3/1/2015
Perry A. Karsen	$649,000	$670,000	3/1/2014	$690,100	3/1/2015
Scott A. Smith	$490,000	$600,000	8/1/2014	$650,000	3/1/2015

(1)
Messrs. Alles and Smith and Ms. Fouse were promoted to their current roles effective August 1, 2014. Their new salaries, as reflected above, were also effective on this date.

   Annual Bonus (MIP) Payout for Fiscal 2014
In December 2013, the Compensation Committee determined that adjusted (non-GAAP) diluted EPS, adjusted (non-GAAP) total revenue and certain non-financial measures continued to be appropriate measures for use in connection with the fiscal 2014 MIP and approved these targets for the fiscal 2014 MIP. The Compensation Committee believes that these measures, balanced with our long-term objective of maintaining a significant research and development reinvestment rate, fuel our long-term growth, best serve our patients and reflect true operating performance. In setting these objectives, the Compensation Committee considered our fiscal 2013 performance and established the fiscal 2014 targets, not based on the prior year’s targets, but based on actual performance, which was significantly higher than the established targets. This approach, balanced with our long-term strategic plan, was intended to deliver strong financial results to our stockholders.
For fiscal 2014, Messrs. Hugin, Alles and Karsen, Dr. Daniel and Ms. Fouse received cash bonus payments determined entirely by the achievement of corporate goals. Due to his mid-year hire, Mr. Kellogg received a bonus at 100% of target. Mr. Smith’s bonus was calculated based on a weighted blend of corporate goals and goals specific to the building of the global Inflammation and Immunology franchise and the U.S. launch of OTEZLA®. The corporate performance measures for fiscal 2014 were based on the following components and associated weights:

56% Financial Objectives
•
28% on adjusted (non-GAAP) total revenue — Target of  $7.5 billion; and

•
28% on adjusted (non-GAAP) diluted EPS — Target of  $7.10 per share ($3.55 on a stock-split adjusted basis)

44% Non-Financial Objectives (Selected Strategic Corporate Objectives)
•
advancement of our hematology clinical and regulatory pipeline: REVLIMID® in newly diagnosed multiple myeloma; POMALYST®/IMNOVID® in relapsed refractory multiple myeloma;

•
advancement of our oncology clinical and regulatory pipeline: ABRAXANE® in pancreatic cancer and lung cancer;

•
advancement of our inflammation and immunology clinical and regulatory pipeline: OTEZLA® in psoriasis, ankylosing spondylitis, and Behçet’s disease; and

•
clinical advancement of early stage product candidates, both internally and through external collaborations.

We have not disclosed all of the non-financial targets or performance in relation to targets for the fiscal 2014 MIP performance period because we believe that disclosing such information that represents confidential business information could place us at a competitive disadvantage by providing detailed insight into our strategic and financial goals.
Based on our full year financial results, the Compensation Committee determined that the MIP score for fiscal 2014 was 109.75% of target, which includes both financial and non-financial performance, with weighted scores of 74% and 35.75%, respectively. These fiscal 2014 financial achievements include adjusted (non-GAAP) diluted EPS of  $3.71 on a stock split-adjusted basis and adjusted (non-GAAP) total revenue (which was the same as GAAP total revenue) of  $7.670 billion. Among the achievements in the clinical area were the progression of multiple key strategic studies both domestically and internationally, and the deepening of our pipeline through strategic external collaborations.
Financial measures that are not defined by GAAP provide investors and management with supplemental measures of operating performance and trends that facilitate comparisons between periods before, during and after certain items that would not otherwise be apparent on a GAAP basis. For purposes of calculating our adjusted (non-GAAP) financial measures, we exclude certain items that management and the Compensation Committee do not believe affect our basic operations and do not meet the GAAP definition of unusual or non-recurring items. Adjusted (non-GAAP) total revenue, adjusted (non-GAAP) net income and adjusted (non-GAAP) diluted earnings per share are not, and should not be viewed as, a substitute for similar GAAP items. The following is a discussion of the differences between each adjusted (non-GAAP) financial measure included in this proxy statement with the most comparable financial measure calculated and presented in accordance with GAAP:
•
Adjusted (non-GAAP) total revenue of  $7.670 billion was the same as GAAP total revenue in fiscal 2014.

•
Adjusted (non-GAAP) net income of  $3.099 billion vs. GAAP net income of  $2.000 billion in fiscal 2014. The difference between the two figures is primarily attributable to (i) the effects of charges for share-based employee compensation expense, (ii) upfront payment expense for research and development collaboration arrangements, (iii) in-process research and development impairment recorded as a result of changes in estimated probability-weighted cash flows related to CC-292, (iv) the settlement of a contingent obligation to make matching contributions to a non-profit organization, (v) the amortization of intangible assets and other charges resulting from the acquisitions of Abraxis BioScience Inc. (Abraxis), Pharmion, Gloucester Pharmaceuticals, Inc. (Gloucester), and Avila Therapeutics, Inc. (now known as Celgene Avilomics Research, Inc.) (Avila), (vi) changes in the fair value of contingent consideration issued as part of the Abraxis, Gloucester, Avila, and Nogra Pharma Limited acquisitions, and (vii) the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments, including the effects of acquisition related matters, adjustments to the amount of unrecognized tax benefits, and nonrecurring items connected with the launch of new products. Each of items (i) through (vii) are excluded from the adjusted (non-GAAP) figure, but included in the GAAP figure.
•
Adjusted (non-GAAP) diluted earnings per share of  $3.71 vs. GAAP diluted earnings per share of $2.39 in fiscal 2014, on a stock split-adjusted basis. The difference between the two figures is primarily attributable to the effect of net income items (i) through (vii) listed above. Each of such items (i) through (vii) above are excluded from the adjusted (non-GAAP) figure but included in the GAAP figure.

For a reconciliation of the adjusted (non-GAAP) financial measures to the most comparable financial measure calculated and presented in accordance with GAAP for fiscal 2014, see Appendix A to this proxy statement.
Under the MIP, the Compensation Committee may adjust, modify or amend the performance measures and targets in the plan to reflect certain events that affect such performance measures and targets, including (i) restructurings, discontinued operations, extraordinary items or events, corporate transactions (including dispositions or acquisitions) and other unusual or non-recurring items, and (ii) changes in tax law or accounting standards required by GAAP.
   Fiscal 2014 MIP — Payouts for NEOs
NEO	Bonus Target for Fiscal 2014(1)	Corporate Weighting X Corporate Score	Other Weighting X Other Score	Bonus Paid 2/27/2015	2015 Target
Robert J. Hugin	150%	100% x 109.75%	—	$2,271,825	150%
Peter Kellogg	70%	—	—	$560,000(2)	70%
Mark J. Alles	79%	100% x 109.75%	—	$667,692	90%
Thomas O. Daniel, M.D.	70%	100% x 109.75%	—	$531,245	70%
Jacqualyn A. Fouse, Ph.D.	74%	100% x 109.75%	—	$654,823	80%
Perry A. Karsen	70%	100% x 109.75%	—	$512,039	70%
Scott A. Smith	61%	20% x 109.75%	80% x 120.4%	$396,941(3)	75%

(1)
For Messrs. Alles and Smith and Ms. Fouse, the target used to calculate their 2014 MIP bonus represents a weighted blend of their targets before and after their August 1, 2014 promotions as follows: Mr. Alles: 70% to 90%, Ms. Fouse: 70% to 80%, Mr. Smith 50% to 75%.

(2)
Due to his July 1, 2014 date of hire, Mr. Kellogg received a bonus at target.

(3)
Mr. Smith’s 2014 bonus was calculated using 20% weighting on the Company score and 80% on the Inflammation and Immunology Global Franchise Score.

   Fiscal 2015 MIP
Consistent with prior years, the annual incentive bonus for fiscal 2015 will be based on a percentage of annual base salary earnings for each NEO. Below are the financial and selected non-financial targets for the fiscal 2015 MIP:
56% Financial Objectives(1)
•
28% on adjusted (non-GAAP) total revenue — Target range of  $9.0 to $9.5 billion; and

•
28% on adjusted (non-GAAP) diluted EPS — Target range of  $4.60 to $4.75 per share.

44% Non-Financial Objectives (Selected Strategic Corporate Objectives)(1)
•
advancement of our hematology clinical and regulatory pipeline: REVLIMID® in newly diagnosed multiple myeloma, mantle cell lymphoma and non-Hodgkin’s lymphoma; POMALYST®/IMNOVID® in relapsed refractory multiple myeloma;

•
advancement of our oncology clinical and regulatory pipeline: ABRAXANE® in pancreatic cancer and breast cancer;

•
advancement of our inflammation and immunology clinical and regulatory pipeline: OTEZLA® in psoriasis, Crohn’s disease and Behçet’s disease; and

•
clinical advancement of early stage product candidates, both internally and through external collaborations.

(1)
Matters discussed in this proxy statement, including financial targets, may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. No forward-looking statement can be guaranteed. Risks and uncertainties include risks associated with current or pending research and development activities, actions by the U.S. Food and Drug Administration and other regulatory authorities, and those other factors detailed in our filings with the SEC.

   Equity Compensation
Pursuant to the philosophy and approach described elsewhere in this proxy statement, for fiscal 2014, Radford recommended, and the Compensation Committee approved, the following equity awards for our NEOs, the amounts of which have been updated to reflect the two-for-one stock split in June 2014:
Name	Stock Options(1)	RSUs(2)
Robert J. Hugin	356,000(3)	44,500(4)
Peter N. Kellogg	121,935(5)(8)	65,510(5)(8)
Mark J. Alles	69,845(6)(8)	8,750(7)(8)
Thomas O. Daniel, M.D.	65,935(6)(8)	7,610(7)(8)
Jacqualyn A. Fouse, Ph.D.	69,845(6)(8)	8,750(7)(8)
Perry A. Karsen	69,845(6)(8)	4,200(7)
Scott A. Smith	36,760(9)	8,410(9)

(1)
Stock options are awarded in equal amounts on a quarterly basis, vest 25% per year over four years from the date of grant and have an exercise price equal to the fair market value of our Common Stock on the date of grant. In the event of death, permanent disability or involuntary termination without cause during the two year period commencing on a change in control, vesting of stock options will accelerate. In the event of retirement as defined under the 2008 Stock Incentive Plan, stock options will continue to vest for three years from the NEO’s retirement date (except for Mr. Hugin, the details of which are described under “Agreements with our Named Executive Officers — Employment Agreement with Mr. Hugin”).

(2)
RSUs are subject to three-year, service-based cliff vesting. In the event of death, permanent disability or involuntary termination without cause during the two year period commencing on a change in control, RSUs will accelerate. In the event of retirement as defined under the 2008 Stock Incentive Plan, RSUs granted on or after April 29, 2013 will vest on retirement, but will be payable on the earlier of death, permanent disability or the originally scheduled vesting dates following the NEO’s retirement date (except for Mr. Hugin, the details of which are described under “Agreements with our Named Executive Officers — Employment Agreement with Mr. Hugin”).

(3)
In 2014, Mr. Hugin was granted 117,500 stock options in the first quarter, 159,000 stock options in the third quarter and 79,500 stock options in the fourth quarter.

(4)
Mr. Hugin was granted 44,500 RSUs on July 28, 2014.

(5)
Mr. Kellogg was granted 100,000 stock options and 60,000 RSUs on August 1, 2014 as his new hire grant. Mr. Kellogg was also granted 10,175 stock options and 2,100 RSUs in the fourth quarter of 2014.

(6)
In 2014, Messrs. Alles and Karsen, Dr. Daniel, and Ms. Fouse were granted 23,650 stock options in the first quarter, 20,350 stock options in the third quarter and 10,175 stock options in the fourth quarter.

(7)
Messrs. Alles and Karsen, Dr. Daniel, and Ms. Fouse were granted 4,200 RSUs on July 28, 2014.

(8)
In February 2014, the Compensation Committee approved an additional pool of equity to grant in the fourth quarter of 2014 of up to 168,000 (post-split) shares of Common Stock to be delivered as stock options and RSUs. This pool was used to award one-time grants to Ms. Fouse, and Mr. Alles of 15,670 stock options and 4,550 RSUs, 11,760 stock options and 3,410 RSUs to Dr. Daniel and Mr. Kellogg, and 15,670 stock options to Mr. Karsen, to recognize their contributions in fiscal 2014 and their expected future value creation. These grants were made on December 19, 2014.

(9)
Mr. Smith was granted 10,000 stock options in the first quarter, 10,000 stock options and 5,000 RSUs in the third quarter, and 5,000 stock options in the fourth quarter of fiscal 2014. In addition, on December 19, 2014, Mr. Smith was granted 11,760 stock options and 3,410 RSUs to recognize contributions in fiscal 2014 and his expected future value creation.

   LTIP
During fiscal 2014, our eligible NEOs received an award for the 2011–2013 performance cycle, based on overall achievement under the plan of 149.8% of target, the details of which have been disclosed in other public filings. We have not disclosed the specific performance targets under the LTIP because these targets represent confidential business information that could place us at a competitive disadvantage by providing insight into our long-term performance and financial goals. After the conclusion of the 2012–2014 performance cycle, the Compensation Committee approved the performance in relation to the pre-established measures, consisting of three financial performance objectives: (1) non-GAAP total revenue (weighting of 37.5%), (2) non-GAAP EPS (weighting of 37.5%), and (3) R-TSR (weighting of 25%). With the exception of Mr. Smith, who was paid in cash, the 2012–2014 LTIP payouts were made in restricted shares of common stock based on achievement of 161.5% of performance objectives as determined by the Compensation Committee.
Our NEOs are also eligible to receive an award for each of the three-year performance cycles that have not been completed (i.e., 2013–2015 and 2014–2016) and it is the intention of the Compensation Committee to settle these awards through the issuance of shares (except for Mr. Smith, who will be paid in cash), which will be subject to a holding period of one year and one day from the day after the conclusion of the applicable performance cycle. As previously discussed, our NEOs will not participate in the 2015–2017 LTIP cycle. The targets under the LTIPs are expressed as a percentage of the NEO’s annual base salary at the time their participation was approved by the Compensation Committee, as detailed in the tables below.

   2013–2015 Performance Period
The potential payouts (in either cash or shares, as determined by the Compensation Committee), expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2013–2015 performance period are reflective of the June 2014 two-for-one stock split and are as follows:
Name	Threshold(1)(4)	Target(2)(4)	Maximum(3)(4)
Robert J. Hugin	$587,500	$1,468,750	$2,350,000
	14,888 shares	37,222 shares	59,554 shares
Peter N. Kellogg	$200,000	$400,000	$800,000
	2,493 shares	4,986 shares	9,973 shares
Mark J. Alles	$325,000	$650,000	$1,300,000
	8,236 shares	16,472 shares	32,944 shares
Thomas O. Daniel, M.D.	$315,000	$630,000	$1,260,000
	7,982 shares	15,966 shares	31,932 shares
Jacqualyn A. Fouse, Ph.D.	$367,500	$735,000	$1,470,000
	9,314 shares	18,626 shares	37,252 shares
Perry A. Karsen	$315,000	$630,000	$1,260,000
	7,982 shares	15,966 shares	31,932 shares
Scott A. Smith	$118,750	$237,500	$475,000

(1)
The threshold cash payout is 50% of December, 2012 base salary for all of our NEOs except Messrs. Kellogg and Smith. Mr. Kellogg’s threshold cash payout is 50% of his July 1, 2014 base salary and is prorated for the number of full months of participation in the performance cycle. Mr. Smith’s threshold cash payout is 25% of his December, 2012 base salary.

(2)
The target cash payout is 125% of December, 2012 base salary for Mr. Hugin and 100% for Messrs. Alles and Karsen, Dr. Daniel, and Ms. Fouse. Mr. Kellogg’s target cash payout is 100% of his July 1, 2014 base salary and is prorated for the number of full months of participation in the performance cycle. Mr. Smith’s target cash payout is 50% of his December, 2012 base salary.

(3)
The maximum cash payout is 200% of the aforementioned base salary for all of our NEOs except Messrs. Kellogg and Smith. Mr. Kellogg’s maximum cash payout is 200% of his July 1, 2014 base salary and is prorated for the number of full months of participation in the performance cycle. Mr. Smith’s maximum cash payout is 100% of his December, 2012 base salary.

(4)
Share-based threshold, target and maximum payout levels for the applicable NEOs (except Mr. Kellogg) are determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the performance cycle which began on January 1, 2013. For Mr. Kellogg, the share-based threshold, target and maximum payout levels were determined using the average closing price of our Common Stock for the 30 trading days preceding his hire date of July 1, 2014.

   2014–2016 Performance Period
The potential payouts (in either cash or shares, as determined by the Compensation Committee), expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2014–2016 performance period are reflective of the June 2014 two-for-one stock split and are as follows:
Name	Threshold(1)(4)	Target(2)(4)	Maximum(3)(4)
Robert J. Hugin	$640,000	$1,600,000	$2,560,000
	7,810 shares	19,526 shares	31,240 shares
Peter N. Kellogg	$333,333	$666,667	$1,333,333
	4,155 shares	8,310 shares	16,621 shares
Mark J. Alles	$335,000	$670,000	$1,340,000
	4,088 shares	8,176 shares	16,352 shares
Thomas O. Daniel, M.D.	$324,500	$649,000	$1,298,000
	3,960 shares	7,920 shares	15,840 shares
Jacqualyn A. Fouse, Ph.D.	$378,500	$757,000	$1,514,000
	4,618 shares	9,238 shares	18,476 shares
Perry A. Karsen	$324,500	$649,000	$1,298,000
	3,960 shares	7,920 shares	15,840 shares
Scott A. Smith	$122,500	$245,000	$490,000

(1)
The threshold cash payout is 50% of December, 2013 base salary for all of our NEOs except Messrs. Kellogg and Smith., Mr. Kellogg’s threshold cash payout is 50% of his July 1, 2014 base salary and is prorated for the number of full months of participation in the performance cycle. Mr. Smith’s threshold cash payout is 25% of his December, 2013 base salary.

(2)
The target cash payout is 125% of December, 2013 base salary for Mr. Hugin and 100% for Messrs. Alles and Karsen, Dr. Daniel and Ms. Fouse. Mr. Kellogg’s target cash payout is 100% of his salary at the time of hire and is prorated for the number of full months of participation in the performance cycle. Mr. Smith’s target cash payout is 50% of his December, 2013 base salary.

(3)
The maximum cash payout is 200% of the aforementioned base salary for all of our NEOs except Mr. Kellogg and Mr. Smith. Mr. Kellogg’s maximum cash payout is 200% of his July 1, 2014 base salary and is prorated for the number of full months in the plan. Mr. Smith’s maximum cash payout is 100% of his December, 2013 base salary.

(4)
Share-based threshold, target and maximum payout levels for the applicable NEOs (except Mr. Kellogg) are determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the performance cycle which began on January 1, 2014. For Mr. Kellogg, the share-based threshold, target and maximum payout levels was determined using the average closing price of our Common Stock for the 30 trading days preceding his hire date of July 1, 2014.

   Matching Contributions
Our 401(k) Plan is a tax-qualified retirement savings plan available to all of our eligible employees, including our NEOs. Under the 401(k) Plan, we make discretionary matching contributions to participants (including our NEOs) in the form of shares of our Common Stock to such participant’s plan account of up to 6% of their eligible earnings or the maximum permitted by law. For fiscal 2014, we made matching contributions to our NEOs (deposited in the first quarter of 2015) under the 401(k) Plan as follows:
Name	Matching Contributions under the 401(k) Plan(1)
Robert J. Hugin	177.97299 shares of Common Stock (fair value of $19,908)
Peter Kellogg	62.74696 shares of Common Stock (fair value of $7,019)
Mark J. Alles	177.97299 shares of Common Stock (fair value of $19,908)
Thomas O. Daniel, M.D	177.97299 shares of Common Stock (fair value of $19,908)
Jacqualyn A. Fouse, Ph.D.	177.97299 shares of Common Stock (fair value of $19,908)
Perry A. Karsen	177.97299 shares of Common Stock (fair value of $19,908)
Scott A. Smith	177.97299 shares of Common Stock (fair value of $19,908)

(1)
The matching 401(k) Plan amounts reflect the fair value of the shares as of December 31, 2014 and are included in the Summary Compensation Table, column (i), which is included elsewhere in this proxy statement.

   Employer Contributions to the Nonqualified Deferred Compensation Plan
For fiscal 2014, we made semi-monthly cash matching contributions to the Nonqualified Plan on behalf of Mr. Hugin in the amount of 15% of gross base salary earnings for an aggregate annual contribution of  $207,000. Our other NEOs were not eligible to receive matching contributions under the Nonqualified Plan. For further discussion of the Nonqualified Plan, see “Additional Information Regarding Executive Officers — Nonqualified Deferred Compensation Table” elsewhere in this proxy statement.
   Other Benefits
Each of the NEOs is eligible for medical, dental, vision, disability and life insurance coverage on the same terms as other employees. Our executive compensation program also includes limited perquisites and other benefits. Each of our NEOs is eligible for reimbursement of reasonable expenses incurred in obtaining professional tax and financial counseling, up to a maximum of  $15,000 annually.
In addition, we provide an excess liability insurance policy to certain senior-level eligible employees. The premiums for such policies are taxable income for our employees, including our NEOs. For fiscal 2014, we made premium payments of  $2,330 on behalf of Messrs. Hugin, Karsen and Smith and Ms. Fouse, $1,364 on behalf of Mr. Alles and $518 on behalf of Dr. Daniel.
Mr. Hugin also received Company contributions to a health savings account in fiscal 2014 equal to $2,178, the same rate as other employees who enroll in this plan. Attributed costs of the perquisites and other personal benefits described above for our NEOs for fiscal 2012, fiscal 2013 and fiscal 2014 are included in column (i) of the Summary Compensation Table included elsewhere in this proxy statement.
   Policy with respect to Compensation Deductibility
Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in our best interest. We reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate to do so under the circumstances.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS
The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
THE COMPENSATION COMMITTEE
Ernest Mario, Ph.D., Chairman
Michael D. Casey
James J. Loughlin

ADDITIONAL INFORMATION REGARDING EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are set forth in the table below along with their ages and positions. Each executive officer holds the offices set forth opposite his or her name until his or her successor is chosen and qualified at the regular meeting of the Board of Directors to be held on the date of the Annual Meeting.
Name	Age(1)	Position
Robert J. Hugin	60	Chief Executive Officer and Chairman of the Board
Peter N. Kellogg	59	Executive Vice President and Chief Financial Officer
Mark J. Alles	56	President and Chief Operating Officer
Thomas O. Daniel, M.D.	61	President, Research and Early Development
Jacqualyn A. Fouse, Ph.D.	54	President Hematology and Oncology; formerly Executive Vice President and Chief Financial Officer
Perry A. Karsen	60	Chief Executive Officer of Celgene Cellular Therapeutics
Scott A. Smith	53	President, Inflammation & Immunology
Lawrence V. Stein	65	Executive Vice President, General Counsel and Corporate Secretary

(1)
As of June 17, 2015

Robert J. Hugin is our Chief Executive Officer and Chairman of the Board of Directors. See “Proposal One: Election of Directors — Nominees” for a discussion of Mr. Hugin’s business experience.
Peter N. Kellogg was named Executive Vice President, Chief Financial Officer and Chief Accounting Officer in August 2014. Mr. Kellogg joined Celgene as Executive Vice President in July 2014. Previously, he was Chief Financial Officer and Executive Vice President of Merck & Co. Inc. since August 2007. From 2000 to 2007, Mr. Kellogg served as Chief Financial Officer and Executive Vice President of Finance (since 2003) at Biogen Idec Inc. and the former Biogen, Inc. Before that, he served as Senior Vice President, PepsiCo E-Commerce at PepsiCo Inc. from March to July 2000 and as Senior Vice President and Chief Financial Officer, Frito-Lay International, from March 1998 to March 2000. From 1987 to 1998, he served in a variety of senior financial, international and general management positions at PepsiCo and the Pepsi-Cola International, Pepsi-Cola North America, and Frito-Lay International divisions. Prior to joining PepsiCo, Mr. Kellogg was a senior consultant with Arthur Andersen & Co. and Booz Allen & Hamilton. Since March 2007, Mr. Kellogg has been a Director of Metabolix, Inc., a public bioscience and engineering company focused on providing sustainable solutions to the plastics and chemicals industries. He received a BSE from Princeton University in 1978 and an MBA from The Wharton School in 1982.
Mark J. Alles is our President and Chief Operating Officer. Mr. Alles served as Executive Vice President and Global Head of Hematology and Oncology from December 2012 until July 2014, following his promotion to Executive Vice President and Chief Commercial Officer on February 15, 2012. Mr. Alles joined us in April 2004 and served as Vice President, Global Marketing until March 2009 when he became President of the Americas Region. Responsibility for commercial operations in Japan and the Asia Pacific Region was added in July 2011. Mr. Alles previously served as Vice President for the U.S. Oncology Business Unit of Aventis Pharmaceuticals and in other commercial sales and marketing management roles over an 11-year period with Aventis. After earning his B.S. degree from Lock Haven University of Pennsylvania and serving as a Captain in the United States Marine Corps, Mr. Alles started his 28-year career in the pharmaceutical industry at Bayer and worked at Centocor before its acquisition by Johnson & Johnson. Mr. Alles currently serves as a Director for Gilda’s Club NYC, a not-for-profit organization helping people with cancer, and as a trustee of The Healthcare Institute of New Jersey.
Thomas O. Daniel, M.D. has been President, Research and Early Development since December 2006 and served as Executive Vice President and President, Research and Early Development from February 15, 2012 until July 31, 2014. He served as the Chief Scientific Officer and Director at Ambrx Inc., a biotechnology company focused on discovering and developing protein-based therapeutics since September 2003. Dr. Daniel served as Vice President, Research at Amgen Inc., where he was Research Site

Head of Amgen Washington and Therapeutic Area Head of Inflammation. Prior to Amgen’s acquisition of Immunex, Dr. Daniel served as Senior Vice President of Discovery Research at Immunex. Dr. Daniel has been a member of the Therapeutic Advisory Board of aTyr Pharma, Inc. since March 1, 2011, and is a director of Ferrumax, a privately-held biotechnology company. Dr. Daniel serves as a member of the Biomedical Science Advisory Board of Vanderbilt University Medical Center and the Biomedical Advisory Council of PhRMA. A nephrologist and former academic investigator, Dr. Daniel was previously the K.M. Hakim Professor of Medicine and Cell Biology at Vanderbilt University, and Director of the Vanderbilt Center for Vascular Biology. He formerly conducted research in the Howard Hughes Medical Institute at UC San Francisco, earned an M.D. from the University of Texas, Southwestern, and completed medical residency at Massachusetts General Hospital.
Jacqualyn A. Fouse, Ph.D. is our President Hematology and Oncology. Ms. Fouse joined the Company in September 2010 as Senior Vice President and Chief Financial Officer. Ms. Fouse assumed the role of Chief Accounting Officer on November 15, 2011 and became Executive Vice President and Chief Financial Officer on February 15, 2012 and held each position until July 31, 2014. Prior to joining our Company, Ms. Fouse had served as Chief Financial Officer of Bunge Limited, a leading global agribusiness and food company (Bunge), since July 2007. Prior to joining Bunge, Ms. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy at Alcon Laboratories, Inc. since 2006, and as its Senior Vice President and Chief Financial Officer since 2002. Ms. Fouse served as Chief Financial Officer from 2001 to 2002 at Swissair Group. Previously, Ms. Fouse held a variety of senior finance positions at Alcon and its then majority owner Nestlé S.A. Ms. Fouse worked at Nestlé from 1993 to 2001, including serving as Group Treasurer of Nestlé from 1999 to 2001. Ms. Fouse worked at Alcon from 1986 to 1993 and held several positions, including Manager Corporate Investments and Domestic Finance. Earlier in her career, she worked at Celanese Chemical and LTV Aerospace and Defense. Ms. Fouse earned a B.A. and an M.A. in Economics and a Ph.D. in Finance from the University of Texas at Arlington. Ms. Fouse also serves as a member of the Board of Directors of Dick’s Sporting Goods (chairperson of the audit committee) and Perrigo Company (member of the audit committee), both NYSE-listed companies.
Perry A. Karsen became Chief Executive Officer of Celgene Cellular Therapeutics (CCT), the placental stem cell research and development division of the Company, in May 2013. He also served as Executive Vice President (since February 2012) and Chief Operations Officer from July 2010 until July 2014. Mr. Karsen served as President and Chief Executive Officer at Pearl Therapeutics, a privately-held biotechnology company, from February 2009 until July 2010. From 2004 to 2009, Mr. Karsen was Senior Vice President and Head of Worldwide Business Development for us and was also responsible for emerging businesses as President, Asia/Pacific Region. Prior to his tenure with us, Mr. Karsen held executive positions at Human Genome Sciences, Bristol-Myers-Squibb, Genentech and Abbott Laboratories. In addition, Mr. Karsen served as a General Partner at Pequot Ventures. Mr. Karsen serves as a member of the Board of Directors of the Biotechnology Industry Organization (BIO); a member of the Board of Directors of BayBio; and a member of the Board of Directors for the Life Sciences Foundation. In addition, Mr. Karsen is a member of the Board of Directors of Agios Pharmaceuticals, a publicly-held biotechnology company, Alliqua Biomedical, a publicly-held advanced wound management company, and Navidea Biopharmaceuticals (member of the audit committee, compensation committee and nominating and governance committee), a publicly-held precision diagnostics company. Mr. Karsen has a Masters of Management degree from Northwestern University’s Kellogg Graduate School of Management, a Masters in Teaching of Biology from Duke University, and a B.S. in Biological Sciences from the University of Illinois, Urbana-Champaign.
Scott A. Smith was named President, Inflammation & Immunology (I & I) in August 2014. Previously he was Senior Vice President, Global Head of I & I. He joined Celgene in 2008 as Vice President, Global Marketing Inflammation and Immunology. From 2003 to 2008, Mr. Smith was with Biovail, holding positions of General Manager Biovail U.S., General Manager Biovail Canada and Global Commercial Head. As Global Commercial Head for Biovail, he was responsible for global revenue generation, global commercial strategies, business development strategy, and input into global regulatory and clinical development strategies. Prior to Biovail, Mr. Smith was with Pharmacia/Upjohn for 16 years where he held various positions including Vice President U.S. Sales, Vice President Marketing Europe based in Paris, Vice President and Commercial Lead for Canada based in Toronto, and Commercial and Regulatory Head for South East Asia based in Hong Kong. Mr. Smith holds a BSc in Chemistry and an HBSc in Pharmacology and Toxicology from the University of Western Ontario and a Masters of International Business Management from the American Graduate School of International Management (Thunderbird).
Lawrence V. Stein joined us as Executive Vice President, General Counsel and Corporate Secretary on November 26, 2012. Mr. Stein serves on our Executive Committee, Management Committee and Corporate Market Access Committee. From March 2010 through March 2011, Mr. Stein served as Counsel to Reed Smith LLP. He joined Wyeth’s legal team in 1997 and served as Senior Vice President and General Counsel from 2003 until its merger with Pfizer, Inc. in 2009. While at Wyeth, he served on the Board of Directors of Immunex Corporation and until December 2012 served on the Board of Trustees of the Wistar Institute. Prior to joining Wyeth, he was Senior Vice President, General Counsel and Secretary of Genetics Institute, Inc. Mr. Stein started his legal career with the law firm of Arnold & Porter where he specialized in the representation of pharmaceutical and medical device companies with respect to regulatory matters and product liability litigation. He received his J.D. from the University of Pennsylvania Law School, an A.B. from Columbia College and an M.A. from Cornell University. Mr. Stein will retire from the Company effective June 1, 2015.

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned by our NEOs for the fiscal years ended December 31, 2014, 2013, and 2012.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Hugin Chief Executive Officer and Chairman of the Board(6)	2014	$1,380,000	—	$3,899,980	$9,614,448	$9,110,269	—	$231,416	$24,236,113
	2013	$1,262,500	—	$3,554,100	$8,729,638	$7,236,693	—	$212,854	$20,995,785
	2012	$1,158,333	—	$2,333,760	$3,658,941	$3,229,303	—	$193,685	$10,574,022
Peter N. Kellogg Executive Vice President and Chief Financial Officer(7)	2014	$400,000	—	$5,815,094	$3,313,252	$560,000	—	$9,098	$10,097,444
Mark J. Alles President and Chief Operating Officer	2014	$767,917	—	$901,257	$2,077,620	$4,278,167	—	$21,272	$8,046,233
	2013	$666,667	—	$1,186,586	$2,440,484	$3,188,449	—	$20,511	$7,502,697
	2012	$641,667	—	$1,185,800	$1,088,350	$770,988	—	$18,285	$3,705,090
Thomas O. Daniel, M.D. President, Research and Early Development	2014	$691,500	—	$767,672	$1,921,324	$4,141,720	—	$148,364	$7,670,580
	2013	$645,833	—	$1,059,360	$2,269,123	$3,165,006	—	$100,434	$7,239,756
	2012	$625,000	—	$1,018,083	$957,823	$859,993	—	$97,685	$3,558,584
Jacqualyn A. Fouse, Ph.D. President Hematology and Oncology(7)	2014	$803,250	—	$901,257	$2,077,620	$4,867,123	—	$22,238	$8,671,488
	2013	$753,333	—	$1,059,360	$2,269,123	$3,692,296	—	$21,829	$7,795,941
	2012	$729,167	—	$1,018,083	$1,178,617	$505,951	—	$18,285	$3,450,103
Perry A. Karsen Chief Executive Officer, CCT	2014	$666,500	—	$368,088	$2,077,620	$4,122,514	—	$24,440	$7,259,162
	2013	$645,833	—	$1,008,796	$2,200,579	$3,165,006	—	$31,129	$7,051,343
	2012	$625,000	—	$1,018,083	$957,823	$1,224,969	—	$18,285	$3,844,160
Scott A. Smith President, I&I	2014	$546,246	—	$837,784	$1,141,664	$719,941	—	$22,238	$3,267,873

(1)
No bonuses are reportable under column (d) but rather are included as non-equity incentive plan compensation under column (g).

(2)
The value of RSU awards in column (e) and stock options in column (f) equals the fair value at date of grant, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value is calculated in accordance with FASB ASC 718. Amounts reflected in columns (e) and (f) of the Summary Compensation Table include awards with time-based vesting. The assumption used in determining the grant date fair values of these RSU and option awards for their respective years are set forth in Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2014 filed with the SEC.

(3)
The amounts in column (g) reflect the aggregate cash awards to the NEOs under the fiscal 2014, fiscal 2013 and fiscal 2012 MIP and the 2010–2012, 2011–2013 and 2012–2014 performance cycles under the LTIP. The 2012–2014 LTIP was paid in shares of our Common Stock with a three-year hold and the dollar value of that stock award on the share delivery date is reflected in this amount. The payouts of the cash compensation awards under the fiscal 2014 MIP and the 2012–2014 performance cycle under the LTIP were approved by the Compensation Committee on January 28, 2015 and paid shortly thereafter. The MIP and the LTIP are discussed in further detail under the heading “Key 2014 Compensation Actions and Program Highlights” and which, for purposes of this Summary Compensation Table, have been characterized as “Non-Equity Incentive Plan Compensation” under this column (g) rather than “Bonus” under column (d).

(4)
We do not have a pension plan for our NEOs. Under our Nonqualified Plan, there are no above-market or preferential earnings.

(5)
The amounts in column (i) reflect the following:

Name	Year	Value of Employer Contributions to the Nonqualified Plan*	Value of Matching Contributions To the 401(k) Plan in Shares of Common Stock**	Professional Tax and Financial Counseling	Excess Liability Insurance Premiums	Contributions to Health Savings Account	Other***	Total
Robert J. Hugin	2014	$207,000	$19,908	—	$2,330	$2,178	—	$231,416
	2013	$189,375	$19,597	—	$2,232	$1,650	—	$212,854
	2012	$173,750	$16,064	—	$2,221	$1,650	—	$193,685
Peter Kellogg	2014	—	$7,019	$2,079	—	—	—	$9,098
Mark J. Alles	2014	—	$19,908	—	$1,364	—	—	$21,272
	2013	—	$19,597	—	$914	—	—	$20,511
	2012	—	$16,064	—	$2,221	—	—	$18,285
Thomas O. Daniel, M.D.	2014	—	$19,908	—	$518	—	$127,938	$148,364
	2013	—	$19,597	—	$2,232	—	$78,605	$100,434
	2012	—	$16,064	—	$2,221	—	$79,400	$97,685
Jacqualyn A. Fouse, Ph.D.	2014	—	$19,908	—	$2,330	—	—	$22,238
	2013	—	$19,597	—	$2,232	—	—	$21,829
	2012	—	$16,064	—	$2,221	—	—	$18,285
Perry A. Karsen	2014	—	$19,908	$2,202	$2,330	—	—	$24,440
	2013	—	$19,597	$9,300	$2,232	—	—	$31,129
	2012	—	$16,064	—	$2,221	—	—	$18,285
Scott A. Smith	2014	—	$19,908	—	$2,330	—	—	$22,238

  *
Reflects company matching contributions for Mr. Hugin.

 **
The value of the matching contributions to the 401(k) Plan is based on the number of shares of Common Stock multiplied by the closing price of our Common Stock on December 31 of the respective year.

***
Reflects Company-paid costs in the amount of  $62,792 and a tax gross-up in the amount of  $65,146 provided to Dr. Daniel in fiscal 2014 in conjunction with housing accommodations. In fiscal 2013, reflects Company paid costs in the amount of  $51,919 and a tax gross-up in the amount of  $26,686 provided to Dr. Daniel in conjunction with housing accommodations. In fiscal 2012, reflects Company paid costs in the amount of  $50,276 and a tax gross-up in the amount of  $29,124 provided to Dr. Daniel in connection with housing accommodations.

(6)
Mr. Hugin serves as a member of the Board of Directors but does not receive any compensation in such capacity.

(7)
Ms. Fouse was our Executive Vice President and Chief Financial Officer through July 31, 2014 and the table includes compensation received for that position as well as her position as President Hematology and Oncology. The table includes compensation delivered to Mr. Kellogg based on his hire date of July 1, 2014.

Agreements with our Named Executive Officers
Employment Agreement with Mr. Hugin
Effective as of May 1, 2006, we entered into a new employment contract with Mr. Hugin, which was subsequently amended effective December 31, 2008 solely for the purpose of addressing the deferred compensation requirements under Section 409A of the Code, and effective on June 16, 2010 in connection with Mr. Hugin’s becoming Chief Executive Officer. In April 2014, at Mr. Hugin’s suggestion, his employment agreement was amended to eliminate his golden parachute (Code Section 280G) excise tax gross-up provision and to provide that if Mr. Hugin becomes entitled to any amounts subject to the excise tax under Section 4999 of the Code relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment.
The employment agreement had an initial term of three years and will automatically extend for successive one-year terms unless either we or Mr. Hugin provide written notice to the other, at least six months prior to the expiration of the then term, of such party’s intention to terminate his employment at the end of such term, unless terminated sooner as provided in Mr. Hugin’s employment agreement.
The following is a summary of other provisions of Mr. Hugin’s employment agreement, which is qualified in its entirety by reference to the full employment agreement (as amended):
•
If Mr. Hugin’s employment is terminated due to his disability or incapacitation or for any reason other than by us for “cause,” or due to his death, Mr. Hugin is entitled to receive a lump sum payment equal to Mr. Hugin’s then annual base salary, a pro rata share of Mr. Hugin’s annual target bonus (based on the assumption that all performance or other criteria had been met) and certain accrued benefits. Further, if Mr. Hugin’s employment is terminated by us without “cause” or because of disability or incapacitation or by Mr. Hugin for “good reason” at any time during the two-year period following or during the 90-day period prior to a “change in control,” Mr. Hugin is entitled to receive a lump sum payment equal to three times Mr. Hugin’s then annual base salary plus three times Mr. Hugin’s highest annual bonus paid within the three years prior to the change in control, certain accrued benefits, payment of health and welfare premiums for Mr. Hugin and his dependents for three years or, in certain instances, substitute arrangements on a similar tax basis and, upon the occurrence of a “change in control,” full and immediate vesting of all stock options and equity awards; provided that such payment will be reduced by any payment made to Mr. Hugin prior to the “change in control” on account of Mr. Hugin’s termination.

•
Mr. Hugin is subject to a non-competition provision which applies during the period he is employed by us and until the first anniversary after the date his employment terminates (or, if change in control payments and benefits are paid, generally the second anniversary of the later of the date his employment terminates or the change in control date). In addition, the employment agreement contains a patent/inventions assignment provision and a perpetual confidentiality provision.

For purposes of Mr. Hugin’s employment agreement, “cause” generally means:
•
the conviction of a crime involving moral turpitude or a felony;

•
acts or omissions taken in bad faith and to the detriment of the Company; or

•
a breach of any material term of such agreement.

For purposes of Mr. Hugin’s employment agreement, “good reason” generally means, without Mr. Hugin’s consent:
•
the failure to elect or appoint Mr. Hugin to, or re-elect or reappoint Mr. Hugin to, or removal of Mr. Hugin from, his position with the Company or as a member of the Board of Directors;

•
a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities normally attached to Mr. Hugin’s position;

•
a determination by Mr. Hugin made in good faith that, as a result of a change in control, he is unable effectively to carry out the authorities, powers, functions, duties or responsibilities attached to his position;

•
a breach by the Company of any material provision of the employment agreement;

•
a reduction in annual base salary;

•
a 50-mile or greater relocation of the Company’s principal office;

•
the failure of the Company to continue any health or employee benefit plan, in which Mr. Hugin is participating immediately prior to a change in control, unless Mr. Hugin is provided substantially comparable benefits at no greater after-tax cost, or the Company’s taking any action which adversely affects Mr. Hugin’s participation in or which reduces Mr. Hugin’s benefits under any such plan; or

•
the failure of a successor to assume the employment agreement.

For purposes of Mr. Hugin’s employment agreement, “change in control” generally means:
•
any person becomes the beneficial owner of Company securities which represent 30% of the total combined voting power of the Company’s then outstanding securities;

•
a merger, consolidation or other business combination of the Company;

•
the persons who are members of the Board of Directors during any consecutive two year period cease to constitute at least a majority of the Board of Directors; or

•
the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets.

The definition of  “change in control” that applies if Mr. Hugin is terminated by the Company without cause or by Mr. Hugin for good reason during the 90-day period prior to a “change in control” is the definition provided in the Treasury regulations under Section 409A of the Code, which eliminates, among other things, the approval by the Company’s stockholders of any plan of complete liquidation.
   Letter Agreement with Mr. Kellogg
Mr. Kellogg’s employment letter agreement, effective July 1, 2014, provides for an initial base salary of $800,000 and a target incentive under the MIP equal to 70% of eligible base salary earnings (as defined in the MIP) up to a maximum of 200% based on achievement of corporate performance objectives. Mr. Kellogg received a one-time grant of stock options to purchase 100,000 shares of Common Stock and 60,000 RSUs (in each case, adjusted to reflect the two-for-one stock split in June 2014). The stock options are subject to service-based vesting over four years and the RSUs are subject to a three year service-based cliff vesting schedule. Mr. Kellogg is entitled to participate in our Nonqualified Plan and is eligible for reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling up to a maximum of  $15,000 annually. Mr. Kellogg is entitled to participate in our U.S. health and welfare benefit programs. If Mr. Kellogg’s employment is terminated by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and bonus at target, plus continuation of health benefits, less applicable taxes. Further, in the event of a change in control, Mr. Kellogg would be entitled to receive a lump sum payment equal to 18 months’ base salary and bonus plus continuation of benefits, less applicable taxes, and his unvested stock options and RSUs would become fully vested if his employment is terminated within two years of a change in control. If Mr. Kellogg becomes entitled to any amounts subject to the excise tax under Code Section 280G relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Mr. Kellogg.
   Letter Agreement with Mr. Alles
During 2012, Mr. Alles was elevated to the roles of Executive Vice President and Chief Commercial Officer (and later in 2012 to Executive Vice President and Global Head, Hematology and Oncology) responsible for the commercial operations of the Company. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Mr. Alles. Under the amended terms, Mr. Alles is entitled to an annual base salary of  $650,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). Mr. Alles also received, on March 1, 2012, a one-time grant of options to purchase 25,000 shares of Common Stock and a grant of 8,334 RSUs, and a fiscal 2012 grant of options to purchase 66,600 shares of Common Stock and a grant of 11,200 RSUs (in each case, adjusted to reflect the two-for-one stock split in June 2014). The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Mr. Alles is also entitled to participate in our Nonqualified Plan. If Mr. Alles’

employment is terminated by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary, less applicable taxes, and per the terms of the MIP, if his employment is terminated by us for reasons other than cause, he would be entitled to a prorated MIP bonus at target. Mr. Alles is entitled to participate in our U.S. health and welfare benefit programs. We do not have any separate change in control agreements or arrangements with Mr. Alles.
   Letter Agreement with Dr. Daniel
During 2012, Dr. Daniel was elevated to the roles of Executive Vice President and President, Research and Early Development. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Dr. Daniel. Under the amended terms, Dr. Daniel is entitled to an annual base salary of  $630,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). Dr. Daniel also received, on March 1, 2012, a one-time grant of options to purchase 25,000 shares of Common Stock and a grant of 8,334 RSUs, and a fiscal 2012 grant of options to purchase 66,600 shares of Common Stock and a grant of 11,200 RSUs (in each case, adjusted to reflect the two-for-one stock split in June 2014). The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Dr. Daniel is also entitled to participate in our Nonqualified Plan. If Dr. Daniel’s employment is terminated by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and bonus, less applicable taxes. Dr. Daniel is entitled to participate in our U.S. health and welfare benefit programs. We do not have any separate change in control agreements or arrangements with Dr. Daniel.
   Letter Agreement with Ms. Fouse
Ms. Fouse’s employment letter agreement, effective September 27, 2010, provides for an initial base salary of  $700,000 and a target incentive under the MIP equal to 65% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200%). The letter agreement provided that Ms. Fouse would receive a one-time grant of options to purchase 250,000 shares of Common Stock and 33,000 RSUs and an initial annual grant of options to purchase 90,000 shares of Common Stock and 15,600 RSUs (in each case, adjusted to reflect the two-for-one stock split in June 2014). The stock options are subject to service-based vesting over four years and the RSUs are subject to a three year service-based cliff vesting schedule. Ms. Fouse is entitled to participate in our Nonqualified Plan and she received a one-time cash contribution into her Nonqualified Plan account of  $1,000,000 with a three-year ratable vesting schedule. Ms. Fouse also is entitled to reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling up to a maximum of  $15,000 annually. Ms. Fouse is entitled to participate in our U.S. health and welfare benefit programs. If Ms. Fouse’s employment is terminated by us for any reason other than for cause, she would be entitled to receive a lump sum payment equal to 12 months’ base salary and bonus plus continuation of health benefits, less applicable taxes. In the event of a change in control, Ms. Fouse would be entitled to receive a lump sum payment equal to 18 months’ base salary and bonus plus continuation of benefits, less applicable taxes, and that her unvested stock options and RSUs would become fully vested if her employment is terminated in connection with a change in control. If Ms. Fouse becomes entitled to any amounts subject to the excise tax under Code Section 280G relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Ms. Fouse.
   Letter Agreement with Mr. Karsen
During 2012, Mr. Karsen was elevated to the roles of Executive Vice President and Chief Operations Officer. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Mr. Karsen. Under the amended terms, Mr. Karsen is entitled to an annual base salary of $630,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). Mr. Karsen also received, on March 1, 2012, a one-time grant of options to purchase 25,000 shares of Common Stock and a grant of 8,334 RSUs, and a 2012 grant of options to purchase 66,600 shares of Common Stock and a grant of 11,200 RSUs (in each case, adjusted to reflect the two-for-one stock split in June 2014). The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Mr. Karsen is also entitled to participate in our Nonqualified Plan and, for the LTIP 2010–2012 performance cycle was entitled to a target of 100% of base salary with a maximum payout of 200% of base salary. If Mr. Karsen’s employment is terminated as a result of a change of control or by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and 12 months’ bonus at target plus continuation of benefits, less applicable taxes. In the event of a change of control, if Mr. Karsen becomes entitled to any amounts subject to the excise tax under Code Section 4999 280G relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Mr. Karsen. Mr. Karsen is entitled to participate in our U.S. health and welfare benefit programs. We do not have any separate change in control agreements or arrangements with Mr. Karsen.
   Letter Agreement with Mr. Smith
During 2014, Mr. Smith was elevated to the role of President Inflammation & Immunology. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Mr. Smith. Under the amended terms, Mr. Smith was entitled to a base salary of  $600,000 and a target incentive under the MIP equal to 75% of eligible base salary earnings (as defined in the MIP) up to a maximum of 200% of target. In April 2015, Mr. Smith’s employment letter agreement was further amended to provide that in the event his employment is terminated as a result of a change of control or by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and 12 months’ bonus at target plus continuation of benefits, less applicable taxes. Additionally, in the event of a change of control, if Mr. Smith becomes entitled to any amounts subject to the excise tax under Code Section 280G relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Mr. Smith. Mr. Smith is entitled to participate in our U.S. health and welfare benefit programs and is also eligible to participate in our Nonqualified Plan. We do not have any separate change in control agreements or arrangements with Mr. Smith.

GRANTS OF PLAN-BASED AWARDS TABLE*
The following table provides information about equity and non-equity awards granted to NEOs eligible to participate in fiscal 2014: (a) the name; (b) the grant date; (c), (d) and (e) the estimated future potential payouts under: (1) our LTIP non-equity incentive plan awards, which consist of estimated future payouts under the LTIP for the fiscal 2014–2016 performance period granted in fiscal 2014 and payable after the three-year performance period if either the threshold, target or maximum goal is satisfied and (2) the target and maximum potential MIP payouts that could have been earned in fiscal 2014; (i) all stock awards, which consist of RSUs awarded to NEOs in fiscal 2014; (j) all stock option awards, which consist of the number of shares underlying stock options awarded to NEOs in fiscal 2014; (k) the exercise price of the stock option awards, which reflects the closing price of the shares of our Common Stock on the date of grant; and (l) the grant date fair value of each equity award, computed in accordance with FASB ASC 718. Columns (f), (g) and (h) relating to estimated future payouts under equity incentive plan awards have been omitted because no such awards have been granted for the periods presented.
*Award amounts, exercises prices and grant date fair values in (i), (j), (k) and (l) in the table below have been adjusted to reflect the two-for-one stock split in June 2014.
Name	Grant Date	Comm Action(1)	Estimated Potential/Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Stock Awards Number of Shares of Stock or Units(4)	Awards Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Options(6)
			Threshold	Target	Maximum
(a)	(b)		(c)	(d)	(e)	(i)	(j)	(k)	(l)
Robert J. Hugin		12/11/2013(2)	$640,000	$1,600,000	$2,560,000
		2/11/2014(3)	$—	$2,070,000	$4,140,000
	2/3/2014	2/12/2013					117,500	$74.30	$3,011,472
	7/28/2014	2/11/2014					159,000	$87.64	$3,974,396
	7/28/2014	2/11/2014				44,500	—	$87.64	$3,899,980
	10/27/2014	2/11/2014					79,500	$103.10	$2,628,580

Peter N. Kellogg		5/13/2014	$333,333	$666,667	$1,333,333
		5/13/2014	$—	$560,000	$560,000
	8/1/2014	5/13/2014					100,000	$86.65	$2,506,740
	8/1/2014	5/13/2014				60,000	—	$86.65	$5,199,000
	10/27/2014	2/11/2014					10,175	$103.10	$336,425
	10/27/2014	2/11/2014				2,100	—	$103.10	$216,510
	12/19/2014	2/11/2014					11,760	$117.18	$470,087
	12/19/2014	2/11/2014				3,410	—	$117.18	$399,584

Mark J. Alles		12/11/2013(2)	$335,000	$670,000	$1,340,000
		2/11/2014(3)	$—	$608,375	$1,216,750
	2/3/2014	2/12/2013					23,650	$74.30	$606,139
	7/28/2014	2/11/2014					20,350	$87.64	$508,673
	7/28/2014	2/11/2014				4,200	—	$87.64	$368,088
	10/27/2014	2/11/2014					10,175	$103.10	$336,425
	12/19/2014	2/11/2014					15,670	$117.18	$626,383
	12/19/2014	2/11/2014				4,550	—	$117.18	$533,169

Thomas O. Daniel, M.D.		12/11/2013(2)	$324,500	$649,000	$1,298,000
		2/11/2014(3)	$—	$484,050	$968,100
	2/3/2014	2/12/2013					23,650	$74.30	$606,139
	7/28/2014	2/11/2014					20,350	$87.64	$508,673
	7/28/2014	2/11/2014				4,200	—	$87.64	$368,088
	10/27/2014	2/11/2014					10,175	$103.10	$336,425
	12/19/2014	2/11/2014					11,760	$117.18	$470,087
	12/19/2014	2/11/2014				3,410	—	$117.18	$399,584

Name	Grant Date	Comm Action(1)	Estimated Potential/Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Stock Awards Number of Shares of Stock or Units(4)	Awards Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Options(6)
			Threshold	Target	Maximum
(a)	(b)		(c)	(d)	(e)	(i)	(j)	(k)	(l)
Jacqualyn A. Fouse, Ph.D.		12/11/2013(2)	$378,500	$757,000	$1,514,000
		2/11/2014(3)	$—	$596,650	$1,193,300
	2/3/2014	2/12/2013					23,650	$74.30	$606,139
	7/28/2014	2/11/2014					20,350	$87.64	$508,673
	7/28/2014	2/11/2014				4,200	—	$87.64	$368,088
	10/27/2014	2/11/2014					10,175	$103.10	$336,425
	12/19/2014	2/11/2014					15,670	$117.18	$626,383
	12/19/2014	2/11/2014				4,550	—	$117.18	$533,169

Perry A. Karsen		12/11/2013(2)	$324,500	$649,000	$1,298,000
		2/11/2014(3)	$—	$466,550	$933,100
	2/3/2014	2/12/2013					23,650	$74.30	$606,139
	7/28/2014	2/11/2014					20,350	$87.64	$508,673
	7/28/2014	2/11/2014				4,200	—	$87.64	$368,088
	10/27/2014	2/11/2014					10,175	$103.10	$336,425
	12/19/2014	2/11/2014					15,670	$117.18	$626,383

Scott A. Smith		12/11/2013(2)	$122,500	$245,000	$490,000
		2/11/2014(3)	$—	$335,623	$671,246
	2/3/2014	2/12/2013					10,000	$74.30	$256,296
	7/28/2014	2/11/2014					10,000	$87.64	$249,962
	7/28/2014	2/11/2014				5,000	—	$87.64	$438,200
	10/27/2014	2/11/2014					5,000	$103.10	$165,320
	12/19/2014	2/11/2014					11,760	$117.18	$470,087
	12/19/2014	2/11/2014				3,410	—	$117.18	$399,584

(1)
“Comm Action” refers to the date the Compensation Committee voted to approve the fiscal 2014 stock option and RSU grants listed in column (b), with respect to stock options and RSUs granted under the 2008 Stock Incentive Plan and the threshold, target and maximum LTIP targets listed in (c), (d) and (e).

(2)
The amounts reflected in columns (c), (d) and (e) represent the estimated target range of the future payout for the LTIP for each NEO, which was established by the Compensation Committee on December 11, 2013 with the exception of Mr. Kellogg’s target range which was established by the Compensation Committee on May 13, 2014. These amounts may be earned after completion of the 2014–2016 LTIP performance cycle, due to the NEO’s status as an eligible participant in 2014 if the threshold, target or maximum goals are satisfied for at least one performance measure. The potential payouts are performance-driven and therefore completely at risk. Awards under the 2014–2016 cycle are payable in cash or shares at the discretion of the Compensation Committee. For additional information regarding LTIP awards, see “Key 2014 Compensation Actions and Program Highlights — LTIP Plan — 2014–2016 Performance Period” under the “Compensation Discussion and Analysis.” See footnote 3 to the Summary Compensation Table for the value pursuant to awards of restricted shares that were approved by the Compensation Committee on January 28, 2015 and paid to the NEOs shortly thereafter under the 2012–2014 LTIP performance cycle.

(3)
The amounts reflected in columns (c), (d) and (e) include the potential target and maximum payouts of the awards granted in fiscal 2014 to each NEO under the MIP, which were established by the Compensation Committee on February 11, 2014. See “Key 2014 Compensation Actions and Program Highlights — Annual Bonus (MIP) Payout for Fiscal 2014” under the heading “Compensation Discussion and Analysis” for more information regarding the bonus targets under the MIP. See footnote 3 to the Summary Compensation Table for the actual amounts that were approved by the Compensation Committee on January 28, 2015 and paid to the NEOs shortly thereafter under the MIP. The maximum MIP for each of our NEOs is 200% of the annual bonus target. Mr. Kellogg’s MIP amounts were established by the Compensation Committee on May 13, 2014.

(4)
All stock options and RSUs granted in fiscal 2014 were granted pursuant to our 2008 Stock Incentive Plan. All options were granted at the fair market value of Common Stock on the effective date of grant. All RSUs vest in full on the third anniversary of the grant date.

(5)
This column reflects the closing price of the shares of our Common Stock on the date of the grant, which equals the exercise price for the stock options granted and the grant date fair value per share of RSUs granted.

(6)
This column reflects the full grant date fair value of stock options and RSUs computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, granted to the NEO in fiscal 2014. The actual value, if any, that a NEO may realize upon exercise of stock options will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a NEO will be at or near the value computed in accordance with FASB ASC 718. The assumptions used in determining the grant date fair values of these awards are set forth in note 14 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for fiscal 2014 filed with the SEC.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE
The following tables provide information on holdings of stock options and stock awards as of December 31, 2014, by our Named Executive Officers and are reflective of the two-for-one stock split in June 2014. Each equity grant is shown separately for each NEO. For additional information about the option awards, see “Compensation Discussion and Analysis — Equity Grants under our 2008 Stock Incentive Plan” elsewhere in this proxy statement.
Robert J. Hugin
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Hugin						64,000	$7,159,040
						60,000	$6,711,600
						44,500	$4,977,770
	—	1		$103.10	10/27/2024
	—	79,499		$103.10	10/27/2024
	—	159,000		$87.64	07/28/2024
	29,374	88,126		$78.12	10/28/2023
	—	1,344		$74.30	02/03/2024
	—	116,156		$74.30	02/03/2024
	29,374	88,126		$71.33	07/29/2023
	29,374	88,126		$59.24	04/29/2023
	—	2,020		$49.48	01/28/2023
	24,250	70,730		$49.48	01/28/2023
	60,000	—		$36.78	10/09/2017
	48,500	48,500		$36.68	10/31/2022
	48,500	48,500		$36.47	04/30/2022
	—	2,750		$36.36	01/30/2022
	45,000	42,250		$36.36	01/30/2022
	45,000	—		$35.91	07/08/2018
	15,000	—		$35.91	07/08/2018
	48,500	48,500		$34.70	07/30/2022
	67,500	22,500		$32.42	10/31/2021
	60,000	—		$31.21	04/08/2018
	50,000	—		$30.74	04/13/2020
	67,500	22,500		$29.89	05/02/2021
	60,000	—		$29.27	07/10/2017
	67,500	22,500		$29.24	08/01/2021
	60,000	—		$29.02	04/10/2017
	76,000	—		$28.94	10/12/2020
	45,000	—		$28.90	10/14/2018
	15,000	—		$28.90	10/14/2018
	3,508	—		$28.50	01/12/2020
	46,492	—		$28.50	01/12/2020
	22,708	—		$27.43	01/09/2017
	7,292	—		$27.43	01/09/2017
	50,000	—		$27.28	10/13/2019
	76,000	—		$26.17	07/13/2020
	—	3,880		$25.77	01/31/2021
	57,000	15,120		$25.77	01/31/2021
	3,970	—		$25.18	01/13/2019

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	56,030	—		$25.18	01/13/2019
	4,030	—		$24.81	01/08/2018
	55,970	—		$24.81	01/08/2018
	50,000	—		$23.01	07/14/2019
	37,500	—		$19.51	04/14/2019
	12,500	—		$19.51	04/14/2019
Peter N. Kellogg
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Peter N. Kellogg						60,000	$6,711,600
						3,410	$381,443
						2,100	$234,906
	—	11,760		$117.18	12/19/2024
	—	10,175		$103.10	10/27/2024
	—	4,616		$86.65	08/01/2024
	—	95,384		$86.65	08/01/2024

Mark J. Alles
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark J. Alles						11,670	$1,305,406
						11,200	$1,252,832
						11,000	$1,230,460
						8,334	$932,241
						6,560	$733,802
						4,550	$508,963
						4,200	$469,812
	—	11,752		$117.18	12/19/2024
	—	3,918		$117.18	12/19/2024
	—	1		$103.10	10/27/2024
	—	2,543		$103.10	10/27/2024
	—	7,631		$103.10	10/27/2024
	—	15,262		$87.64	07/28/2024
	—	5,088		$87.64	07/28/2024
	6,562	13,124		$81.56	12/02/2023
	—	6,564		$81.56	12/02/2023
	5,912	11,824		$78.12	10/28/2023
	—	5,914		$78.12	10/28/2023
	—	17,736		$74.30	02/03/2024
	—	1,344		$74.30	02/03/2024
	—	4,570		$74.30	02/03/2024
	5,912	11,824		$71.33	07/29/2023
	—	5,914		$71.33	07/29/2023
	5,912	17,738		$59.24	04/29/2023
	—	2,020		$49.48	01/28/2023
	4,162	10,468		$49.48	01/28/2023
	17,500	17,500		$40.22	12/17/2022
	—	4,210		$36.96	03/01/2022
	6,250	8,290		$36.96	03/01/2022
	8,324	8,326		$36.68	10/31/2022
	4,162	8,326		$36.47	04/30/2022
	8,324	8,326		$34.70	07/30/2022
	1,266	—		$31.21	04/08/2018
	1,128	—		$30.74	04/13/2020
	592	—		$30.74	04/13/2020
	46,668	—		$29.75	12/27/2020
	4,528	—		$29.02	04/10/2017
	3,440	—		$28.94	10/12/2020
	2,292	—		$28.50	01/12/2020
	2,634	—		$27.43	01/09/2017
	2,292	—		$27.28	10/13/2019
	1,720	—		$26.17	07/13/2020
	—	1,720		$25.77	01/31/2021
	1,720	—		$25.77	01/31/2021
	2,500	—		$25.18	01/13/2019
	2,438	—		$24.81	01/08/2018
	1,926	—		$19.24	04/01/2019

Thomas O. Daniel, M.D.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas O. Daniel, M.D.						11,200	$1,252,832
						11,000	$1,230,460
						8,334	$932,241
						7,500	$838,950
						5,000	$559,300
						4,200	$469,812
						3,410	$381,443
	—	8,820	$117.18	12/19/2024
	—	2,940	$117.18	12/19/2024
	—	1	$103.10	10/27/2024
	—	2,543	$103.10	10/27/2024
	—	7,631	$103.10	10/27/2024
	—	15,262	$87.64	07/28/2024
	—	5,088	$87.64	07/28/2024
	5,000	10,000	$81.56	12/02/2023
	—	5,000	$81.56	12/02/2023
	5,912	11,824	$78.12	10/28/2023
	—	5,914	$78.12	10/28/2023
	—	17,736	$74.30	02/03/2024
	—	1,344	$74.30	02/03/2024
	—	4,570	$74.30	02/03/2024
	5,912	11,824	$71.33	07/29/2023
	—	5,914	$71.33	07/29/2023
	5,912	11,824	$59.24	04/29/2023
	—	5,914	$59.24	04/29/2023
	4,162	8,324	$49.48	01/28/2023
	—	2,020	$49.48	01/28/2023
	—	2,144	$49.48	01/28/2023
	11,248	5,626	$40.22	12/17/2022
	—	5,626	$40.22	12/17/2022
	—	1,506	$36.96	03/01/2022
	12,500	4,744	$36.96	03/01/2022
	—	2,704	$36.96	03/01/2022
	—	3,546	$36.96	03/01/2022
	8,324	4,162	$36.68	10/31/2022
	—	4,164	$36.68	10/31/2022
	—	4,164	$36.47	04/30/2022
	8,324	4,162	$36.47	04/30/2022
	—	4,164	$34.70	07/30/2022
	8,324	4,162	$34.70	07/30/2022
	1,128	—	$30.74	04/13/2020
	40,000	—	$29.75	12/27/2020
	23,334	—	$29.75	12/27/2020
	1,720	—	$28.94	10/12/2020
	2,292	—	$28.50	01/12/2020
	5,156	—	$25.77	01/31/2021
	—	1,720	$25.77	01/31/2021

Jacqualyn A. Fouse, Ph.D.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jacqualyn A. Fouse, Ph.D.						11,200	$1,252,832
						11,000	$1,230,460
						8,334	$932,241
						7,500	$838,950
						5,000	$559,300
						4,550	$508,963
						4,200	$469,812
	—	15,670		$117.18	12/19/2024
	—	1		$103.10	10/27/2024
	—	10,174		$103.10	10/27/2024
	—	20,350		$87.64	07/28/2024
	5,000	15,000		$81.56	12/02/2023
	5,912	17,738		$78.12	10/28/2023
	—	1,344		$74.30	02/03/2024
	—	22,306		$74.30	02/03/2024
	5,912	17,738		$71.33	07/29/2023
	5,912	17,738		$59.24	04/29/2023
	—	2,020		$49.48	01/28/2023
	4,162	10,468		$49.48	01/28/2023
	11,248	11,252		$40.22	12/17/2022
	12,500	12,500		$36.96	03/01/2022
	8,324	8,326		$36.68	10/31/2022
	8,324	8,326		$36.47	04/30/2022
	—	2,750		$36.36	01/30/2022
	11,248	8,502		$36.36	01/30/2022
	8,324	8,326		$34.70	07/30/2022
	16,874	5,626		$32.42	10/31/2021
	16,874	5,626		$29.89	05/02/2021
	16,874	5,626		$29.24	08/01/2021
	13,768	—		$29.05	10/01/2020
	236,232	—		$29.05	10/01/2020
	22,500	—		$28.94	10/12/2020
	—	3,880		$25.77	01/31/2021
	16,874	1,746		$25.77	01/31/2021

Perry A. Karsen
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Perry A. Karsen						11,200	$1,252,832
						11,000	$1,230,460
						8,334	$932,241
						7,500	$838,950
						4,380	$489,947
						4,200	$469,812
	—	11,752		$117.18	12/19/2024
	—	3,918		$117.18	12/19/2024
	—	1		$103.10	10/27/2024
	—	2,543		$103.10	10/27/2024
	—	7,631		$103.10	10/27/2024
	—	15,262		$87.64	07/28/2024
	—	5,088		$87.64	07/28/2024
	4,374	8,750		$81.56	12/02/2023
	—	4,376		$81.56	12/02/2023
	5,912	11,824		$78.12	10/28/2023
	—	5,914		$78.12	10/28/2023
	—	17,736		$74.30	02/03/2024
	—	1,344		$74.30	02/03/2024
	—	4,570		$74.30	02/03/2024
	5,912	11,824		$71.33	07/29/2023
	—	5,914		$71.33	07/29/2023
	5,912	11,824		$59.24	04/29/2023
	—	5,914		$59.24	04/29/2023
	4,162	8,324		$49.48	01/28/2023
	—	2,020		$49.48	01/28/2023
	—	2,144		$49.48	01/28/2023
	11,248	5,626		$40.22	12/17/2022
	—	5,626		$40.22	12/17/2022
	—	90		$36.96	03/01/2022
	—	6,160		$36.96	03/01/2022
	—	2,704		$36.96	03/01/2022
	—	3,546		$36.96	03/01/2022
	8,324	4,162		$36.68	10/31/2022
	—	4,164		$36.68	10/31/2022
	—	4,164		$36.47	04/30/2022
	—	4,162		$36.47	04/30/2022
	—	4,164		$34.70	07/30/2022
	8,324	4,162		$34.70	07/30/2022
	10,650	—		$28.16	08/02/2020
	3,550	—		$28.16	08/02/2020
	—	3,750		$25.77	01/31/2021

Scott A. Smith
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Scott A. Smith						10,000	$1,118,600
						10,000	$1,118,600
						6,666	$745,659
						6,400	$715,904
						5,000	$559,300
						5,000	$559,300
						3,750	$419,475
						3,410	$381,443
	—	11,760		$117.18	12/19/2024
	—	1		$103.10	10/27/2024
	—	4,999		$103.10	10/27/2024
	—	10,000		$87.64	07/28/2024
	3,750	11,250		$81.56	12/02/2023
	2,500	7,500		$78.12	10/28/2023
	—	1,344		$74.30	02/03/2024
	—	8,656		$74.30	02/03/2024
	2,500	7,500		$71.33	07/29/2023
	—	644		$59.24	04/29/2023
	2,500	6,856		$59.24	04/29/2023
	—	1,250		$49.48	01/28/2023
	1,250	2,500		$49.48	01/28/2023
	7,500	7,500		$40.22	12/17/2022
	2,500	2,500		$36.68	10/31/2022
	—	1,250		$36.47	04/30/2022
	2,500	1,250		$36.47	04/30/2022
	—	1,250		$36.36	01/30/2022
	2,500	1,250		$36.36	01/30/2022
	—	258		$34.70	07/30/2022
	2,500	2,242		$34.70	07/30/2022
	3,750	1,250		$32.42	10/31/2021
	15,000	5,000		$31.54	11/30/2021
	702	—		$30.74	04/13/2020
	11,398	—		$30.74	04/13/2020
	—	736		$29.89	05/02/2021
	3,750	514		$29.89	05/02/2021
	3,750	1,250		$29.24	08/01/2021
	2	—		$28.94	10/12/2020
	12,098	—		$28.94	10/12/2020
	2,750	—		$28.50	01/12/2020
	12,100	—		$26.17	07/13/2020
	—	3,026		$25.77	01/31/2021
	9,074	—		$25.77	01/31/2021
	1,250	—		$25.18	01/13/2019
	646	—		$23.01	07/14/2019
	2,750	—		$19.51	04/14/2019

(1)
Represents vested options under the 1992 Long-Term Incentive Plan and the 2008 Stock Incentive Plan.

(2)
Pursuant to the 2008 Stock Incentive Plan, options granted to employees (including the NEOs) are immediately exercisable. The shares of Common Stock acquired upon exercise would be subject to the same vesting schedule as the underlying options (i.e., in four equal annual installments beginning on the first anniversary of the grant date).

(3)
Pursuant to the 2008 Stock Incentive Plan, RSUs granted to the NEOs vest in full on the third anniversary of the grant date.

(4)
Represents the number of unvested RSUs multiplied by the closing price of the shares on December 31, 2014.

OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2)
(a)	(b)	(c)	(d)	(e)
Robert J. Hugin	934,808	$81,182,157	60,178	$4,441,908
Peter N. Kellogg	—	—	63	$7,019
Mark J. Alles	—	—	178	$19,908
Thomas O. Daniel, M.D.	123,072	8,196,733	178	$19,908
Jacqualyn A. Fouse, Ph.D.	—	—	15,778	$1,169,628
Perry A. Karsen	125,192	8,114,178	178	$19,908
Scott A. Smith	—	—	13,514	$1,269,505

(1)
Stock options granted under the 2008 Stock Incentive Plan vest in four equal annual installments beginning on the first anniversary of the grant date. The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(2)
Value realized on vesting represents (i) the number of RSUs that vested during fiscal 2014 multiplied by the market price of our Common Stock on the respective vesting dates plus (ii) the number of shares acquired on vesting with respect to the Company’s matching contribution to the 401(k) Plan multiplied by the closing price of our Common Stock on December 31, 2014.

NONQUALIFIED DEFERRED COMPENSATION TABLE
Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)	Aggregate Earnings In Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(4)
(a)	(b)	(c)	(d)	(e)	(f)
Robert J. Hugin	$1,678,365	$207,000	$299,946	$—	$9,851,574
Peter Kellogg	$183,333	$—	$4,569	$—	$187,902
Mark J. Alles	$—	$—	$—	$—	$—
Thomas O. Daniel, M.D.	$1,582,503	$—	$638,826	$(40,274)	$4,396,424
Jacqualyn A. Fouse, Ph.D.	$3,823,848	$—	$1,277,703	$—	$8,128,934
Perry A. Karsen	$—	$—	$—	$—	$—
Scott A. Smith	$134,645	$—	$19,182	$—	$499,971

(1)
The amounts reported in column (b) reflect deferrals under the Nonqualified Plan of base salary and/or bonus earned by and paid to the applicable NEO in fiscal 2014. A portion of the amounts reported as salary, bonus and/or long term incentives in the Summary Compensation Table, column (c) and/or

(g), respectively, were deferred by Mr. Hugin, Ms. Fouse, Messrs. Kellogg and Smith and Dr. Daniel in fiscal 2014 as follows: with respect to Mr. Hugin $207,000 of salary and $1,471,365 of bonus; with respect to Ms. Fouse $240,438 of salary, $805,587 of bonus and $2,777,823 of her 2011-2013 LTIP payment; with respect to Mr. Kellogg $183,333 of salary; with respect to Mr. Smith, $77,610 of bonus and $57,035 of his 2011-2013 LTIP payment; and with respect to Dr. Daniel $363,362 of bonus and $1,219,141 of his 2011-2013 LTIP payment.
(2)
The amounts reported in column (c) for the applicable NEOs are also reported and included within “all other compensation” in the “Summary Compensation Table,” column (i).

(3)
None of the amounts reported in column (d) for the applicable NEOs is reported as compensation in the “Summary Compensation Table.”

(4)
The amounts reported in column (f) for the applicable NEOs include previously earned, but deferred, salary and bonus and the value of Company matching contributions that were reported in our Summary Compensation Table in previous years as follows: (i) $1,447,571 in fiscal 2013 and $1,016,849 in fiscal 2012 with respect to Mr. Hugin; (ii) $790,595 in fiscal 2013 and $799,431 in fiscal 2012 with respect to Ms. Fouse; and (iii) $872,916 in fiscal 2013 and $414,153 in fiscal 2012 with respect to Dr. Daniel. The total in this column reflects the cumulative value of each NEO’s deferrals, Company matching contributions and investment experience. The amounts reported in column (f) above are also disclosed as “Nonqualified Plan” payments in the tables included in the section entitled, “Potential Payments Upon Termination or Change in Control” for each applicable NEO.

The Nonqualified Plan is an unfunded nonqualified deferred compensation plan to which our U.S.-based NEOs may elect to defer up to 90% of their base salary and up to 100% of other types of compensation (i.e., LTIP awards and MIP awards). Generally, a deferral election must be made no later than December 31 of the previous year, and is irrevocable. Deferrals with respect to salary are deducted from the participant’s salary in equal installments for the period of January 1 to December 31 of each year. These deferral elections are for the salary earned by the participant for the particular salary pay period during that year, which would otherwise be payable to the participant in such pay period. The election to defer salary under the Nonqualified Plan is in addition to any deferral election made by the participant under our 401(k) Plan. Deferrals for performance-based annual bonuses are for those MIP bonuses earned during the year in question, which are payable the following year. The MIP deferral elections may be modified or revoked before June 30 of the year in question.
The Nonqualified Plan authorizes us to make matching contributions at our sole discretion. Currently, the Nonqualified Plan provides for matching contributions up to a maximum of 15% of gross base salary earnings of Mr. Hugin, provided he is actively enrolled in the Plan. The participant is 100% vested at all times in his or her deferred cash account, and matching contributions vest in accordance with the vesting schedule specified by the Compensation Committee at the time the contribution is made.

The Nonqualified Plan credits gains and losses to deferral amounts based upon “deemed” investments in mutual funds investing in equity instruments or debt securities chosen by each participant (which the participant may change at any time) from a “menu” of fund options provided by us. The investment returns credited to participants’ accounts in the Nonqualified Plan correspond to actual returns of the chosen funds. The performance of the mutual funds fluctuates with the conditions of the capital markets and the economy generally, and is affected by prevailing interest rates and credit risks. The investment options under the Nonqualified Plan include:
Fund	2014 Rate of Return
Celgene 30 Year Treasury + 100 bpts	3.75%
Celgene Prime	3.25%
T. Rowe Price Retirement 2010	4.99%
T. Rowe Price Retirement 2020	5.63%
T. Rowe Price Retirement 2030	6.05%
T. Rowe Price Retirement 2040	5.88%
Fidelity Retirement Money Market Portfolio	0.01%
Federated Capital Preservation	0.60%
BlackRock Intermediate Bond Portfolio	6.65%
BlackRock High Yield Bond Portfolio	3.38%
American Funds Balanced	9.16%
American Century Equity Income	12.55%
MFS Value	10.55%
Federated Max-Cap Index	12.91%
Janus Advisor Forty	8.88%
Invesco Mid Cap Core Equity	4.51%
Fidelity Advisor Mid Cap	6.11%
American Century Small Cap Value	4.58%
Royce Premier	-1.16%
Invesco Small Cap Growth	7.67%
American Funds EuroPacific Growth	-2.35%
The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. A distribution is made upon a participant’s separation from service with us, his or her “retirement” (i.e., a participant’s attainment of age 55), a date specified by the participant in his or her compensation deferral agreement, the death of a participant (in such a case, to the designated beneficiary) or a “change in control.” Distributions upon a separation from service may be made in a lump sum or in annual installments of two to 15 years, as elected by the participant. A participant may elect to receive up to three “in-service” distribution dates in a lump sum or two to five annual installments. Payments made on a participant’s separation from service will begin on the first day of the seventh month following the date of separation from service. If a participant dies before installment payments have commenced, a lump sum will be distributed to the participant’s beneficiary as soon as administratively feasible thereafter, to the extent no adverse tax consequences are triggered under Section 409A of the Code. If a participant dies after the date distributions have commenced, then installment payments shall continue to be distributed to such participant’s beneficiary in accordance with the participant’s election. Loans are not permitted under the Nonqualified Plan, although distributions are permitted in the case of certain emergencies.
The Nonqualified Plan is intended to provide participants with a tax deferral opportunity for compensation paid by us. The deferred amounts are not subject to income tax or income tax withholding when earned and deferred, but are fully taxable (and withheld appropriately) when distributed.
Potential Payments upon Termination or Change in Control
The following tables summarize the value of the termination payments and benefits that Messrs. Hugin, Kellogg, and Alles, Dr. Daniel, Ms. Fouse, and Messrs. Karsen and Smith would have received if they had terminated employment or if a change in control of the Company occurred on

December 31, 2014 under the circumstances shown. For further description of the employment agreements governing these payments, see “Additional Information Regarding Executive Officers — Agreements with our Named Executive Officers.” The tables exclude (i) amounts accrued through December 31, 2014 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for fiscal 2014, (ii) vested account balances under our 401(k) Plan that is generally available to all of our employees and (iii) any post-employment benefit that is available to all of our salaried employees and does not discriminate in favor of the NEOs.
Robert J. Hugin
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	$3,500,000(1)	$3,500,000(1)	$3,500,000(1)	$13,028,190(2)(3)
Acceleration of Stock Options and RSUs	$65,100,403(4)	$65,100,403(4)	$65,100,403(4)	—	$65,100,403(4)
MIP Payment	$2,271,825(5)	$2,271,825(5)	$2,271,825(5)	$2,271,825(5)	$2,271,825(5)
LTIP Payment	$7,969,395(6)	$7,969,395(6)	$7,969,395(6)	—	$9,525,645(7)
Nonqualified Plan	$9,851,574(8)	$9,851,574(8)	$9,851,574(8)	$9,851,574(8)	$9,851,574(8)
Health & Welfare Benefits	$—	$—	$—	$—	$409,740(9)
280G Tax Gross-Up	$—	$—	$—	$—	$—
TOTAL	$85,193,197	$88,693,197	$88,693,197	$15,623,399	$100,187,377

(1)
Executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary and a pro rata share of the executive’s annual MIP target bonus (based on the assumption that all performance or other criteria had been met) which equals the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(2)
Executive is entitled to receive the payments and benefits set forth in this section if his employment is terminated: (i) by us without cause, by the executive for good reason or due to the executive’s disability within two years following a change in control or (ii) by us without cause or by the executive for good reason within 90 days prior to a change in control.

(3)
Executive is entitled to receive a lump sum payment equal to three times the executive’s then annual base salary plus three times the executive’s highest annual MIP bonus paid within the three years prior to the change in control.

(4)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. In connection with a change in control, stock options and RSUs will become fully vested without regard to whether there is a termination of employment. For this purpose, “retirement” generally means the executive’s voluntary resignation on or after the executive’s attainment of age 55 and the completion of five years of service, except that for awards granted after April 17, 2013, “retirement” also includes the executive’s attainment of an age plus completed years of service that equals 65, with the completion of a minimum of two years of service.

(5)
The MIP provides for a pro rata award payable on the executive’s retirement. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(6)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(7)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(8)
The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Mr. Hugin in the form of payroll deductions and matching company contributions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

(9)
Executive is entitled to payment of health and welfare premiums on a tax grossed-up basis for the executive and his eligible dependents for three years where the first 18 months are continuation of coverage under COBRA.

Peter N. Kellogg
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	—	—	$1,385,500(1)	$1,785,500(2)
Acceleration of Stock Options and RSUs	$—	$9,938,082(3)	$9,938,082(3)	—	$9,938,082(3)
MIP Payment	$560,000(4)	$560,000(4)	$560,000(4)	$560,000(4)	$560,000(4)
LTIP Payment	$488,889(5)	$488,889(5)	$488,889(5)	—	$1,066,667(6)
Nonqualified Plan	$187,902(7)	$187,902(7)	$187,902(7)	$187,902(7)	$187,902(7)
280G Cut-Back	$—	—	—	—	—
TOTAL	$1,236,791	$11,174,873	$11,174,873	$2,133,402	$13,538,151

(1)
Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary, and the executive’s annual MIP target bonus (based on the assumption that all performance or other criteria had been met); and (ii) 12 months of continued benefits.

(2)
Executive is entitled to receive 1.5 times the payments and benefits set forth in footnote (1) if his employment is terminated by the Company for any reason on or within two years of a change in control. This amount is calculated based on the target bonus amount prorated for the number of days worked in the plan year.

(3)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. Mr. Kellogg’s stock options and RSUs will become fully vested if his employment is terminated in connection with a change in control within two years of the change in control. Additionally, options and RSUs will become fully vested upon termination due to death or permanent disability.

(4)
The MIP provides for a pro rata award payable on the executive’s retirement, death, disability, termination by company without cause and a change in control. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(5)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(6)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(7)
The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

Mark J. Alles
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	$—	$—	$850,000(1)	$850,000(1)
Acceleration of Stock Options and RSUs	$—	$15,616,594(2)	$15,616,594(2)	—	$15,764,678(2)
MIP Payment	$667,692(3)	$667,692(3)	$667,692(3)	$667,692(3)	$667,692(3)
LTIP Payment	$4,057,658(4)	$4,057,658(4)	$4,057,658(4)	—	$4,720,991(5)
TOTAL	$4,725,350	$20,341,944	$20,341,944	$1,517,692	$22,003,361

(1)
Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary.

(2)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. Mr. Alles’ stock options and RSUs will become fully vested if his employment is terminated in connection with a change in control within two years of the change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)
The MIP provides for a pro rata award payable on the executive’s retirement, death, permanent disability, or involuntary termination without cause. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(4)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(5)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

Thomas O. Daniel, M.D.
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	—	—	$1,190,000(1)	$1,190,000(1)
Acceleration of Stock Options and RSUs	$—	$14,258,439(2)	$14,258,439(2)	—	$14,406,523(2)
MIP Payment	$531,245(3)	$531,245(3)	$531,245(3)	$531,245(3)	$531,245(3)
LTIP Payment	$4,037,325(4)	$4,037,325(4)	$4,037,325(4)	—	$4,679,991(5)
Nonqualified Plan	$4,396,424(6)	$4,396,424(6)	$4,396,424(6)	$4,396,424(6)	$4,396,424(6)
TOTAL	$8,964,994	$23,223,433	$23,223,433	$6,117,669	$25,204,183

(1)
Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary plus target bonus.

(2)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. Dr. Daniel’s stock options and RSUs will become fully vested if his employment is terminated without cause in connection with a change in control within two years of the change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)
The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(4)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(5)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(6)
The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

Jacqualyn A. Fouse, Ph.D.
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	—	—	$1,412,648(1)	$2,118,972(2)
Acceleration of Stock Options and RSUs	$—	$16,147,292(3)	$16,147,292(3)	—	$17,092,825(3)
MIP Payment	$ —(4)	$654,823(4)	$654,823(4)	$654,823(4)	$654,823(4)
LTIP Payment	$4,710,231(5)	$4,710,231(5)	$4,710,231(5)	—	$5,459,898(6)
Nonqualified Plan	$8,128,934(7)	$8,128,934(7)	$8,128,934(7)	$8,128,934(7)	$8,128,934(7)
280G Cut-Back	$—	—	—	—	—(8)
TOTAL	$12,839,165	$29,641,280	$29,641,280	$10,196,405	$33,455,452

(1)
Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary, and the executive’s annual MIP target bonus (based on the assumption that all performance or other criteria had been met); and (ii) 12 months of continued benefits.

(2)
Executive is entitled to receive 1.5 times the payments and benefits set forth in footnote (1) if her employment is terminated by the Company for any reason on or following a change in control. This amount is calculated based on the target bonus amount prorated for the number of days worked in the plan year.

(3)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of

December 31, 2014. Ms. Fouse’s stock options and RSUs will become fully vested if her employment is terminated in connection with a change in control within two years of the change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.
(4)
The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014. Ms. Fouse did not meet retirement eligibility.

(5)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(6)
Upon a change in control, the executive is entitled to her target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(7)
The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

(8)
If Ms. Fouse becomes entitled to any amounts subject to the excise tax under Code Section 4999 relating to golden parachute payments, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Ms. Fouse.

Perry A. Karsen
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	—	—	$1,164,500(1)	$1,164,500(1)
Acceleration of Stock Options and RSUs	$—	$13,750,852(2)	$13,750,852(2)	—	$14,073,708(2)
MIP Payment	$512,039(3)	$512,039(3)	$512,039(3)	$512,039(3)	$512,039(3)
LTIP Payment	$4,037,325(4)	$4,037,325(4)	$4,037,325(4)	—	$4,679,991(5)
TOTAL	$4,549,364	$18,300,216	$18,300,216	$1,676,539	$20,430,238

(1)
Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary plus target bonus and 12 months of COBRA medical benefits.

(2)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. Mr. Karsen’s stock options and RSUs will become fully vested if his employment is terminated without cause in connection with a change in control within two years of the change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)
The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014.

(4)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects (i) the

LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.
(5)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects (i) the LTIP award value which would have been payable in shares of Celgene stock for the 2012-2014 performance cycle using the closing stock price on December 31, 2014, and (ii) the LTIP award value payable in cash for the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

Scott A. Smith
Benefit	Retirement	Death	Disability	Termination by Company without cause	Termination in Connection with a Change in Control
(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	$—	—	—	$1,071,022(1)	$1,071,022(1)
Acceleration of Stock Options and RSUs	$—	$9,706,093(2)	$9,706,093(2)	—	$10,069,079(2)
MIP Payment	$—	$396,941(3)	$396,941(3)	$396,941(3)	$396,941(3)
LTIP Payment	$—	$563,000(4)	$563,000(4)	$—	$805,500(5)
Nonqualified Plan	$499,971(6)	$499,971(6)	$499,971(6)	$499,971(6)	$499,971(6)
TOTAL	$499,971	$11,166,005	$11,166,005	$1,967,934	$12,842,513

(1)
Effective April 15, 2015, executive will be entitled to receive a lump sum payment equal to the executive’s then annual base salary plus target bonus and 12 months of COBRA medical benefits.

(2)
Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2014. Mr. Smith’s stock options and RSUs will become fully vested if his employment is terminated without cause in connection with a change in control within two years of the change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)
The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2014. As of December 31, 2014, Mr. Smith does not meet retirement eligibility.

(4)
The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The total LTIP payment in the table reflects the LTIP award values which would have been payable in cash for the 2012-2014 performance cycle, the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014. As of December 31, 2014, Mr. Smith does not meet retirement eligibility.

(5)
Upon a change in control, the executive is entitled to his target LTIP award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The total LTIP payment in the table reflects the LTIP award values which would have been payable in cash for the 2012-2014 performance cycle, the 2013-2015 performance cycle and the 2014-2016 performance cycle on a pro rata basis as of December 31, 2014.

(6)
The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

DIRECTOR COMPENSATION
Consistent with our philosophy and practices for our employees, including our NEOs, we believe that compensation for our Non-Employee Directors should be aligned to the interests of our stockholders, and therefore a significant portion of pay should be at-risk. On an annual basis, the Compensation Committee, supported by analysis and recommendations from Radford, reviews the cash and equity compensation for our Non-Employee Directors. The Compensation Committee then makes recommendations regarding compensation to the Board of Directors, which makes the final determination on compensation for Non-Employee Directors.
Cash Compensation Paid to Non-Employee Directors
In April 2015, the Compensation Committee reaffirmed its commitment to pay-for-performance by not increasing the cash compensation paid to Non-Employee Directors, though unchanged since 2011 and below prevailing market rates for peer companies. This action supports our philosophy of at-risk compensation, delivered through equity grants, which is more aligned with the interests of our stockholders.
Non-employee members of the Board of Directors currently receive cash compensation for services on our Board of Directors or committees thereof as follows:
Description	Annual Fee (USD)
Director	$75,000
Lead Director	$35,000
Audit Committee Chair	$30,000
Audit Committee Member	$15,000
Executive Committee Chair	$10,000
Executive Committee Member	$5,000
Compensation Committee Chair	$25,000
Compensation Committee Member	$12,500
Investigation Committee (Co-Chair)(1)	$30,000
Nominating Committee Chair	$15,000
Nominating Committee Member	$7,500

(1)
The ad hoc Demand Investigation Committee (“Investigation Committee”), formed in August 2014, is composed of Drs. Barker and Friedman, each of whom serve as Co-Chair. The Investigation Committee held three meetings during 2014.

Equity Compensation Paid to Non-Employee Directors
Overview
The Compensation Committee will make its recommendations to the Board of Directors for 2015 annual equity awards for Non-Employee Directors in June, immediately prior to the Annual Meeting of Stockholders, which is also the grant date for Non-Employee Directors who are re-elected to our Board. Additionally, the Compensation Committee recommended, and the Board of Directors approved, the continuation of the minimum stock ownership requirements of five times the current annual retainer for our Non-Employee Directors. With the exception of Mr. Bonney, who was elected to our Board of Directors on April 14, 2015, all of our Non-Employee Directors exceed their stock ownership requirements.
Stock Ownership Requirements for Non-Employee Directors
Our Non-Employee Directors are subject to stock ownership guidelines and must attain equity ownership (exclusive of unvested stock options and unvested RSUs) equal to five times the current annual retainer amounts of  $75,000, or $375,000 in stock value. Non-Employee Directors must meet these ownership requirements no later than the date that is five years after becoming a non-employee director. The ownership requirements for individual directors vary depending on when they were elected to the Board. Non-Employee Directors as of June 17, 2009 must attain equity ownership equal to three times the then annual retainer amounts (i.e., $180,000 worth of Common Stock) by the later of  (i) June 17, 2014 or

(ii) the date that is five years after becoming a non-employee director; Non-Employee Directors as of June 15, 2011 must attain equity ownership equal to four times the then annual retainer amounts (i.e., $300,000 worth of Common Stock) by the later of  (i) June 15, 2016 or (ii) the date that is five years after becoming a Non-Employee Director; and all other Non-Employee Directors must comply with this requirement by the later of  (i) December 31, 2016 or (ii) the date that is five years after becoming a non-employee director.
Once established, a Non-Employee Director’s target ownership will not re-adjust automatically as a result of changes in his or her annual cash retainer or changes in the price of our Common Stock. However, the Board of Directors or the Compensation Committee may, from time to time, re-evaluate and revise a particular non-employee director’s target ownership in light of such changes. In determining whether a Non-Employee Director meets the guidelines, we consider owned shares and vested restricted or deferred stock units, but we do not consider stock options or unvested RSUs. Currently, all of our Non-Employee Directors meet their ownership requirements, except for Michael Bonney, who joined the Board of Directors on April 14, 2015.
DIRECTOR COMPENSATION TABLE
As described more fully below, the following table summarizes the annual compensation for the Non-Employee Directors serving as members of our Board of Directors during fiscal 2014.
Name	Fees Earned or Paid in Cash	RSU Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Richard W. Barker, D.Phil	$120,000	$194,700	$522,499	—	—	—	$837,199
Michael D. Casey	$142,500	$194,700	$522,499	—	—	—	$859,699
Carrie S. Cox	$90,000	$194,700	$522,499	—	—	—	$807,199
Rodman L. Drake(3)	$37,500	—	—	—	—	—	$37,500
Michael A. Friedman, M.D.	$112,500	$194,700	$522,499	—	—	—	$829,699
Gilla Kaplan, Ph.D.	$90,000	$194,700	$522,499	—	—	—	$807,199
James J. Loughlin	$117,500	$194,700	$522,499	—	—	—	$834,699
Ernest Mario, Ph.D.	$112,500	$194,700	$522,499	—	—	—	$829,699

(1)
The value of stock awards in column (c) and stock options in column (d) equals the fair value at date of grant, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value is calculated in accordance with FASB ASC 718. The assumption used in determining the grant date fair values of these awards are set forth in note 14 to our consolidated financial statements included in our Annual Report Form 10-K for fiscal 2014 filed with the SEC.

At December 31, 2014, the aggregate number of outstanding vested and unvested stock option awards held by each Non-Employee Director (reflective of the June 2014 two-for-one stock split) was: Dr. Barker — 79,300 shares; Mr. Casey — 310,582 shares; Ms. Cox — 89,000 shares; Dr. Friedman — 114,016 shares; Dr. Kaplan — 310,582 shares; Mr. Loughlin — 218,082 shares; and Dr. Mario — 84,166 shares.
At December 31, 2014, the aggregate number of outstanding RSUs held by each Non-Employee Director (reflective of the June 2014 two-for-one stock split) was: Dr. Barker — 8,402 RSUs; Mr. Casey — 8,402 RSUs; Ms. Cox — 8,402 RSUs; Dr. Friedman — 8,402 RSUs; Dr. Kaplan — 8,402 RSUs; Mr. Loughlin — 8,402 RSUs; and Dr. Mario —8,402 RSUs.
(2)
We do not have a pension plan or a nonqualified deferred compensation plan for our Non-Employee Directors.

(3)
Mr. Drake passed away on June 24, 2014.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes shares of our Common Stock to be issued upon exercise of options and warrants, the weighted-average exercise price of outstanding options and warrants and options available for future issuance pursuant to our equity compensation plans as of December 31, 2014:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	86,704,089	$49.47	33,731,935
Equity compensation plans not approved by security holders	6,000	$10.30	—
Total(1)	86,710,089	$49.47	33,731,935

(1)
Amount includes 9,360,130 RSUs and 132,689 performance-based RSUs, issuable pursuant to our 2008 Stock Incentive Plan. These shares were excluded when calculating the weighted average exercise price of outstanding options, warrants and rights.

The Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan (the Qualified Plan) has not been approved by our stockholders. As a result of our acquisition of Anthrogenesis on December 31, 2002, we acquired the Qualified Plan and the Anthrogenesis Nonqualified Recruiting and Retention Stock Option Plan, or the Anthrogenesis Nonqualified Plan. No future awards will be granted under the Anthrogenesis Nonqualified Plan. The Qualified Plan authorizes the award of incentive stock options, which are stock options that qualify for special federal income tax treatment. The exercise price of any stock option granted under the Qualified Plan may not be less than the fair market value of Common Stock on the date of grant. In general, each option granted under the Qualified Plan vests evenly over a four-year period and expires ten years from the date of grant, subject to earlier expiration in case of termination of employment. The vesting period is subject to certain acceleration provisions if a change in control occurs. No awards have been granted under the Qualified Plan on or after December 31, 2007.

AUDIT COMMITTEE REPORT
Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:
Audit Committee Report to Stockholders
The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the Nasdaq Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held nine meetings in fiscal 2014. A copy of the charter is available on the Company’s website at www.celgene.com by choosing the “Investor Relations” link then clicking on the “Corporate Governance” section.
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the Internal Audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2014 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by PCAOB Auditing Standard No. 16. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2014 filed with the SEC.
The Audit Committee also has appointed, subject to stockholder ratification, KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015.
Respectfully submitted,
THE AUDIT COMMITTEE
James J. Loughlin, Chairman
Richard W. Barker, D.Phil.
Michael W. Bonney
Carrie S. Cox

PROPOSAL TWO:

Independent Registered Public Accounting Firm
The Audit Committee has appointed KPMG LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements and the effectiveness of our internal control over financial reporting for the current year. Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.
We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Principal Accountant Fees and Services
The following table summarizes fees payable for services provided to us by our independent registered public accounting firm, which were pre-approved by the Audit Committee, for fiscal 2013 and fiscal 2014.
	2013	2014
Audit Fees	$5,716,000	$6,102,000
Audit-Related Fees	$48,000	$116,000
Tax Fees	$28,000	$838,000
Other	—	—
Audit Fees:   include fees for professional services rendered for the audits of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company, quarterly reviews, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees:   include fees for audit-related services consisting of employee benefit plan audits and a contract compliance audit.
Tax Fees:   include fees for international executive and expatriate tax services.
The proposal to ratify the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of Common Stock cast in person or by proxy.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL TWO

PROPOSAL THREE:

Amendment and Restatement of the Company’s 2008 Stock Incentive Plan
Our stockholders are being asked to approve an amendment and restatement (the “Restated Plan”) of our 2008 Stock Incentive Plan (the “Plan”). The Restated Plan was approved by the Board of Directors on April 15, 2015, to be effective upon stockholder approval. The Restated Plan includes the following key modifications:
•
Adoption of an aggregate share reserve of 247,763,282 shares of our Common Stock. This number includes our current share reserve of 227,963,282 shares of our Common Stock (adjusted to reflect our two-for-one stock split approved on June 18, 2014) and 19,800,000 new shares of our Common Stock;

•
In connection with the increase in the aggregate share reserve, the “fungible” share limit, which limits the number of  “full-value awards” (e.g., restricted stock, RSUs and PSUs) that may be granted under the Plan by counting shares granted pursuant to such awards as multiple shares against the aggregate share reserve, will be changed from 2.1 shares for every share granted to 2.15 shares for every share granted; and

•
Extension of the term of the Plan through April 15, 2025 (currently, the Plan is scheduled to expire after April 16, 2024).

In addition to the foregoing, our stockholders are being asked to re-approve the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of  $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. If stockholders do not approve the Section 162(m) performance goals at the Annual Meeting, then awards granted under the Plan after the first stockholder’s meeting in 2019 will not qualify as exempt performance-based compensation under Code Section 162(m) unless such approval is obtained or stockholders approve other designated performance criteria at or prior to the first stockholders’ meeting in 2019. Notwithstanding the foregoing, awards of stock options and stock appreciation rights will continue to qualify as exempt performance-based compensation under Section 162(m) of the Code even if the stockholders do not approve the Section 162(m) performance goals at or prior to the first stockholders’ meeting in 2019.
In addition, the Restated Plan also includes clarifying changes to certain retirement and Non-Employee Director option exercise provisions, and eliminates single-trigger change in control equity acceleration for awards granted to Non-Employee Directors on and after April 15, 2015.
We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the Plan, as amended by the Restated Plan, effective upon and subject to stockholder approval of the Restated Plan, as soon as practicable upon such stockholders’ approval of the Restated Plan.
Background of the Proposal to Approve the Restatement
As of April 28, 2015, the closing price of shares of our Common Stock as reported on Nasdaq, was $113.52 per share. In addition, as of April 30, 2015, stock options outstanding and shares available for grant under all of our equity compensation plans are as follows:
Total
Stock options outstanding, all plans(1)	75,630,789
Full-value awards outstanding, all plans	6,924,702
Shares available for awards, all plans(2)	30,979,877

(1)
As of April 30, 2015, the range of the exercise prices of stock options outstanding under all of our equity compensation plans was $9.56 to $120.31, with a weighted-average exercise price of  $52.82. The weighted-average remaining contractual life of stock options outstanding under all of our equity compensation plans as of April 30, 2015 was 6.8 years.

(2)
Represents shares of our Common Stock reserved for future awards under all of our equity compensation plans as of April 30, 2015.

The Board of Directors believes that if the Proposal is approved, we will be able to continue to:
•
provide long-term performance incentives to our employees that will benefit our Company and our stockholders;

•
build a global inflammation and immunology franchise of world-class talent that supports both our existing products and indications and positions us for future growth with additional indications and products;

•
evolve our human capital strategy by hiring thought leaders and innovators in key functions that are critical to our long-term success;

•
provide differentiated, meaningful rewards to our top talent and those current employees who provide the greatest value creation for us by granting options and RSUs, and affording these employees the opportunity to earn additional awards based on past performance and expected future contribution; and

•
foster our entrepreneurial company philosophy of broad-based employee stock ownership that has helped make us successful.

The Board of Directors recommends that our stockholders approve the Restated Plan. If the requisite stockholder approval of the Restated Plan is not obtained, the provisions relating to the increase in the aggregate share reserve and the extension of the term of the Plan will not take effect. If such approval is not obtained, we may continue to grant awards under the Plan in accordance with the current share reserve and the current terms under the Plan.
Finally, the Board of Directors also recommends that the stockholders of the Company re-approve the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company after the first stockholders’ meeting in 2019 may qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of  $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Stockholders last approved the performance goals at the 2014 stockholders’ meeting and Section 162(m) of the Code generally requires such stockholders to approve such performance goals every five years.
The following is a brief summary of the principal provisions of the Restated Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Restated Plan. A copy of the Restated Plan is annexed to this proxy statement as Appendix B.
Summary of the Restated Plan
The Restated Plan has several features designed to protect stockholder interests and promote effective corporate governance, which are summarized below, including:
•
The Restated Plan is administered by independent directors;

•
Stock options and stock appreciation rights have a term set by the Compensation Committee up to a maximum of ten years;

•
The exercise price of a stock option and the base price of a stock appreciation right cannot be granted below the fair market value of a share of common stock on the date of grant;

•
Re-pricing of stock options or stock appreciation rights is not permitted without prior stockholder approval;

•
A minimum three-year vesting is required for all full-value awards, including time-vested and performance-vested awards, subject to limited exceptions;

•
Grants of awards to eligible employees in any given year are subject to certain limits; and

•
“Double-trigger” requirements, upon certain limited termination events, must be met to accelerate vesting of equity awards granted on or after July 1, 2011 in the event of a change in control.

Purpose; Eligibility.   The purpose of the Restated Plan is to enable us and our affiliates to attract, retain and motivate key employees and Non-Employee Directors who are important to our success and growth, and to strengthen the mutuality of interests between such individuals and our stockholders by granting such individuals stock-based incentives and other equity interests in us.
Administration.   The Restated Plan is administered by the Compensation Committee or such other committee or subcommittee appointed from time to time by the Board of Directors (referred to as the “Committee”), which is intended to consist of two or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and the rules of the Financial Industry Regulatory Authority, a Non-Employee Director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an independent director as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards and grants and the interpretations or other actions of the Committee will not be affected. The Committee has the full authority to select those individuals eligible to receive awards and the amount and type of awards.
Types of Awards.   The Restated Plan provides for the grant of any or all of the following types of awards to eligible employees: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights (SARs), in tandem with stock options or freestanding; (iii) restricted stock; (iv) other stock-based awards, including restricted stock units (RSUs); and (v) performance-based awards. The Restated Plan provides for grants of non-qualified stock options and RSUs to Non-Employee Directors.
Stock Options.   Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which will not exceed ten years, provided that the term of an incentive stock option granted to a 10% stockholder will not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule and the other material terms of the option. Stock options will be subject to a minimum vesting schedule of one year, except that, with respect to participants other than NEOs on the grant date, unvested stock options may become vested prior to the completion of such one-year period upon a “change in control” (as defined in the Restated Plan) or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Restated Plan may be granted to any participant (including an NEO) without regard to any limit on accelerated vesting. No stock option may have an exercise price less than the “fair market value” (as defined in the Restated Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value of the Common Stock).
The exercise price upon exercise may be paid in cash, shares of Common Stock for which the recipient has good title free and clear of any lien or encumbrance or, if the Common Stock is traded on a national securities exchange, and to the extent permitted by law, through the delivery of irrevocable instructions to a broker to deliver to us an amount equal to the exercise price. The Committee also may provide, at the time of grant, that the shares to be issued upon the exercise of a stock option be in the form of restricted stock or may reserve a right to do so after the time of grant.
The Restated Plan contains an express prohibition against repricing stock options and SARs. Without stockholder approval we are prohibited from either (i) reducing the exercise price of an outstanding stock option or SAR or (ii) simultaneously canceling stock options or SARs for which the exercise price exceeds the then current fair market value of the underlying Common Stock and granting a new stock option or SAR with an exercise price equal to the then current fair market value of the underlying Common Stock. In addition, the Restated Plan expressly prohibits us from repurchasing stock options without stockholder approval if the per share exercise price of the stock option is less than the fair market value of a share of Common Stock.
Stock Appreciation Rights or SARs.   The Committee may grant SARs either with a stock option, referred to as Tandem SARs, or independent of a stock option, referred to as Non-Tandem SARs. A SAR is a right to receive a payment in Common Stock, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by a SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR. The Committee also may grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control or such other event as the Committee may, in its sole discretion, designated at the time of grant or thereafter. SARs will be subject to a minimum vesting schedule of one year, except that, with respect to participants other than NEOs on the grant date, unvested SARs may become vested prior to the completion of such one-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Restated Plan may be granted to any participant (including an NEO) without regard to any limit on accelerated vesting.
Restricted Stock.   The Committee may award shares of restricted stock. Upon the recipient’s acceptance of an award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares. The payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests and the restrictions thereon lapse.
Recipients of restricted stock are required to enter into a restricted stock award agreement with us that states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, which may be based on service, attainment of performance goals and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time. If the lapse of the relevant restriction is based on the attainment of performance goals, the Committee shall establish the goals, formulae or standards and the applicable vesting percentage for the restricted stock awards applicable to recipients. Restricted stock is subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than NEOs on the grant date, unvested restricted stock may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Restated Plan may be granted to any participant (including an NEO) without regard to any limit on accelerated vesting.
Other Stock-Based Awards.   The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, RSUs and deferred stock units) under the Restated Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other award, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. Other stock-based awards (other than those granted upon completion of a performance period) are subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than NEOs on the grant date, unvested other stock-based awards may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Restated Plan may be granted to any participant (including an NEO) without regard to any limit on accelerated vesting. The performance goals for such other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Restated Plan and discussed in general below.
Performance-Based Awards.   The Committee may award Common Stock and other awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or the attainment of pre-established performance goals (“Performance Awards”). Performance Awards (other than those granted upon completion of a performance period) are subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than NEOs on the grant date, unvested Performance Awards may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Restated Plan may be granted to any participant (including an NEO) without regard to any limit on accelerated vesting.
Performance Awards may be granted either alone or in addition to or in tandem with stock options, SARs or restricted stock. Performance Awards may be paid in Common Stock, restricted stock or cash as the Committee may determine at grant and they will be subject to such other terms and conditions as the Committee may prescribe, including the attainment of performance goals established by the Committee for a specified performance period (which period may not exceed three years). These awards may be designed in a manner intend to comply with Section 162(m) of the Code so as to preserve the tax deductibility of such awards.
If the awards are intended to comply with Section 162(m) of the Code, the performance goals will be based on one or more of the following criteria: (i) revenues, earnings, income before income taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits; (iii) operational cash flow; (iv) level of, reduction of or other specified objectives with regard to our bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders’ equity; (viii) economic value-added targets; (ix) fair market value of the shares of Common Stock; (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends; (xi) filing of a new drug application or the approval of such application by the U.S. Food and Drug Administration; (xii) launch of a new drug; (xiii) research and development milestones; (xiv) successful completion of clinical trial phases, (xv) level of, reduction of or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expense or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expense or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings; (xxiv) productivity; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; or (xxviii) market share. In addition, such performance goals may be based upon the attainment of specified levels of our (or our subsidiary, division or other operational unit) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Awards for Non-Employee Directors.   Non-Employee Directors may be granted stock options and RSUs from time to time in the sole and absolute discretion of the Compensation Committee.
Stock options granted to Non-Employee Directors will vest as follows: (i) grants made to a Non-Employee Director upon the date of the Non-Employee Director’s initial election or appointment as a member of the Board of Directors will vest in four equal annual installments with the first installment vesting on the first anniversary of the date of grant and the remaining installments vesting on each of the next three anniversaries of the date of grant (provided that the holder thereof has been a Non-Employee Director of the Company at all times through each such date), except that if a Non-Employee Director fails to stand for election at an annual meeting and such annual meeting occurs prior to the date that a portion of a stock option that was granted to the Non-Employee Director upon his or her initial election or appointment to the Board of Directors would have otherwise vested in the year of such annual meeting, such portion will vest on the day preceding the annual meeting subject to the Non-Employee Director continuing as a Director until such date, and (ii) grants made on and after an annual stockholders’ meeting to the Non-Employee Directors who are elected at such annual meeting to continue as a member of the Board of Directors will vest on the earlier of the day preceding the date of the first annual meeting held following the date of grant and the first anniversary of the date of grant, provided that, in each case, the holder thereof has been a Non-Employee Director at all times through such date. Further, all stock option grants made to a Non-Employee Director will become fully vested upon the Non-Employee Director’s death or disability. One-third of the RSUs granted to Non-Employee Directors will vest on each of the first, second and third anniversaries of the date of grant, provided that the holder thereof has been a Non-Employee Director of the Company at all times through each such date. Unvested RSUs will become vested prior to the completion of such three-year period upon the Non-Employee Director’s retirement, disability or death. Stock options and RSUs granted to Non-Employee Directors prior to April 15, 2015 will become fully vested upon a change in control. Stock options and RSUs granted to Non-Employee directors on or after April 15, 2015 will become vested upon the Non-Employee Director’s failure to stand for re-election or be re-elected or the removal or resignation of the Non-Employee Director at the request of a person or entity effecting the change in control, in each case upon or following a change in control.
Awards for Non-Employee Directors will be subject to all other terms and conditions of the Restated Plan. In addition, a Non-Employee Director may elect to defer the payment of RSUs in a manner specified in the Restated Plan and in a manner intended to comply with Section 409A of the Code. Upon a Non-Employee Director’s termination for any reason, all unvested awards will terminate and expire as of the date of termination, provided that stock options that were exercisable on the date of termination for any reason other than cause and that have not expired may be exercised for a period of three years following the Non-Employee Director’s date of termination. In addition, upon a change in control or a Non-Employee Director’s disability or death, the Non-Employee Director’s outstanding awards will become fully vested and any stock option will become immediately exercisable in its entirety. In the event of a Non-Employee Director’s termination for cause, all outstanding awards (whether vested or unvested) will be immediately forfeited.
Term.   Awards under the Restated Plan may not be made on or after April 16, 2024 (which term will be extended to April 15, 2025 if this Proposal is approved by stockholders), but awards granted prior to such date may extend beyond that date. Awards (other than stock options and SARs) that are intended to be “performance-based” under Section 162(m) of the Code will not be made on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the Restated Plan as described above (i.e., the first stockholders’ meeting in 2020 (if this Proposal is approved by stockholders).
Amendment and Termination.   The Restated Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination will be made without stockholder approval to the extent such approval is required by any exchange or system on which our securities are then listed or traded, applicable state law, the exception for performance-based compensation under Section 162(m) of the Code or Section 422 of the Code (with respect to incentive stock options).
Share and Other Limitations.   If this Proposal is approved by stockholders, a maximum of 247,763,282 shares of Common Stock may be issued or used for reference purposes under the Restated

Plan, subject to adjustment as provided in the Restated Plan. This number includes our current share reserve of 227,963,282 shares of Common Stock in effect prior to amending the Plan (but adjusted for our two-for-one stock split approved on June 18, 2014) and 19,800,000 new shares of our Common Stock. In general, if awards under the Restated Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Restated Plan. Each share of our Common Stock subject to awards of restricted stock, other stock-based awards or Performance Awards denominated in Common Stock under the Restated Plan, or that for any reason is cancelled, or expires or terminates unexercised after such date, will be counted as 2.15 shares with respect to the aggregate share reserve under the Restated Plan. The number of shares of Common Stock available for the purpose of awards under the Restated Plan will be reduced by (i) the total number of stock options or SARs exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any stock option or SAR. Shares of Common Stock repurchased by us on the open market with the proceeds of a stock option exercise price will not be added to the aggregate share reserve.
Subject to adjustment in accordance with the Restated Plan, the maximum number of shares of Common Stock subject to stock options, SARs, other stock-based awards or Performance Awards denominated in shares of Common Stock that may be granted to any eligible employee under the Restated Plan shall be 3,000,000 for any fiscal year (or, with respect to Performance Awards, pro-rated if the performance period (which is generally three consecutive fiscal years) is less than three consecutive fiscal years) during the term of the Restated Plan. The maximum payment under any Performance Award denominated in cash shall be $6,000,000 for any fiscal year (pro-rated if the performance period is less than three consecutive fiscal years). There are no limitations on the number of shares of our Common Stock that may be issued or used for reference purposes for awards of restricted stock or other stock-based awards that are not intended to comply with the performance-based exception under Section 162(m) of the Code.
The Committee will make appropriate adjustments in a manner that it deems equitable to the number of shares available for awards and the terms of outstanding awards under the Restated Plan to reflect any change in our capital structure or business by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.
Change in Control.   In general, unless determined otherwise by the Committee at the time of grant, upon a change in control, all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award granted prior to July 1, 2011 will immediately lapse and any unvested awards will automatically become 100% vested. Equity awards granted on and after July 1, 2011, will not immediately vest upon a change in control, but will vest upon an involuntary termination without cause that occurs within two years following a change in control (i.e., upon a “double trigger”).
Transferability.   Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a nonqualified stock option is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. If a nonqualified stock option is transferable, it is anticipated that the options may be transferred solely to immediate family members or trusts, partnerships or other family entities and, to the extent permitted by the Committee, to charitable organizations.
Certain U.S. Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the Restated Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences as of the date of this Proxy Statement; it does not set forth any non-U.S., state or local income tax, estate tax or other tax consequences that may be applicable.
The following summary is included for general information only and does not purport to address all of the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Incentive Stock Options.   Options granted under the Restated Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to us. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price, and will not result in a tax deduction to us. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.
If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of  (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee’s holding period prior to disposal of the stock. We generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.
The Restated Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock for which the optionee has good title free and clear of any lien or encumbrance. In general, an optionee’s transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option, may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.
Nonqualified Stock Options.   An optionee will realize no taxable income at the time he or she is granted a nonqualified stock option. Such conclusion is predicated on the assumption that, under existing U.S. Treasury Department regulations, a nonqualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a nonqualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee’s holding period with respect to the shares acquired will begin on the date of exercise.
The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of  (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee’s holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.
Certain Other Tax Issues.   In addition, (i) any of our officers subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of  $1,000,000 per year per person paid to its chief executive officer and the three other most highly paid executive officers (other than the chief financial officer). Options will generally qualify under as “performance-based” compensation not subject to the $1,000,000 limitation under Section 162(m) of the Code if the options are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Restated Plan is intended to satisfy these requirements with respect to options, SARs, certain Performance Awards and other stock based awards. Awards of restricted stock and RSUs under the Restated Plan generally do not satisfy, and certain other Performance Awards may not satisfy, the exception for performance-based compensation under Section 162(m) of the Code.
Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Restated Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.
The Restated Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.
Under the Restated Plan the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Committee. Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our executive officers and other eligible employees cannot be determined at this time.
The Proposal to approve the amendment and restatement of our 2008 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock cast in person or by proxy.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL THREE

PROPOSAL FOUR:

Advisory Vote on Executive Compensation
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rules promulgated thereunder, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as described below. We believe that it is appropriate to seek the views of stockholders on the design and effectiveness of our executive compensation programs.
The Board of Directors believes that our compensation arrangements for executive officers are designed to attract, motivate and retain a talented team of executives who will provide leadership and promote the creation of long-term stockholder value and position the Company for continued growth and success. We seek to accomplish these goals in ways that reward performance and that are aligned with stockholders’ long-term interests. We believe that our executive compensation programs, which emphasize long-term equity awards and performance-based incentive programs, satisfy our goal of creating a close relationship between performance and compensation, as more fully described in the Compensation Discussion and Analysis. Our equity compensation (which is awarded in the form of stock options, restricted stock units and performance stock units) is designed to build executive ownership and align financial incentives focused on the achievement of our long-term strategic goals (both financial and non-financial). Our performance-based compensation consists of: (i) a short-term program that provides annual variable compensation based on attainment of annual corporate, division functional and individual goals; and (ii) a three-year performance plan based on the achievement of certain financial metrics. We believe the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote in connection with their ongoing evaluation of the Company’s compensation program for the named executive officers. Broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.
We ask our stockholders to vote in favor of the compensation of the Company’s named executive officers, as described in this proxy statement in accordance with the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion accompanying the compensation tables. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2016 Annual Meeting of Stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL FOUR

PROPOSAL FIVE

(Stockholder Proposal)
The stockholder proposal set forth below was sponsored and submitted to the Company on December 22, 2014 by UAW Retiree Medical Benefits Trust, 110 Miller Avenue, Suite 100, Ann Arbor, Michigan, 48104-1296, a purported owner of shares of our Common Stock having a minimum value as set forth in Rule 14a-8 of the Exchange Act allowing submission of proposals by stockholders meeting certain requirements. The proposal is printed below verbatim, and we have not endeavored to correct any erroneous statements or typographical errors contained therein. The Company is not responsible for the contents of this proposal or the supporting statement of UAW Retiree Medical Benefits Trust. Our Board has recommended a vote against the proposal, if properly presented at the Annual Meeting, for the reasons set forth following the proposal and the supporting statement of UAW Retiree Medical Benefits Trust.
“RESOLVED, that shareholders of Celgene Corporation (“Celgene”) ask the Board of Directors to report to shareholders by December 31, 2015, at reasonable cost and omitting confidential or proprietary information, on the risks to Celgene from rising pressure to contain U.S. specialty drug prices. Specialty drugs, as defined by the Center for Medicare and Medicaid Services, are those that cost more than $600 per month. The report should address Celgene’s response, if any, to risks created by:
•
The relationship between Celgene’s specialty drug prices and each of clinical benefit, patient access, the efficacy and price of alternative therapies, manufacturing costs, drug development costs and the proportion of drug development costs borne by academic institutions and/or the government;

•
Price disparities between the U.S. and other countries and public concern that U.S. patients and payers are shouldering an excessive proportion of the cost burden;

•
Price sensitivity of prescribers, payers and patients; and

•
The possibility that pharmacoeconomics techniques such as cost-effectiveness studies will be relied on more by payers in making specialty drug reimbursement decisions.

Supporting Statement
A vigorous national debate has recently intensified regarding appropriate pricing of specialty drugs and the impact of specialty drug costs on patient access and the health care system. Growth in U.S. spending on specialty drugs is expected to dwarf growth in overall prescription drug spending in coming years. (http://lab.express-scripts.com/~/media/7f14884da6ef434dbf30abd82dd7e655.ashx)
Celgene sells two costly specialty drugs that treat multiple myeloma, Revlimid and Imnovid (also known as Pomalyst). As of December 18, using online price calculators, Revlimid has a retail price tag of approximately $156,000 per year, up from $8,500 per year in 2010. (http://www.advfn.com/nasdaq/StockNews.asp?stocknews=CELG&article=45688589)
Revlimid is an analog of an earlier Celgene drug Thalomid, which itself was an existing compound used briefly as a sedative in the 1950s. Celgene received “fast track” designation from the FDA for Revlimid to treat myelodysplastic dyndrome, which expedited study and approval of the drug. (http://www.fda.gov/downloads/Drugs/UCM216527.pdf; http://www.fda.gov/AboutFDA/CentersOffices/OfficeofMedicalProductsandTobacco/CBER/ucm122932.htm)
Celgene has encountered difficulties in obtaining coverage for Revlimid for some indications without price concessions. A Morningstar analyst noted recently that “Celgene may struggle to obtain reimbursement for Revlimid as a first-line multiple myeloma therapy in many international markets” due to cost. (http://analysisreport.morningstar.com/stock/research?t=CELG&region=USA&culture=
en-US&productcode=MLE)
Physicians are becoming more cost-conscious too. In 2012, three Memorial Sloan Kettering physicians published an op-ed in the New York Times explaining that they were refusing to prescribe a new cancer drug due to its cost. They stated, “[w]hen choosing treatments for a patient, we have to consider the financial strains they may cause alongside the benefits they might deliver.” (http://www.nytimes.com/2012/10/15/opinion/a-hospital-says-no-to-an-11000-a-month-cancer-drug.html?_r=0) Consumers are also sensitive to high health care prices. In a recent survey, 82% of consumers cited price as a factor driving their decision making. (http://www.iirusa.com/upload/wysiwyg/Karen%201gnagni.pdf)
We are concerned that pricing specialty drugs at such high levels is not a sustainable strategy and that doing so creates financial and reputational risks. The report requested in the proposal would allow shareholders to better evaluate these risks.
We urge shareholders to vote FOR this proposal.
Board’s Reasons for Opposing Proposal Five
Your Board believes that this proposal does not recognize the significant value innovative medicines provide for patients, healthcare systems and the economy, and would not serve the interests of Celgene stockholders. We already make extensive disclosures about the risks we face from pressures to contain or control prices of and access to innovative biopharmaceutical products. The additional information requested by this proposal would not provide meaningful additional information.
Biopharmaceutical innovation is dramatically improving outcomes for patients with significant unmet medical needs, including cancer.
Your Company remains committed to delivering truly innovative and life-changing drugs for patients with significant unmet medical needs. That commitment has driven our reinvestment over the past five years of more than 30% of the Company’s revenues in research and development1—well above the biopharmaceutical sector average—and it impels us to work with patient advocates, physicians, other healthcare providers, payers and policymakers to support affordable access for patients to effective new therapies.
Innovative biopharmaceutical therapies, particularly those for treating serious diseases including cancer have brought about dramatic improvements in patient outcomes and provide considerable value for patients, health systems and society. Five-year survival rates across all cancers have increased from 49% (for patients diagnosed in 1995) to 68% (for patients diagnosed in 2009).2 Biopharmaceutical innovation is attributable for much of this increase, including approximately 60% of the decline in cancer mortality in the decade between 2000–2009.3 Notwithstanding significantly improved patient outcomes, the total cost of cancer treatment as a percentage of health care spending remains approximately five percent—roughly the same as a half century ago.4 Total spending on biopharmaceutical therapies in cancer treatment amounts to less than one percent of total U.S. health care spending.5

1
Celgene Annual Reports 2010-2014 reflect average research and development investment of 32.29% of total revenue based on U.S. GAAP.

2
National Cancer Institute, Surveillance Epidemiology and End Results (SEER), Available at http://seer.cancer.gov/.*

3
Frank R. Lichtenberg, NBER Working Paper 15880. Available at http://www.nber.org/papers/w15880.

4
Cancer Treatment Expenditures in Billions of Dollars (1963-2004). Available at http://www.progressreport.cancer.gov/sites/default/files/archive/report2007.pdf;* Cutler DM. Are we finally winning the war on cancer? J Econ Persp 2008:22(4);3-26; Mariotto AB, Yabroff KR, Shao Y, et al. Projections of the cost of cancer care in the United States: 2010-2020. J Natl Cancer Inst 2011;103(2):117-128; Centers for Disease Control and Prevention. Health, United States, 2012. Table 111. Gross domestic product, national health expenditures, per capita amounts, percent distribution, and average annual percent change: United States, selected years 1960-2011. Available at http://www.cdc.gov/nchs/data/hus/2012/111.pdf.*

5
Centers for Medicare and Medicaid Services. National Health Expenditure Data. Available at http://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/NationalHealthExpendData/Downloads/Proj2011PDF.pdf;* IMS Institute. Innovation in cancer care and implications for health systems, Global oncology trend report. Available at http://www.obroncology.com/imshealth/content/IMSH_Oncology_Trend_Report_020514F4_screen.pdf.*

*
World Wide Web addresses contained in this proxy statement are for explanatory purposes only and they (and the content contained therein) do not form a part of, and are not incorporated by reference into, this proxy statement.

Unfortunately, health insurance company practices, such as specialty tiers that require patients with serious illnesses to pay out of pocket as much as 40 or 50 percent of prescription drug costs, impose a discriminatorily high barrier to patients’ access to care based on their medical condition. We are committed to advocating for health insurance coverage that does not limit patient access to treatment and to ensuring that uninsured as well as underinsured patients have access to innovative biopharmaceutical therapies.
Celgene’s existing public reports provide extensive information about the risks we face from efforts to limit access to innovative therapies and contain immediate costs of healthcare.
Pressures to contain or control prices of and access to innovative biopharmaceutical therapies have been a fact of life for research-based companies such as Celgene for some time, and the public reports we file with the SEC have consistently disclosed the extent of the risks we face from healthcare management organizations and third-party payers that seek to contain their immediate costs, including through price controls and other forms of restrictions on patient access. We prominently disclose in our quarterly and annual reports, for example, that sales of our current and future products depend, in large part, on the conditions under which our products are paid for by health maintenance, managed care, pharmacy benefit and similar health care management organizations, or are reimbursed by government health authorities, private health insurers and other third-party payers. Acknowledging the increasing pressure on pricing and reimbursement, we have consistently reported to our stockholders that “… health care management organizations and third-party payers are increasingly challenging the prices charged for medical products and services, seeking to implement cost-containment programs, including price controls, restrictions on reimbursement and requirements for substitution of generic products.” We have been and will continue to be transparent about the adverse risks that limitations on patient access to our therapies, policies of insurers that shift costs of specialty medicines to patients, and other price and access controls and cost-containment measures could have on our Company and the patients we serve.
The additional information requested by this proposal would not be meaningful.
Our mission also requires us to consider and balance numerous factors as we determine prices for our products, a process that is one of the most critical, complex and fundamental responsibilities of management. Doing so across dozens of global markets relies on dynamic analyses, taking into account the benefits of our products for patients and healthcare systems, the reimbursement policies of third-party payers such as government and private insurance plans, our past and future research and development investments, and the need to provide a favorable return on investment for stockholders, which in turn creates the incentives for continued innovation. It would be profoundly burdensome on, and competitively disadvantageous to, the Company to generate a report that attempted to address the wide range of complex and inter-related financial, scientific and country-by-country regulatory and reimbursement factors that we consider in determining prices for our products. Moreover, because conditions affecting pricing decisions are constantly shifting across global markets, an annual report with the information called for by the proposal would not benefit stockholders or provide them with any greater understanding of this complex landscape.
The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in the proxy.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE AGAINST THE ADOPTION OF PROPOSAL FIVE

STOCKHOLDER PROPOSALS
Stockholders wishing to include proposals in the proxy materials in relation to our Annual Meeting of Stockholders to be held on or about June 15, 2016 must submit the same in writing, by mail, first-class postage pre-paid, to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901, Attention: Corporate Secretary, which must be received at our executive office on or before January 2, 2016. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.
Stockholders who intend to present a proposal at the 2016 Annual Meeting, without including such proposal in our proxy statement, must provide our Corporate Secretary with written notice of such proposal between the close of business on March 17, 2016 and the close of business on April 16, 2016; provided that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2016 Annual Meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2016 Annual Meeting was mailed or such public disclosure of the date of the 2016 Annual Meeting was made, whichever first occurs. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.
We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (908) 673-9000 or by mail to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.
OTHER MATTERS
Upon written request addressed to our Corporate Secretary at 86 Morris Avenue, Summit, New Jersey 07901 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2014 Annual Report on Form 10-K filed with the SEC.
Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.
By Order of the Board of Directors,

Robert J. Hugin
Chairman and Chief Executive Officer
April 30, 2015

YOU HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR TOLL FREE VIA TOUCH-TONE PHONE AT 1-800-690-6903. YOU MAY VOTE UNTIL 11:59 P.M. EASTERN TIME ON JUNE 16, 2015.
ALTERNATIVELY, STOCKHOLDERS MAY CHOOSE TO VOTE BY MAIL VIA PROXY. IF YOU WISH TO VOTE BY PROXY, WE WILL PROMPTLY DELIVER, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE PROXY MATERIALS TO YOU. WE WILL FILL YOUR REQUEST IN THREE BUSINESS DAYS. YOU MAY REQUEST PAPER OR E-MAIL DELIVERY BY CALLING 1-800-579-1639 OR BY MAIL TO CELGENE CORPORATION, 86 MORRIS AVENUE, SUMMIT, NEW JERSEY 07901, ATTENTION: INVESTOR RELATIONS.
UPON RECEIPT OF A PROXY CARD, YOU ARE REQUESTED TO DATE AND SIGN THE PROXY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE WHICH WE WILL PROVIDE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A
Celgene Corporation and Subsidiaries
Reconciliation of GAAP to Adjusted (Non-GAAP) Net Income
		Year Ended December 31, 2014
		(In millions, except per share data)
Net income — GAAP		$1,999.9
Before tax adjustments:
Cost of goods sold (excluding amortization of acquired intangible assets):
Share-based compensation expense	(1)	26.2
Research and development:
Share-based compensation expense	(1)	196.5
Upfront collaboration expense	(2)	453.6
IPR&D impairment	(3)	129.2
Selling, general and administrative:
Share-based compensation expense	(1)	224.9
Settlement of contingent obligation	(4)	25.0
Amortization of acquired intangible assets	(5)	258.3
Acquisition related charges, net:
Change in fair value of contingent consideration	(6)	48.7
Net income tax adjustments	(7)	(263.7)
Net income — adjusted (non-GAAP)		$3,098.6
Net income per common share — adjusted (non-GAAP):
Basic		$3.86
Diluted		$3.71

Explanation of adjustments:
(1)
Exclude share-based compensation expense totaling $447.6 million.

(2)
Exclude upfront payment expense for research and development collaboration arrangements.

(3)
Exclude in-process research and development (IPR&D) impairment recorded as a result of changes in estimated probability-weighted cash flows related to CC-292.

(4)
Exclude settlement of a contingent obligation to make matching contributions to a non-profit organization.

(5)
Exclude amortization of intangible assets acquired in the acquisitions of Pharmion Corp., Gloucester Pharmaceuticals, Inc. (Gloucester), Abraxis BioScience Inc. (Abraxis) and Celgene Avilomics Research, Inc. (Avila).

(6)
Exclude changes in the fair value of contingent consideration related to the acquisitions of Gloucester, Abraxis, Avila and Nogra Pharma Limited.

(7)
Net income tax adjustments reflect the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments, including the effects of acquisition related matters, adjustments to the amount of unrecognized tax benefits, and nonrecurring items connected with the launch of new products.

A-1

Appendix B
Celgene Corporation
2008 Stock Incentive Plan
(Amended and Restated as of April 15, 2015)
Article 1.
PURPOSE
The purpose of this Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015) (the “Plan”) (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan), with certain designated provisions being subject to stockholder approval at the 2015 annual meeting of stockholders on June 17, 2015, is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to offer selected management and other employees of the Company and its Affiliates and Non-Employee Directors of the Company, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
Article 2.
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1   “Affiliate” shall mean other than the Company, (i) any Subsidiary, (ii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2   “Award” shall mean any award under this Plan of any Stock Option, Restricted Stock, Stock Appreciation Right, Other Stock-Based Award or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3   “Board” or “Board of Directors” shall mean the Board of Directors of the Company.
2.4   “Cause” shall mean, with respect to a Participant’s Termination of Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define “cause” (or words of like import), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines “cause” (or words of like import) and a “cause” termination would be permitted under such agreement at that time, termination that is or would be deemed to be for “cause” (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions “cause” on occurrence of a change in control, such definition of  “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Non-Employee

Director’s Termination of Directorship, “Cause” shall mean (i) a Non-Employee Director’s conviction of, or plea of guilty or nolo contendere to, a felony or (ii) dishonesty, fraud or willful misconduct by the Non-Employee Director in fulfilling the Non-Employee Director’s duties to the Company.
2.5   “Change in Control” shall have the meaning set forth in Article 13.
2.6   “Code” shall mean the Internal Revenue Code of 1986, as amended.
2.7   “Committee” shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an “outside director” as defined under Section 162(m) of the Code and to the extent required by Rule 5605(a)(2) of the Nasdaq Listing Rules or such other applicable stock exchange rule, an independent director. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.
2.8   “Common Stock” shall mean the common stock, $.01 par value per share, of the Company.
2.9   “Company” shall mean Celgene Corporation, a Delaware corporation, and its successors by merger, consolidation or otherwise.
2.10   “Disability” shall mean, with respect to a Participant, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.11   “Effective Date” shall mean April 15, 2015, subject to Article 17.
2.12   “Eligible Employees” shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.
2.13   “Exchange Act” shall mean the Securities Exchange Act of 1934.
2.14   “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.15   “Family Member” shall mean, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.
2.16   “Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.17   “Limited Stock Appreciation Right” shall mean an Award made pursuant to Section 8.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

2.18   “Named Executive Officer” shall mean a “named executive officer” (as such term is defined under the Securities Act of 1933) of the Company listed in the Company’s most recent proxy statement for its annual meeting of stockholders.
2.19   “Non-Employee Director” shall mean a director of the Company who is not an active employee of the Company or an Affiliate.
2.20   “Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.
2.21   “Other Stock-Based Award” shall mean an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a Restricted Stock Unit.
2.22   “Participant” shall mean an Eligible Employee or Non-Employee Director to whom an Award has been made pursuant to this Plan.
2.23   “Performance-Based Award” shall mean an Award made pursuant to Article 10 of this Plan of a right to receive awards of Common Stock and other Awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or attainment of pre-established performance goals.
2.24   “Performance Criteria” has the meaning set forth in Exhibit A.
2.25   “Performance Goal” shall mean the objective performance goals established by the Committee and, if desirable for purposes of Section 162(m) of the Code, based on one or more Performance Criteria.
2.26   “Performance Period” shall mean three consecutive fiscal years of the Company, or such shorter period as determined by the Committee in its discretion.
2.27   “Restricted Stock” shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article 7.
2.28   “Restricted Stock Unit” shall mean a type of Other Stock-Based Award granted under Article 9 which represents the right to receive cash, shares of Common Stock or a combination thereof as determined by the Committee in its sole discretion.
2.29   “Restriction Period” shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.
2.30   “Retirement” shall mean, with respect to any Award granted on or after April 17. 2013, an Eligible Employee’s Termination of Employment due to a voluntary resignation at or after the earlier of: (1) the attainment of age fifty-five (55) and the completion of five (5) years of service, and (2) the attainment of an age plus completed years of service that equals sixty-five (65) and the completion of a minimum of two (2) years of service; provided, however, that unless otherwise determined by the Committee at the time of grant or thereafter, an Eligible Employee must provide the Committee or its designee with not less than six (6) months written notice of the Eligible Employee’s intent to terminate the Eligible Employee’s service with the Company and its Affiliates by reason of Retirement. Notwithstanding the foregoing, with respect to any Award granted on or after June 18, 2002 and prior April 17, 2013, “Retirement” shall mean an Eligible Employee’s Termination of Employment due to a voluntary resignation at or after the attainment of age fifty-five (55) and the completion of five (5) years of service. For purposes of determining a Participant’s eligibility for Retirement, “years of service” shall be determined by the Committee based on the Eligible Employee’s completed years of service from his or her hire date (after taking into account any breaks in service), or such other methodology as determined by the Committee in its sole discretion, provided that with respect to an Award that is subject to Section 16.15(b) of the Plan, such alternate methodology must be specified by the Committee in writing no later than the date of grant. With respect to a Non-Employee Director’s Termination of Directorship, Retirement means the Non-Employee Director’s failure to stand for reelection or the failure to be re-elected.
2.31   “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.32   “Section 162(m) of the Code” shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.
2.33   “Stock Appreciation Right” shall mean the right (pursuant to an Award granted under Article 8). A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in Common Stock equal to the excess of  (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in Common Stock equal to the excess of  (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.34   “Stock Option” or “Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees pursuant to Article 6 and to Non-Employee Directors pursuant to Article 11.
2.35   “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.36   “Ten Percent Stockholder” shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.
2.37   “Termination of Directorship” shall mean that the Non-Employee Director has ceased to be a director of the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.
2.38   “Termination of Employment” shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.
2.39   “Transfer” or “Transferred” or “Transferable” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.
Article 3.
ADMINISTRATION
3.1   The Committee.   The Plan shall be administered and interpreted by the Committee.
3.2   Awards.   The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, (iv) Other Stock-Based Awards and (v) Performance-Based Awards. In addition, the Committee shall have full authority to grant to Non-Employee Directors, pursuant to the terms of this Plan: (i) Non-Qualified Stock Options and (ii) Restricted Stock Units in accordance with Article 11. In particular, the Committee shall have the authority:
(a)   to select the Eligible Employees to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards may from time to time be granted hereunder;
(b)   to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees;
(c)   to select the Non-Employee Directors to whom Non-Qualified Stock Options and Restricted Stock Units may from time to time be granted hereunder and determine whether and to what extent Non-Qualified Stock Options and Restricted Stock Units or any combination thereof, are to be granted hereunder to Non-Employee Directors;

(d)   to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Non-Employee Director granted hereunder;
(e)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Non-Employee Director (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(f)   to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);
(g)   to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;
(h)   to determine whether to require an Eligible Employee or Non-Employee Director, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and
(i)   to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.
3.3   Guidelines.   Subject to Article 14 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. Without limiting the generality of the foregoing, the French Addendum to the Plan previously adopted by the Committee for purposes of the grant of Stock Options to Participants who reside in, or are subject to taxation in, France, continues to be in full force and effect under the Plan as amended and restated herein. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options, Stock Appreciation Rights and certain awards of Other Stock-Based Awards and Performance-Based Awards and shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4   Decisions Final.   Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5   Reliance on Counsel.   The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6   Procedures.   If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.7   Designation of Consultants/Liability.
(a)   To the extent permitted by applicable law and applicable exchange rules, the Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.
(b)   The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant, appraiser or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, employees, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
Article 4.
SHARE AND OTHER LIMITATIONS
4.1   Shares.
(a)   General Limitation.   The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 247,763,282 shares effective upon, and subject to, stockholder approval at the Company’s 2015 annual meeting of stockholders (227,963,282 shares (adjusted to reflect the two-for-one stock split approved by stockholders on June 18, 2014) in the event such approval is not obtained), in each case, subject to any increase or decrease pursuant to Section 4.2. Any shares of Common Stock that are subject to Restricted Stock Awards or Other Stock-Based Awards or Performance-Based Awards denominated in shares of Common Stock granted on or after the date of the Company’s 2012 annual meeting of stockholders, shall be counted against this limit as 2.15 shares for every share granted. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or an Other

Stock-Based Award or a Performance-Based Award denominated in shares of Common Stock granted under this Plan is forfeited for any reason on or after the date of the Company’s 2012 annual meeting of stockholders, 2.15 shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option exercise price shall not be added to the aggregate share reserve described herein.
(b)   Individual Participant Limitations.   (i) The maximum number of shares of Common Stock subject to any Option or any Other Stock-Based Award or Performance-Based Award denominated in shares of Common Stock for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 3,000,000 shares (as adjusted to reflect the two-for-one stock split approved by stockholders on June 18, 2014, subject to any increase or decrease pursuant to Section 4.2); provided, however, that with respect to any Performance-Based Award or Other Stock-Based Award with a Performance Period that is less than three consecutive fiscal years, the maximum number of shares of Common Stock subject to any Other Stock-Based Award or Performance-Based Award shall be determined by multiplying 3,000,000 by a fraction, the numerator of which is the number of days in the Performance Period and the denominator of which is 1095.
(ii)   The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 3,000,000 shares (as adjusted to reflect the two-for-one stock split approved by stockholders on June 18, 2014, subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee’s individual share limitations for both Stock Appreciation Rights and Options.
(iii)   The maximum payment under any Performance-Based Awards denominated in dollars under this Plan to each Eligible Employee for any Performance Period shall be $6,000,000, provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum value at grant of Performance-Based Awards under this subparagraph (iii) shall be determined by multiplying $6,000,000 by a fraction, the numerator of which is the number of days in the Performance Cycle and the denominator of which is 1095.
(iv)   There are no annual individual participant limitations on Restricted Stock or Other Stock-Based Awards that are not intended to comply with the requirements of Section 162(m) of the Code.
(v)   To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by an Award in the Company’s fiscal year, such shares of Common Stock shall not be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.
4.2   Changes.
(a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)   In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company’s preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.
(c)   Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half  (1∕2) and rounding-up for fractions equal to or greater than one-half  (1∕2). No fractional shares of Common Stock shall be issued under the Plan, and no cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
(d)   In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards requiring exercise or similar action by a Participant, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.
If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.
4.3   Purchase Price.   Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.
Article 5.
ELIGIBILITY
All management and other employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards under this Plan. Non-Employee Directors of the Company are eligible to be granted Non-Qualified Stock Options and Restricted Stock Units to the extent provided in Article 11. Participation under this Plan shall be determined by the Committee in its sole and absolute discretion.

Article 6.
STOCK OPTIONS
6.1   Options.   Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.
6.2   Grants.   The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non-Qualified Stock Option.
6.3   Terms of Options.   Options granted under Article 6 of this Plan shall be subject to Article 12 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)   Option Price.   The option price per share of Common Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall not be less than 110% of the Fair Market Value of the share of Common Stock at the time of grant.
(b)   Option Term.   The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.
(c)   Exercisability.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Options shall be subject to a minimum vesting schedule of at least one year, except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Stock Options may become vested prior to the completion of the one-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price to the extent permitted by law, (iii) by payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)   Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.
Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.
(f)   Form of Options.   Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee.
(g)   Form of Settlement.   In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.
(h)   Other Terms and Conditions.   Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate. With regard to “reloads”, the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a “Reload Option”) if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, Stock Options granted on or after October 1, 2004 shall not permit reloads.
(i)   Repricing or Repurchase of Stock Options Prohibited.   Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Option may not be (a) modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), or (b) repurchased by the Company if the per share option price of the Stock Option is less than the Fair Market Value of a share of Common Stock (other than a cancellation for no value in accordance with Section 4.2(d)), unless such action is approved by the stockholders of the Company.

Article 7.
RESTRICTED STOCK AWARDS
7.1   Awards of Restricted Stock.   Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.
7.2   Awards and Certificates.   An Eligible Employee selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)   Purchase Price.   The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.
(b)   Acceptance.   Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)   Legend.   Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Celgene Corporation (the “Company”) 2008 Stock Incentive Plan, as may be amended from time to time, and an Agreement entered into between the registered owner and the Company dated            . Copies of such Plan and Agreement are on file at the principal office of the Company.”
(d)   Custody.   The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
7.3   Restrictions and Conditions on Restricted Stock Awards.   The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article 12 and the following restrictions and conditions:
(a)   Restriction Period; Vesting and Acceleration of Vesting.   (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock; provided, however, that shares of Restricted Stock shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Restricted Stock may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting.
(ii)   Performance Goals, Formulae or Standards.   If the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
(b)   Rights as Stockholder.   Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period. Notwithstanding the foregoing, with respect to any Restricted Stock Award for which vesting is based on the attainment of Performance Goals, the payment of dividends shall be deferred until, and conditioned upon, the attainment of the Performance Goals.
(c)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.
Article 8.
STOCK APPRECIATION RIGHTS
8.1   Tandem Stock Appreciation Rights.   Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
8.2   Terms and Conditions of Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 12 and the following:
(a)   Term.   A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(b)   Exercisability.   Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 8.

(c)   Method of Exercise.   A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(d)   Payment.   Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
(e)   Deemed Exercise of Reference Stock Option.   Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.
8.3   Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.
8.4   Terms and Conditions of Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 12 and the following:
(a)   Term.   The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
(b)   Exercisability.   Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Appreciation Rights shall be subject to a minimum vesting schedule of at least one year, except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Stock Appreciation Rights may become vested prior to completion of the one-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(c)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(d)   Payment.   Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

8.5   Limited Stock Appreciation Rights.   The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.
8.6   Repricing of Stock Appreciation Rights Prohibited.   Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
Article 9.
OTHER STOCK-BASED AWARDS
9.1   Other Awards.   The Committee, in its sole discretion, is authorized to grant to Eligible Employees Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, Restricted Stock Units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.
9.2   Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

(a)   Non-Transferability.   Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 9 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)   Dividends.   The recipient of an Award under this Article 9 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c)   Vesting.   Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that Other Stock-Based Awards not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Other Stock-Based Awards may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.
(d)   Price.   Common Stock issued on a bonus basis under this Article 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 9 shall be priced, as determined by the Committee in its sole discretion.
(e)   Payment.   Form of payment for the Other Stock-Based Award shall be specified in the Award agreement, and may consist of cash, shares of Common Stock or a combination thereof as determined by the Committee in its sole discretion.
Article 10.
PERFORMANCE-BASED AWARDS
10.1   Performance-Based Awards.   Performance-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock or dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock or payment of dollar amount under such Awards upon the completion of a specified Performance Period.
For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof)

regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.
10.2   Terms and Conditions.   Performance-Based Awards made pursuant to this Article 10 shall be subject to the following terms and conditions:
(a)   Dividends.   Upon the expiration of the Performance Period and conditioned upon the attainment of the Performance Goals, the recipient of an Award under this Article 10 shall be entitled to receive dividends that are issued during the Performance Period, or dividend equivalents with respect thereto, with respect to the number of shares of Common Stock covered by the Award, unless the Committee determines that no dividends shall be paid.
(b)   Vesting.   Any Award under this Article 10 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that such Awards of Common Stock not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Performance-Based Awards may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting.
(c)   Waiver of Limitation.   Subject to the limitations of Section 10.2(b), in the event of a Change in Control or the Participant’s Retirement, Disability, death or involuntary termination without Cause, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.
(d)   Purchase Price.   Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 10 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 10 shall be priced as determined by the Committee.
(e)   Performance Goals, Formulae or Standards.   (i) The Committee shall establish the Performance Goals and the individual target award (if any) in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.
(ii)   The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.
(f)   Committee Certification.   At the expiration of the Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved.

Article 11.
AWARDS FOR NON-EMPLOYEE DIRECTORS
The terms and conditions of this Article 11 shall apply to Awards granted to Non-Employee Directors under the Plan.
11.1   Grants to Non-Employee Directors.   The Committee may grant Non-Qualified Stock Options and Restricted Stock Units to Non-Employee Directors from time to time as determined in its sole and absolute discretion.
11.2   Deferral Election.
(a)   General.   A Non-Employee Director may elect to defer the payment of Restricted Stock Units (“Deferral Election”) in a manner specified by the Committee and in accordance with this Section 11.2. If a Deferral Election is not timely made in accordance with this Section 11.2, such Deferral Election shall be considered void and shall have no effect, and a Non-Employee Director’s Restricted Stock Units shall be paid in the form of shares of Common Stock on the earliest to occur: (i) a Non-Employee Director’s death; (ii) a Non-Employee Director’s Disability; (iii) a Non-Employee Director’s Retirement; (iv) a Non-Employee Director’s “separation from service” within the meaning of Code Section 409A; and (v) a Change in Control.
(b)   Deferral Election.   Unless otherwise determined by the Committee, but subject to the requirements of Code Section 409A, any Deferral Election must be made on or prior to the date of grant of Restricted Stock Units and thereafter, such Deferral Election shall become irrevocable. Notwithstanding the foregoing, a Non-Employee Director may modify a Deferral Election provided that: (i) a subsequent Deferral Election does not take effect for at least twelve (12) months after the modification is made; (ii) the modification is made at least twelve (12) months prior to the date the Restricted Stock Units would otherwise have been paid pursuant to the initial Deferral Election; and (iii) the payment date of the Restricted Stock Units is at least five (5) years beyond the payment date specified in the initial Deferral Election.
(c)   Payment.   Restricted Stock Units deferred in accordance with this Section 11.2 shall be paid in the form of shares of Common Stock on the earliest to occur: (i) the payment date specified in a Deferral Election; (ii) a Non-Employee Director’s death; (iii) a Non-Employee Director’s Disability; (iv) a Non-Employee Director’s Retirement; (v) a Non-Employee Director’s “separation from service” within the meaning of Code Section 409A; and (vi) a Change in Control. Any dividends or dividend equivalents payable that a Non-Employee may be entitled to receive pursuant to an Award of Restricted Stock Units shall be paid at the same time as the applicable Restricted Stock Units are paid to the Non-Employee Director.
11.3   Vesting.
(a)   Options.   With respect to Non-Qualified Stock Options granted to a Non-Employee Director:
(i)   Any grant made to a Non-Employee Director upon the date of the Non-Employee Director’s initial election or appointment as a member of the Board (an “Initial Option Grant”) shall vest in four (4) equal annual installments, with the first (1st) installment vesting on the first (1st) anniversary of the date of grant and the remaining installments vesting on each of the next three (3) anniversaries of the date of grant; provided that the holder thereof has been a Non-Employee Director of the Company at all times through such date. Notwithstanding the forgoing, if a Non-Employee Director fails to stand for election at an annual meeting of the Company’s stockholders and such annual meeting occurs prior to the vesting date for the annual installment of such Initial Option Grant that otherwise would have vested in the year of such annual meeting, then such installment shall vest on the day preceding such annual meeting; provided that the holder thereof has been a Non-Employee Director of the Company at all times through such date.

(ii)   Any grants made on and after an annual meeting to the Non-Employee Directors who were elected at such annual meeting and are continuing as members of the Board as of the completion of such annual meeting (an “Annual Option Grant”) shall vest in full on the earlier of (A) the day preceding the date of the first (1st) annual meeting held following the date of grant; and (B) the first (1st) anniversary of the date of grant of the Award, provided that, in each case, the holder thereof has been a Non-Employee Director of the Company at all times through such date.
(iii)   Notwithstanding the foregoing, any Initial Option Grant and Annual Option Grant made to a Non-Employee Director shall become fully vested and exercisable effective upon: (A) the Non-Employee Director’s Disability or death or, subject to the Committee’s approval (which it may give in its sole discretion), upon any other “separation from service” (within the meaning of Code Section 409A) of the Non-Employee Director; (B) solely with respect to any Initial Option Grant and Annual Option Grant made to a Non-Employee Director on or following the Effective Date, the Non-Employee Director’s Termination of Directorship, due to the failure to stand for reelection, failure to be reelected or removal or resignation at the request or instruction of a person or entity effecting the Change in Control, in each case occurring on or after the occurrence of a Change in Control; or (C) solely with respect to any Initial Option Grant and Annual Option Grant made to a Non-Employee Director prior the Effective Date, the occurrence of a Change in Control.
(b)   Restricted Stock Units.   One-third (1∕3) of the Restricted Stock Units granted to Non-Employee Directors shall vest on each of the first (1st), second (2nd) and third (3rd) anniversaries of the date of grant, provided that the holder thereof has not had a Termination of Directorship at any time prior to each such date; provided, however, that unvested Restricted Stock Units shall become fully vested effective upon: (i) the Non-Employee Director’s Retirement, Disability or death or, subject to the Committee’s approval (which it may give in its sole discretion), upon any other “separation from service” (within the meaning of Code Section 409A) of the Non-Employee Director; (ii) solely with respect to any Restricted Stock Units granted to a Non-Employee Director on or following the Effective Date, the Non-Employee Director’s Termination of Directorship, due to the failure to stand for reelection, failure to be reelected or removal or resignation at the request or instruction of a person or entity effecting the Change in Control, in each case occurring on or after the occurrence of a Change in Control; or (iii) solely with respect to any Restricted Stock Units granted made to a Non-Employee Director prior the Effective Date, the occurrence of a Change in Control. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant without regard to any limit on accelerated vesting.
(c)   Impact of Change in Control and Substitution of Awards.   Solely with respect to Awards granted to Non-Employee Directors on or after the Effective Date, in the event of a Change in Control, such Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, and to the extent such Awards are not so continued, assumed, substituted therefor or treated in accordance with Section 4.2(d), such Awards shall be purchased by the Company or an Affiliate of the Company for cash in accordance with Section 13.1(b)(ii). Solely with respect to Awards granted to Non-Employee Directors prior to the Effective Date, such Awards shall be treated in accordance with Section 13.1, subject to full vesting on a Change in Control in accordance with Section 11.3(a)(3)(C) and Section 11.3(b)(iii).
11.4   Exercisability; Method of Exercise.
(a)   Unless otherwise determined by the Committee at the time of grant, vested Stock Options shall be exercisable by the Non-Employee Director (or by the Non-Employee Director’s legal representative or the legal representative of the Non-Employee Director’s estate, as applicable) at any time following the applicable vesting date to the extent permitted in Section 12.3.
(b)   To the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term (subject to Section 12.3), by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Committee and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Non-Employee Director (or by the Non-Employee Director’s legal representative or the legal representative of the Non-Employee Director’s estate, as applicable, and as permitted by Section 12.3) delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Non-Employee Director (for which the Non-Employee Director has good title free and clear of any liens and encumbrances)). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
11.5   Terms.   Except as otherwise provided in this Article 11, any Non-Qualified Stock Option granted under this Article 11 shall be subject to the terms and conditions set forth in Sections 6.3 and 12.3, and any Restricted Stock Unit granted under this Article 11 shall be subject to the terms and conditions set forth in Sections 9.2 and 12.3.
Article 12.
NON-TRANSFERABILITY AND TERMINATION PROVISIONS
The terms and conditions of this Article 12 shall apply to Awards under this Plan as follows:
12.1   Nontransferability.   No Stock Option, Stock Appreciation Right or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article 12 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option which is Transferred to a Family Member pursuant to the preceding sentence may not be subsequently Transferred by such Family Member. Shares of Restricted Stock under Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.
12.2   Termination of Employment.   The following rules apply with regard to the Termination of Employment of a Participant:
(a)   Termination by Reason of Death.   If a Participant’s Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

(b)   Termination by Reason of Retirement or Disability.   If a Participant’s Termination of Employment is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination (or solely with respect to Stock Options or Stock Appreciation Rights granted on or after September 1, 2007, to the extent exercisable at the Participant’s termination or thereafter if the Participant provides the Committee or its designee with not less than six (6) months written notice of the Participant’s intent to terminate the Participant’s service with the Company and its Affiliates by reason of Retirement, such Stock Options or Stock Appreciation Rights continue to become exercisable (vested) following the Participant’s Termination of Employment by reason of Retirement as if the Participant had remained an employee of the Company), by the Participant (or the Participant’s legal representative to the extent permitted under Section 16.11 or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period (the “Retirement or Disability Period”) which is the shorter of  (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.
(c)   Voluntary Resignation or Involuntary Termination Without Cause.   If a Participant’s Termination of Employment is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.
(d)   Termination for Cause.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.
(e)   Termination of Employment for Restricted Stock.   Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(f)   Termination of Employment for Other Stock-Based Awards and Performance-Based Awards.    Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason, the Other Stock-Based Award or Performance-Based Award in question will vest or be forfeited or be payable in accordance with the terms and conditions established by the Committee at grant or thereafter. Notwithstanding the foregoing, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, if the Participant’s Termination of Employment is by reason of Retirement and the Participant provides the Committee or its designee with not less than six months written notice of the Participant’s intent to terminate the Participant’s service with the Company, the unvested portion, if any, of the Participant’s Award of Restricted Stock Units shall be deemed to be vested in full on the date of the Participant’s Termination of Employment by reason of Retirement, provided, that payment of the Restricted Stock Unit shall not be made on such date, but shall be made in accordance with the payment schedule set forth in the applicable Award agreement.
12.3   Termination of Directorship.
(a)   Termination of Directorship other than for Cause.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, upon a Non-Employee Director’s Termination of Directorship for any reason, any unvested Stock Option or Restricted Stock Unit held by such Non-Employee Director shall thereupon terminate and expire as of the date of Termination of Directorship, except as expressly set forth in Article 11. Notwithstanding the foregoing, in the event of a Non-Employee Director’s Termination of Directorship for any reason other than due to a Termination of Directorship for Cause, a Non-Employee Director (or the Non-Employee Director’s legal representative to the extent permitted under Section 16.11 or the legal representative of the Non-Employee Director’s estate, as the case may be) may exercise any Stock Option that was exercisable on the date of such Termination of Directorship for a period of three (3) years from such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.
(b)   Termination of Directorship for Cause.   In the event of a Non-Employee Director’s Termination of Directorship for Cause, all outstanding Awards (whether vested or unvested) shall be forfeited and cancelled for no consideration.
Article 13.
CHANGE IN CONTROL PROVISIONS
13.1   Benefits.   In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award:
(a)   Awards granted to Participants prior to July 1, 2011, shall be treated in accordance with the terms of the Plan as in effect prior to such date; and
(b)   Awards granted to Participants on or after July 1, 2011, shall not vest upon a Change in Control and upon the Change in Control a Participant’s Awards shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:
(i)   Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).
(ii)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1(b)(ii), “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that such price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(iii)   The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards (as defined below) without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award. “Appreciation Award” shall mean any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.
(iv)   Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
(c)   Notwithstanding anything herein to the contrary, if a Participant has an involuntary Termination without Cause at any time during the two (2) year period commencing on a Change in Control, then all outstanding Awards of such Participant that were granted to the Participant on or after July 1, 2011 and prior to the Change in Control (including any Award granted to the Participant in substitution of any such Award pursuant to Section 13.1(b)(i) above) shall be fully vested on the date of such Termination and any such Awards that provide for Participant elected exercise (i.e. Stock Options) shall be immediately exercisable in their entirety on the date of such Termination.
13.2   Change in Control.   A “Change in Control” shall mean the occurrence of any of the following:
(a)   any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities;
(b)   the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;
(c)   during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or
(d)   the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.
Notwithstanding any other provision of the Plan to the contrary, to the extent that Awards under the Plan subject to Section 409A of the Code are payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan with respect to such Awards unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary other than the foregoing sentence, for purposes of the payment of Restricted Stock Units under Sections 11.2(a) and 11.2(c), a Change in Control shall mean a “change in control” as such term is defined in the Celgene Corporation 2005 Deferred Compensation Plan, as amended.
Article 14.
TERMINATION OR AMENDMENT OF THE PLAN
Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan, (iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under Section 6.3, (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code or (vi) materially alter the Performance Criteria set forth in Exhibit A. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, other than adjustments or substitutions in accordance with Section 4.2, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
Article 15.
UNFUNDED STATUS OF PLAN
This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Article 16.
GENERAL PROVISIONS
16.1   Legend.   The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
16.2   Other Plans.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.
16.3   No Right to Employment/Directorship.   Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Non-Employee Director any right with respect to continuance of employment or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which a Participant is employed or retained to terminate his employment or directorship at any time.
16.4   Withholding of Taxes.   The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.
At the discretion of the Committee, any such statutorily required withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
16.5   Listing and Other Conditions.
(a)   As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.
(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company, in either case, under the statutes, rules, or regulations of any applicable jurisdiction, governmental authority or national securities exchange, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)   Upon termination of any period of suspension under this Section 16.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.
(d)   A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.6   Governing Law.   This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
16.7   Construction.   Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
16.8   Other Benefits.   No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent expressly set forth in any such retirement or other benefit plan.
16.9   Costs.   The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
16.10   No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
16.11   Death/Disability.   The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person’s duly appointed legal representative in such manner and proportions as the Committee may determine, in its sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.
16.12   Section 16(b) of the Exchange Act.   All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
16.13   Severability of Provisions.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
16.14   Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
16.15   Section 409A of the Code.
(a)   Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code, and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b)   Notwithstanding anything in the Plan or in an Award to the contrary, solely with respect to any Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the following provisions shall apply:
(i)   A termination of employment shall not be deemed to have occurred for purposes of any provision of the Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of the Award, references to a “termination,” “termination of employment” or like terms shall mean a “separation from service” within the meaning of Code Section 409A. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under the Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of  (i) the expiration of the six (6)-month period measured from the date of the Participant’s “separation from service” within the meaning of Code Section 409A, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 16.15(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s “separation from service” within the meaning of Code Section 409A or, if earlier, on the date of the Participant’s death.
(ii)   Whenever a payment under the Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
16.16   Successor and Assigns.   The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
16.17   Payments to Minors, Etc.   Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
Article 17.
APPROVAL OF BOARD AND STOCKHOLDERS
The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.
Article 18.
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after April 17, 2024 (April 15, 2025 effective upon, and subject to, stockholder approval at the Company’s 2015 annual meeting of stockholders), but Awards granted prior to such date may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the stockholders in the fifth year following the year in which the stockholders approve the Performance Goals set forth on Exhibit A unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

Article 19.
NAME OF PLAN
This Plan shall be known as the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015) (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan).

EXHIBIT A
PERFORMANCE CRITERIA

Performance Goals established for purposes of an Award of Other Stock-Based Awards or Performance-Based Awards intended to comply with Section 162(m) of the Code shall be based on one or more of the following performance criteria (“Performance Criteria”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application (“NDA”) or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases, (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings; (xxiv) productivity; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; or (xxviii) market share. For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.
In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

SCAN TO Individual QR Barcode to be inserted hereVIEW MATERIALS & VOTECELGENE CORPORATION86 MORRIS AVENUESUMMIT, NJ 07901VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on June 16, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by Celgene Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on June 16, 2015. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.CELGENE CORPORATIONForAllWithholdAllFor AllExceptTo withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends that you vote FOR the following:1.Election of DirectorsNominees:01)Robert J. Hugin06)Michael A. Friedman, M.D.02)Richard W. Barker, D. Phil07)Gilla S. Kaplan, Ph.D.03)Michael W. Bonney08)James J. Loughlin04)Michael D. Casey09)Ernest Mario, Ph.D.05)Carrie S. CoxForAgainstAbstainThe Board of Directors recommends you vote FOR proposals 2, 3 and 4:2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.3.Approval of an Amendment and Restatement of the Company’s 2008 Stock Incentive Plan.4.Approval, by non-binding vote, of executive compensation of the Company’s named executive officers.The Board of Directors recommends you vote AGAINST proposal 5:5.Stockholder proposal described in more detail in the proxy statement.NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in proposal 1, FOR proposals 2, 3, and 4, and AGAINST proposal 5.Please indicate if you plan to attend this meeting.YesNoPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Signature (PLEASE SIGN WITHIN BOX)DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report to Stockholders, including Annual Report on From 10-K, Notice of Annual Meeting ofStockholders and Proxy Statement are available at www.proxyvote.com.CELGENE CORPORATIONAnnual Meeting of StockholdersJune 17, 2015This Proxy is Solicited on Behalf of the Board of DirectorsThe stockholder(s) hereby appoint(s) Robert J. Hugin and Peter N. Kellogg, and each of them, as proxies, each with thepower of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot,all of the shares of Common Stock of Celgene Corporation (the “Company”) that the stockholder(s) is/are entitled to vote atthe Annual Meeting of Stockholders to be held at 1:00 P.M., Eastern Time, on June 17, 2015, at the offices of the Company,86 Morris Avenue, Summit, NJ 07901, and at any adjournment or postponement thereof.THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSAL 5.PLEASE MARK, SIGN,
DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side